          As filed with the Securities and Exchange Commission on April 18, 2007

                                            1933 Act Registration No. 333-04999

                                            1940 Act Registration No. 811-07645
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 16 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 26 /X/

                  Lincoln National Variable Annuity Account L
                           (Exact Name of Registrant)

                       Group Variable Annuity I, II & III

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Brian Burke, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2007, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on ______________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III


Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802




Servicing Office:

The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46808

1-800-341-0441
www.LFG.com

This prospectus describes the group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth Portfolio*
     AllianceBernstein Growth and Income Portfolio

American Century Variable Portfolios (Class I):
     Balanced Fund*
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):

     Baron Capital Asset Fund*

Delaware VIP Trust (Service Class):
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series

Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series
Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Developing Leaders Portfolio*
     Dreyfus Stock Index Fund, Inc.*

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*

Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio*

     Fidelity (Reg. TM) Equity-Income Portfolio

     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Growth Portfolio*

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)
     LVIP Delaware Managed
     (formerly Managed Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund)
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*

     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
     (formerly Moderately Aggressive Profile Fund)
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
Neuberger Berman Advisers Management Trust (I Class):

     Mid-Cap Growth Portfolio
     Partners Portfolio*
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio*


*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.


This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 9740, Portland, ME 04104, or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2007

Table of Contents



Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  9
The Lincoln National Life Insurance Company                 11
Fixed Side of the Contract                                  11
Variable Annuity Account (VAA)                              11
Investments of the VAA                                      11
Charges and Other Deductions                                16
The Contracts                                               19
 Purchase of the Contracts                                  19
 Transfers On or Before the Annuity Commencement Date       21
 Death Benefit Before the Annuity Commencement Date         23
 Withdrawals                                                23
Distribution of the Contracts                               26
 Annuity Payouts                                            27
Federal Tax Matters                                         28
Additional Information                                      30
 Voting Rights                                              30
 Return Privilege                                           31
 Other Information                                          31
 Legal Proceedings                                          31
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account L             33
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.


Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.


Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions - Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Loan establishment fee (per loan): $50

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Separate Account L expenses for GVA I, II, & III subaccounts (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts."



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.27%        1.38%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.27%        1.32%



* Fourteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2006:



(as a percentage of each fund's average net assets):


                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth Portfolio (Class B)              0.75           0.25           0.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.06



                                                                                               tal
                                                                                               Expen
                                                                                             To ns
                                                                                         Total
                                                                                  Total  Contr
 er
                                                                                 Expense
 ra   ctual
                                                                                   es    waive
Contr
                                                                                 (before  er    ra
                                                                                   any   reimb
waive
                                                                                 waivers
 bu    er
                                                                   Acquired        s/
                                                                     Fund        reimbur
 e-    bu
                                                                   Fees and        rs     (if  ments
                                                              +    Expenses  =   ments)  any)   s)
AllianceBernstein VPS Global Technology Portfolio (Class B)       0.00   %       1.18
AllianceBernstein VPS Growth Portfolio (Class B)                  0.00           1.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.00           0.86

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)
American Century VP Balanced Fund (Class I)                         0.90   %       0.00   %       0.00   %
American Funds Global Growth Fund (Class 2)                         0.58           0.25           0.04
American Funds Growth Fund (Class 2)                                0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                         0.27           0.25           0.01
American Funds International Fund (Class 2)                         0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                         1.00           0.25           0.07
Delaware VIP Diversified Income Series (Standard Class)(1)          0.65           0.00           0.13
Delaware VIP High Yield Series (Standard Class)(2)                  0.65           0.00           0.12
Delaware VIP REIT Series (Service Class)(3)                         0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(4)              0.72           0.30           0.11
Delaware VIP Trend Series (Service Class)(5)                        0.74           0.30           0.12
Dreyfus Stock Index Fund (Initial Class)                            0.25           0.00           0.02
Dreyfus VIF Developing Leaders Portfolio (Initial Class)            0.75           0.00           0.07
DWS Equity 500 Index VIP (Class A)(6)                               0.29           0.00           0.00
DWS Small Cap Index VIP (Class A)                                   0.45           0.00           0.05
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(7)   0.52           0.00           0.13
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)    0.57           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(9)   0.47           0.00           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(10)         0.57           0.00           0.11
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(11)                                                        0.60           0.00           0.04
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(12)(13)                                                     0.95           0.00           0.15
LVIP Delaware Bond Fund (Standard Class)(14)                        0.34           0.00           0.07
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)(14)                                                         0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)(14)                     0.41           0.00           0.09
LVIP Delaware Social Awareness Fund (Standard Class)(14)            0.35           0.00           0.07
LVIP Janus Capital Appreciation Fund (Standard Class)(15)           0.75           0.00           0.09
LVIP Mondrian International Value Fund (Standard Class)(14)         0.71           0.00           0.14
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                   0.73           0.00           0.12
LVIP Wilshire 2010 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.27
LVIP Wilshire 2020 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.17
LVIP Wilshire 2030 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.15
LVIP Wilshire 2040 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.22
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.19
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.16
LVIP Wilshire Moderate Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.08
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(18)             0.83           0.00           0.15
Neuberger Berman Partners Portfolio (I Class)(18)                   0.83           0.00           0.08



                                                                                                        otal
                                                                                                        pense
                                                                                                       Tes
                                                                                                      Exafter
                                                                                        Total  Total
                                                                                       Expense
        (  c-
                                                                                         es    Contract
  al
                                                                                       (before    tu     tual
                                                                                         any   waivers/
                                                                                       waivers reimburs
  s/
                                                                         Acquired        s/       se       -
                                                                           Fund        reimbur  ments   reimbur
                                                                         Fees and        rs       e-      rs
                                                                    +    Expenses  =   ments)  (if any) ments)
American Century VP Balanced Fund (Class I)                             0.00   %       0.90
American Funds Global Growth Fund (Class 2)                             0.00           0.87
American Funds Growth Fund (Class 2)                                    0.00           0.59
American Funds Growth-Income Fund (Class 2)                             0.00           0.53
American Funds International Fund (Class 2)                             0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                             0.00           1.32
Delaware VIP Diversified Income Series (Standard Class)(1)              0.00           0.78
Delaware VIP High Yield Series (Standard Class)(2)                      0.00           0.77
Delaware VIP REIT Series (Service Class)(3)                             0.00           1.13   -0.05   1.08
Delaware VIP Small Cap Value Series (Service Class)(4)                  0.00           1.13   -0.05   1.08
Delaware VIP Trend Series (Service Class)(5)                            0.00           1.16   -0.05   1.11
Dreyfus Stock Index Fund (Initial Class)                                0.00           0.27
Dreyfus VIF Developing Leaders Portfolio (Initial Class)                0.00           0.82
DWS Equity 500 Index VIP (Class A)(6)                                   0.00           0.29   -0.01   0.28
DWS Small Cap Index VIP (Class A)                                       0.00           0.50
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(7)       0.00           0.65
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)        0.00           0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(9)       0.00           0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(10)             0.00           0.68
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(11)                                                            0.00           0.64
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(12)(13)                                                         0.00           0.10   -0.25   0.85
LVIP Delaware Bond Fund (Standard Class)(14)                            0.00           0.41
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)(14)                                                             0.00           0.40
LVIP Delaware Managed Fund (Standard Class)(14)                         0.00           0.50
LVIP Delaware Social Awareness Fund (Standard Class)(14)                0.00           0.42
LVIP Janus Capital Appreciation Fund (Standard Class)(15)               0.00           0.84   -0.14   0.70
LVIP Mondrian International Value Fund (Standard Class)(14)             0.00           0.85
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                       0.00           0.85
LVIP Wilshire 2010 Profile Fund (Standard Class)(13)(16)(17)            0.72           1.24   -0.27   0.97
LVIP Wilshire 2020 Profile Fund (Standard Class)(13)(16)(17)            0.81           1.23   -0.17   1.06
LVIP Wilshire 2030 Profile Fund (Standard Class)(13)(16)(17)            0.82           1.38   -0.15   1.07
LVIP Wilshire 2040 Profile Fund (Standard Class)(13)(16)(17)            0.91           1.35   -0.22   1.16
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.91           1.35   -0.19   1.16
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.72           1.13   -0.16   0.97
LVIP Wilshire Moderate Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.81           1.12   -0.06   1.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.82           1.15   -0.08   1.07
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(18)                 0.00           0.98
Neuberger Berman Partners Portfolio (I Class)(18)                       0.00           0.91

                                              Management                      Other
                                                 Fees        12b-1 Fees      Expenses
                                               (before        (before        (before
                                                 any            any            any
                                               waivers/       waivers/       waivers/
                                              reimburse-     reimburse-     reimburse-
                                                ments)   +     ments)   +     ments)
T. Rowe Price International Stock Portfolio   1.05   %       0.00   %       0.00   %



                                                                                      tal
                                                                                      pen
                                                                                    Tos
                                                                                    Exafte
                                                                  Total              ner
                                                                 Expense
  Total      Contr
                                                                   es                ( ra
                                                                 (before
                                                                   any     waivers/   waive
                                                                 waivers
 reimburse-   er
                                                   Acquired        s/
                                                     Fund        reimbur    ments      bu
                                                   Fees and        rs         e-      ments
                                              +    Expenses  =   ments)    (if any)    s)
T. Rowe Price International Stock Portfolio       0.00   %       1.05



(1) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(2) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(3) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.74% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.56% for initial class and 0.66% for service class. These offsets may be discontinued at any time.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(11) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in this Prospectus for additional information with further description in the Statement of Additional Information.

(12) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(13) "Other Expenses" are based on estimated expenses for the current fiscal year.

(14) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(15) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets. Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(17) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(18) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 751    $1,274    $1,825    $2,816
   GVA II Standard*      853     1,380     1,934     3,066
  GVA III Standard*      239       736     1,260     2,696


2) If you do not surrender your contract at the end of the applicable time period:




                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 238     $ 733    $1,255    $2,686
   GVA II Standard*      237       730     1,250     2,676
  GVA III Standard*      239       736     1,260     2,696


* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.


The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payments.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an account fee charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA and those charges are:



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

See - Charges and Other Deductions.

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III the following restrictions apply:
 o a participant may not transfer more than 20% of their fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value;
 o liquidation of the entire fixed account value must be over 5 annual installments. See Fixed Account Withdrawal/Transfer Limits for GVA III.

The contractowner must also approve participant withdrawals under Section 401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See - Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.


Financial Statements


The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. On April 2, 2007, Jefferson-Pilot Life Insurance Company was merged into Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.




Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.



Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.29%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware and Fidelity Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


We currently anticipate closing and replacing the following funds during the first quarter of 2008:
AllianceBernstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); American Century VP Balanced Fund (Class
1) with LVIP Delaware Managed Fund (Standard Class); Dreyfus VIF Developing Leaders Portfolio (Initial Class) with LVIP Small Cap Index (Standard Class); Dreyfus Stock Index Fund, Inc. with LVIP S&P 500 Index Fund (Standard Class); DWS Equity 500 Index Portfolio -Class A with LVIP S&P 500 Index Fund (Standard Class); DWS Small-Cap Index Portfolio (Class A) with LVIP Small-Cap Index Fund (Standard Class); Fidelity VIP Asset Manager Portfolio (Initial Class) with LVIP Delaware Managed Fund (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with LVIP S&P 500 Index Fund (Standard Class); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); T. Rowe Price International Stock Portfolio with LVIP Mondrian International Fund (Standard Class).


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

 o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.


 o AllianceBernstein Growth Portfolio (Class B): Capital appreciation.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option


 o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.

American Century Variable Products, advised by American Century Investment


 o Balanced Fund (Class I): Growth and income.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

American Funds Insurance SeriesSM, advised by Capital Research and Management
  Company


 o Global Growth Fund (Class 2): Long-term growth.


 o Growth Fund (Class 2): Long-term growth.


 o Growth-Income Fund (Class 2): Growth and income.


 o International Fund (Class 2): Long-term growth.

Baron Capital Funds Trust, advised by BAMCO, Inc.


 o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.
Delaware VIP Trust, advised by Delaware Management Company


 o Diversified Income Series (Standard Class): Total return.


 o High Yield Series (Standard Class): Total return.


 o REIT Series (Service Class): Total return.


 o Small Cap Value Series (Service Class): Capital appreciation.


 o Trend Series (Service Class): Capital appreciation.

Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation


 o Developing Leaders Portfolio (Initial Class): Capital growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.


 o Stock Index Fund, Inc. (Initial Class): Match the total return of the Standard & Poor's 500 Composite Stock Price Index.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc.


 o DWS Equity 500 Index VIP (Class A): Capital appreciation.
  (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.


 o DWS Small Cap Index VIP (Class A): Capital appreciation.
  (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company


 o Asset Manager Portfolio (Initial Class): High total return.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

 o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.


 o Equity-Income Portfolio (Initial Class): Reasonable income.


 o Growth Portfolio (Initial Class): Capital appreciation.

Janus Aspen Series, advised by Janus Capital Management LLC


 o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
Advisors


 o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return. (Sub-advised by Cohen & Steers Capital Management)
  This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Delaware Bond Fund (Standard Class): Current income.
  (Sub-advised by Delaware Management Company)
     (formerly Bond Fund)


 o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

  (Sub-advised by Delaware Management Company)
  (formerly Growth and Income Fund)


 o LVIP Delaware Managed Fund (Standard Class): Total return.
  (Sub-advised by Delaware Management Company)
     (formerly Managed Fund)


 o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation. (Sub-advised by Delaware Management Company)
  (formerly Social Awareness Fund)


 o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)
     (formerly Capital Appreciation Fund)


 o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
  (Sub-advised by Mondrian Investment Partners Limited)
     (formerly International Fund)


 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
  (Sub-advised by T. Rowe Price Associates, Inc.)
     (formerly Aggressive Growth Fund)


 o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

 o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Conservative Profile Fund)


 o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Moderate Profile Fund)


 o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (Moderately Aggressive Profile Fund)


 o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Aggressive Profile Fund)

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
  Management Inc.


 o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)


 o Partners Portfolio (I Class): Capital appreciation.
  (Sub-advised by Neuberger Berman, LLC)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.


 o T. Rowe Price International Stock Portfolio: Long-term growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:



During Participation Year    GVA I   GVA II
--------------------------- ------- -------
  1-5 .....................   5%      6%
  6 .......................   5%      3%
  7 .......................   4%      3%
  8 .......................   3%      3%
  9 .......................   2%      3%
  10 ......................   1%      3%
  11-15 ...................   0%      1%
  16 and later ............   0%      0%

* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                         Percentage of Fixed
                                          Account Available
Year Request Received by Lincoln Life       Under GVA III
--------------------------------------- --------------------
  1 ...................................            20%
  2 ...................................            25%
  3 ...................................         33.33%
  4 ...................................            50%
  5 ...................................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



        Standard conditions                        Optional conditions
        ------------------------------------------ -----------------------------------------------------------------
GVA I   o the participant has attained age 591/2   o the participant has separated from service with their employer and is at least 55 years of age

           Standard conditions
           -------------------------------------------------------------------
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age





* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III


We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.

The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.


We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.

Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 701/2. A participant in an ORP contract is required to obtain a certificate of termination from the participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under
Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more, your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Distribution of the Contracts

Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Life will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriters pays to LFA is 3.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and

 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.



Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits


We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).



Transfers and Direct Rollovers


As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).



Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the

1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings


In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Group Variable Annuity Account Contracts I, II, & III











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------



Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46808

                      (This page intentionally left blank)

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Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.




                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein Growth and Income****
2004.........       10.249       11.133            15           10.467       11.149           1
2005.........       11.133       11.529            47           11.149       11.575           2
2006.........       11.529       13.353            72           11.575       13.439           2
-------------       ------       ------            --           ------       ------           -
AllianceBernstein Growth Portfolio***
2000.........       10.000        8.743             8           10.000        8.748           1
2001.........        8.743        6.609            28            8.748        6.629           2
2002.........        6.609        4.693            70            6.629        4.720           7
2003.........        4.693        6.259           163            4.720        6.310           4
2004.........        6.259        7.097           196            6.310        7.173           5
2005.........        7.097        7.844           176            7.173        7.948           5
2006.........        7.844        7.670           178            7.948        7.791           6
-------------       ------       ------           ---           ------       ------           -
AllianceBernstein Global Technology Portfolio***
2000.........       10.000        7.094            58           10.000        7.098           1
2001.........        7.094        5.235           222            7.098        5.252           6
2002.........        5.235        3.016           345            5.252        3.033          11
2003.........        3.016        4.294           622            3.033        4.329          13
2004.........        4.294        4.467           624            4.329        4.515          21
2005.........        4.467        4.584           528            4.515        4.645          16
2006.........        4.584        4.919           502            4.645        4.997          16
-------------       ------       ------           ---           ------       ------          --
American Century VP Balanced Fund*
1996.........       15.698       16.213             2
1997.........       16.213       18.550         1,267
1998.........       18.550       21.263         1,269
1999.........       21.263       23.168         1,099           21.702       23.198          94
2000.........       23.168       22.330         1,000           23.198       22.414          98
2001.........       22.330       21.327         1,015           22.414       21.460          92
2002.........       21.327       19.096         1,006           21.460       19.263          80
2003.........       19.096       22.586         1,033           19.263       22.840          67
2004.........       22.586       24.547         1,034           22.840       24.886          70
2005.........       24.547       25.502           976           24.886       25.919          68
2006.........       25.502       27.677           914           25.919       28.200          65
-------------       ------       ------         -----           ------       ------          --
American Funds Global Growth Fund****
2004.........       10.188       11.310            16           11.347       11.327           1 (a)
2005.........       11.310       12.774            85           11.327       12.826           1
2006.........       12.774       15.230           217           12.826       15.331           3
-------------       ------       ------         -----           ------       ------          --
American Funds Growth Fund***
2000.........       10.000        8.991            88           10.000        8.997           1
2001.........        8.991        7.285           510            8.997        7.309          11
2002.........        7.285        5.449           900            7.309        5.480          21
2003.........        5.449        7.380          1474            5.480        7.441          16
2004.........        7.380        8.220         1,976            7.441        8.309          52
2005.........        8.220        9.456         2,520            8.309        9.582          78
2006.........        9.456       10.319         2,836            9.582       10.482         104
-------------       ------       ------         -----           ------       ------         ---
American Funds Growth-Income Fund****
2004.........       10.240       10.978           159           10.180       10.994           3
2005.........       10.978       11.502           443           10.994       11.549           9
2006.........       11.502       13.119           655           11.549       13.205          15
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International Fund***
2000.........       10.000        8.582            17           10.000        8.587           1
2001.........        8.582        6.807            53            8.587        6.828           3
2002.........        6.807        5.739           163            6.828        5.771           8
2003.........        5.739        7.662           383            5.771        7.724           9
2004.........        7.662        9.051           687            7.724        9.148          12
2005.........        9.051       10.888         1,078            9.148       11.032          15
2006.........       10.888       12.825         1,393           11.032       13.027          26
-------------       ------       ------         -----           ------       ------          --
Baron Capital Asset Fund**
1998.........       10.000       13.218            27
1999.........       13.218       17.775           460           15.583       17.800          23
2000.........       17.775       17.132           635           17.800       17.198          32
2001.........       17.132       19.054           740           17.198       19.176          30
2002.........       19.054       16.186           911           19.176       16.330          28
2003.........       16.186       20.835           931           16.330       21.073          20
2004.........       20.835       25.916         1,017           21.073       26.278          35
2005.........       25.916       26.522           902           26.278       26.959          43
2006.........       26.522       30.334           760           26.959       30.911          49
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Diversified Income Series****
2004.........       10.044       10.935            36           10.563       10.951           1 (a)
2005.........       10.935       10.778           118           10.951       10.820           1 (a)
2006.........       10.778       11.516           153           10.820       11.590           5
-------------       ------       ------         -----           ------       ------          --
Delaware VIP High Yield Series
2005.........       10.182       10.273            34           10.234       10.289           1
2006.........       10.273       11.437           115           10.289       11.483           2
-------------       ------       ------         -----           ------       ------          --
Delaware VIP REIT Series***
2000.........       10.000       10.569            56           10.000       10.575           1
2001.........       10.569       11.371           179           10.575       11.406           1
2002.........       11.371       11.751           495           11.406       11.817          17
2003.........       11.751       15.558           600           11.817       15.684          15
2004.........       15.558       20.192           827           15.684       20.406          28
2005.........       20.192       21.362           787           20.406       21.643          29
2006.........       21.362       27.986           879           21.643       28.425          31
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Small Cap Value Series****
2004.........       10.307       12.116           128           10.270       12.135           3
2005.........       12.116       13.093           400           12.135       13.146           8
2006.........       13.093       15.022           625           13.146       15.121          12
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Trend Series***
2000.........       10.000        7.781            45           10.000        7.786           1
2001.........        7.781        6.513            67            7.786        6.533           5
2002.........        6.513        5.155           123            6.533        5.183           7
2003.........        5.155        6.879           220            5.183        6.934           3
2004.........        6.879        7.649           326            6.934        7.730           5
2005.........        7.649        7.998           339            7.730        8.103          10
2006.........        7.998        8.500           345            8.103        8.633          11
-------------       ------       ------         -----           ------       ------          --
Dreyfus Stock Index Fund*
1996.........       21.013       22.705             3
1997.........       22.705       29.827         3,317
1998.........       29.827       37.861         3,913
1999.........       37.861       45.208         3,815           41.583       45.265         352
2000.........       45.208       40.604         3,325           45.265       40.757         282
2001.........       40.604       35.304         3,209           40.757       35.525         205
2002.........       35.304       27.136         2,922           35.525       27.375         161
2003.........       27.136       34.486         2,883           27.375       34.877         131
2004.........       34.486       37.776         2,766           34.877       38.299         144
2005.........       37.776       39.155         2,412           38.299       39.796         130
2006.........       39.155       44.773         2,198           39.796       45.621         119
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Dreyfus VIP Developing Leaders Portfolio*
1996.........       14.854       15.286            12
1997.........       15.286       17.632         3,524
1998.........       17.632       16.856         3,954
1999.........       16.856       20.552         3,430           18.723       20.578          192
2000.........       20.552       23.056         3,368           20.578       23.142          159
2001.........       23.056       21.430         3,319           23.142       21.564          119
2002.........       21.430       17.159         3,153           21.564       17.310           91
2003.........       17.159       22.372         3,135           17.310       22.625           74
2004.........       22.372       24.662         2,969           22.625       25.003          106
2005.........       24.662       25.833         2,596           25.003       26.256           99
2006.........       25.833       26.540         2,241           26.256       27.042           93
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Asset Manager Portfolio*
1996.........       16.309       17.267            25
1997.........       17.267       20.583         4,471
1998.........       20.583       23.445         4,638
1999.........       23.445       25.787         4,152           24.279       25.819          251
2000.........       25.787       24.527         3,547           25.819       24.619          200
2001.........       24.527       23.290         3,360           24.619       23.436          102
2002.........       23.290       21.046         3,052           23.436       21.231           80
2003.........       21.046       24.582         2,804           21.231       24.860           71
2004.........       24.582       25.668         2,579           24.860       26.023           91
2005.........       25.668       26.441         2,308           26.023       26.874           83
2006.........       26.441       28.093         2,070           26.874       28.624           74
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio***
2000.........       10.000        9.412             2           10.000        9.419            1
2001.........        9.412        8.157            62            9.419        8.183            2
2002.........        8.157        7.300           167            8.183        7.342            7
2003.........        7.300        9.265           259            7.342        9.342            3
2004.........        9.265       10.563           475            9.342       10.677           20
2005.........       10.563       12.199           975           10.677       12.362           34
2006.........       12.199       13.459         1,382           12.362       13.672           42
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio*
1996.........       14.763       15.790            10
1997.........       15.790       19.985         3,608
1998.........       19.985       22.087         4,155
1999.........       22.087       23.252         3,856           24.433       23.281          182
2000.........       23.252       24.959         3,030           23.281       25.052          155
2001.........       24.959       23.486         3,059           25.052       23.633          132
2002.........       23.486       19.312         2,830           23.633       19.481           70
2003.........       19.312       24.918         2,772           19.481       25.200           59
2004.........       24.918       27.515         2,736           25.200       27.896           88
2005.........       27.515       28.839         2,551           27.896       29.311           85
2006.........       28.839       34.318         2,482           29.311       34.967           88
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Growth Portfolio*
1996.........       22.793       23.220             8
1997.........       23.220       28.328         4,982
1998.........       28.328       39.122         5,291
1999.........       39.122       53.234         5,554           44.085       53.301          151
2000.........       53.234       46.917         5,136           53.301       47.094          184
2001.........       46.917       38.252         4,883           47.094       38.492          144
2002.........       38.252       26.469         4,445           38.492       26.703           99
2003.........       26.469       34.815         4,189           26.703       35.209           82
2004.........       34.815       35.633         3,748           35.209       36.127          132
2005.........       35.633       37.324         3,151           36.127       37.936          119
2006.........       37.324       39.484         2,795           37.936       40.232          105
-------------       ------       ------         -----           ------       ------          ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Money Market Portfolio* (Pending Allocation Account)
1996.........       11.123       11.277             1
1997.........       11.277       11.894            30
1998.........       11.894       12.544            17
1999.........       12.544       13.192            12           12.843       13.195           1
2000.........       13.192       14.024             7           13.195       14.054           1
2001.........       14.024       14.610             7           14.054       14.633           1
2002.........       14.610       14.859             5           14.633       14.871           1
2003.........       14.859       15.007             3           14.871       15.020           0
2004.........       15.007       15.189             3           15.021       15.214           1 (a)
2005.........       15.189       15.649             3           15.214       15.673           1 (a)
2006.........       15.649       16.412             3           15.673       16.438           1*
-------------       ------       ------            --           ------       ------           -
Janus Aspen Worldwide Growth Portfolio**
1998.........       10.000       12.520            75
1999.........       12.520       20.385         1,054           13.979       20.410          74
2000.........       20.385       17.019         2,225           20.410       17.083         150
2001.........       17.019       13.069         2,218           17.083       13.152         139
2002.........       13.069        9.639         2,090           13.152        9.724         112
2003.........        9.639       11.833         1,917            9.724       11.967          81
2004.........       11.833       12.275         1,683           11.967       12.446         100
2005.........       12.275       12.866         1,363           12.446       13.077          89
2006.........       12.866       15.057         1,168           13.077       15.342          83
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Aggressive Growth Fund**
1998.........       10.000       12.454            19
1999.........       12.454       17.563         1,486           12.865       17.585         202
2000.........       17.563       16.920         2,416           17.585       16.984         156
2001.........       16.920       11.175         2,306           16.984       11.246         137
2002.........       11.175        7.720         2,202           11.246        7.788         118
2003.........        7.720       10.137         2,246            7.788       10.252          91
2004.........       10.137       11.407         2,107           10.252       11.565         114
2005.........       11.407       12.402         1,884           11.565       12.605         112
2006.........       12.402       13.417         1,652           12.605       13.672         103
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Aggressive Profile Fund
2005.........       10.006       10.939            18           10.134       10.955           1 (a)
2006.........       10.939       12.622            84           10.955       12.672           1
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Bond Fund****
2004.........       10.052       10.551            60           10.542       10.567           3
2005.........       10.551       10.722           221           10.567       10.765           6
2006.........       10.722       11.115           321           10.765       11.188           8
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Capital Appreciation Fund***
2000.........       10.000        8.243            25           10.000        8.249           3
2001.........        8.243        6.048           110            8.249        6.068           7
2002.........        6.048        4.374           165            6.068        4.399          13
2003.........        4.374        5.736           245            4.399        5.783          11
2004.........        5.736        5.979           276            5.783        6.043          19
2005.........        5.979        6.168           256            6.043        6.250          21
2006.........        6.168        6.697           274            6.250        6.803          20
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Conservative Profile Fund
2005.........       10.000       10.304            12           10.148       10.319           1 (a)
2006.........       10.304       11.155           178           10.319       11.198           2
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Growth and Income Fund***
2000.........       10.000        9.051             9           10.000        9.057           1
2001.........        9.051        7.954            81            9.057        7.980           4
2002.........        7.954        6.139           193            7.980        6.174          26
2003.........        6.139        7.884           376            6.174        7.948          10
2004.........        7.884        8.741           554            7.948        8.835          28
2005.........        8.741        9.134           632            8.835        9.255          32
2006.........        9.134       10.161           630            9.255       10.321          33
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP International Fund****
2004.........       10.000       12.255            21           10.343       12.274           1 (a)
2005.........       12.255       13.655           113           12.274       13.710           5
2006.........       13.655       17.576           419           13.710       17.691          11
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Managed Fund****
2004.........       10.231       11.013            29           11.035       11.029           1 (a)
2005.........       11.013       11.397            68           11.029       11.444           1 (a)
2006.........       11.397       12.476            79           11.444       12.559           1*
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Moderate Profile Fund
2005.........       10.006       10.524            32           10.415       10.540           1 (a)
2006.........       10.524       11.674           206           10.540       11.721          10
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Moderately Aggressive Profile Fund
2005.........       10.049       10.701            39           10.306       10.715           1 (a)
2006.........       10.701       12.093           126           10.715       12.139           4
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Social Awareness Fund**
1998.........       10.000       12.791            33
1999.........       12.791       14.619         1,107           13.358       14.637          88
2000.........       14.619       13.268         1,127           14.637       13.318         116
2001.........       13.268       11.885         1,173           13.318       11.959         115
2002.........       11.885        9.164         1,213           11.959        9.244          96
2003.........        9.164       11.963         1,279            9.244       12.099          77
2004.........       11.963       13.349         1,292           12.099       13.534          83
2005.........       13.349       14.805         1,255           13.534       15.048          81
2006.........       14.805       16.462         1,228           15.048       16.774          81
-------------       ------       ------         -----           ------       ------         ---
Neuberger Berman AMT Mid-Cap Growth Portfolio***
2000.........       10.000        7.673            59           10.000        7.678           1
2001.........        7.673        5.725           115            7.678        5.743           2
2002.........        5.725        4.005           154            5.743        4.027           6
2003.........        4.005        5.078           234            4.027        5.119           3
2004.........        5.078        5.847           312            5.119        5.910           9
2005.........        5.847        6.585           508            5.910        6.672          12
2006.........        6.585        7.477           600            6.672        7.595          19
-------------       ------       ------         -----           ------       ------         ---
Neuberger Berman AMT Partners Portfolio**
1998.........       10.000       11.861            27
1999.........       11.861       12.609           150           13.254       12.625          21
2000.........       12.609       12.571           212           12.625       12.619          32
2001.........       12.571       12.094           323           12.619       12.170          39
2002.........       12.094        9.083           405           12.170        9.163          46
2003.........        9.083       12.148           507            9.163       12.286          38
2004.........       12.148       14.309           583           12.286       14.508          42
2005.........       14.309       16.723           683           14.508       16.998          46
2006.........       16.723       18.584           602           16.998       18.936          37
-------------       ------       ------         -----           ------       ------         ---
Scudder VIT Equity 500 Index Fund****
2004.........       10.278       11.100            69           10.068       11.116           1 (a)
2005.........       11.100       11.503           133           11.116       11.548           2
2006.........       11.503       13.156           166           11.548       13.241           5
-------------       ------       ------         -----           ------       ------         ---
Scudder VIT Small Cap Index Fund****
2004.........       10.286       11.788            36           10.188       11.806           1
2005.........       11.788       12.168            87           11.806       12.217           2
2006.........       12.168       14.155           164           12.217       14.247           6
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
T. Rowe Price International Stock Portfolio*
1996.........       11.687       12.276             5
1997.........       12.276       12.503         1,837
1998.........       12.503       14.342         2,049
1999.........       14.342       18.931         1,818           14.861       18.955          122
2000.........       18.931       15.400         1,634           18.955       15.457           80
2001.........       15.400       11.859         1,544           15.457       11.934           62
2002.........       11.859        9.593         1,438           11.934        9.678           53
2003.........        9.593       12.397         1,435            9.678       12.538           40
2004.........       12.397       13.965         1,377           12.538       14.158           51
2005.........       13.965       16.043         1,284           14.158       16.305           51
2006.........       16.043       18.915         1,190           16.305       19.273           48
-------------       ------       ------         -----           ------       ------          ---



* The Subaccount indicated commenced operations on September 26, 1996.


** The Subaccount indicated commenced operation on October 1, 1998.

*** The Subaccount indicated commenced operation on September 27, 2000.

**** The Subaccount indicated commenced operation on May 24, 2004.

(a) All numbers less than 500 were rounded up to one.

Group Variable Annuity Contracts I, II, & III

Funded Through the SubAccounts of
Lincoln National Variable Annuity Account L of
The Lincoln National Life Insurance Company

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated May 1, 2007. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46808, by calling Lincoln Life at 1-800-341-0441, or by visiting www.LFG.com.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Advertising                                     B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6


This SAI is not a prospectus.

The date of this SAI is May 1, 2007.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents.

Prior to September 15, 2005, LFA was the Principal Underwritier, and they paid $4,129,656 and $3,750,709 to Lincoln Sales Representatives and Selling Firms in 2004, and 2005, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.

After September 15, 2005, Lincoln Life was the Principal Underwriter, and they paid $1,100,062 and $3,514,035 to LFA and Selling Firms in 2005 and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;

 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Table modified, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.

Advertising

The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.


Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements

Financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appear on the following pages.

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B             $  2,549,360     $ 1,812     $  2,551,172     $     --        $  208     $  2,550,964
ABVPSF Growth Class B                           1,414,032       1,893        1,415,925           --           116        1,415,809
ABVPSF Growth and Income Class B                  984,705       1,045          985,750           --            81          985,669
American Century VP Balanced                   27,132,371          --       27,132,371        2,970         2,201       27,127,200
American Funds Global Growth Class 2            3,316,848      24,593        3,341,441           --           272        3,341,169
American Funds Growth Class 2                  30,344,313      13,661       30,357,974           --         2,482       30,355,492
American Funds Growth-Income Class 2            8,864,559          --        8,864,559       74,750           727        8,789,082
American Funds International Class 2           18,238,059          --       18,238,059       26,607         1,490       18,209,962
Baron Capital Asset                            24,541,587      19,508       24,561,095           --         2,000       24,559,095
Delaware VIPT Diversified Income                1,835,344          --        1,835,344       13,133           149        1,822,062
Delaware VIPT High Yield                        1,330,082         728        1,330,810           --           109        1,330,701
Delaware VIPT REIT Service Class               25,495,657       2,150       25,497,807           --         2,069       25,495,738
Delaware VIPT Small Cap Value Service Class     9,547,965      28,749        9,576,714           --           787        9,575,927
Delaware VIPT Trend Service Class               3,029,125       2,487        3,031,612           --           249        3,031,363
Dreyfus Developing Leaders                     62,093,941          --       62,093,941       92,317         5,101       61,996,523
Dreyfus Stock Index                           103,911,259          --      103,911,259       56,546         8,468      103,846,245
DWS VIP Equity 500 Index                        2,251,795          --        2,251,795       10,512           185        2,241,098
DWS VIP Small Cap Index                         2,371,869      24,055        2,395,924           --           195        2,395,729
Fidelity VIP Asset Manager                     60,262,875          --       60,262,875        1,111         4,919       60,256,845
Fidelity VIP Contrafund Service Class 2        19,164,162      11,750       19,175,912           --         1,568       19,174,344
Fidelity VIP Equity-Income                     88,446,979          --       88,446,979      164,013         7,242       88,275,724
Fidelity VIP Growth                           114,650,218          --      114,650,218       58,839         9,384      114,581,995
Fidelity VIP Money Market                          45,949          --           45,949        1,199            --           44,750
Janus Aspen Series Worldwide Growth            18,855,811          --       18,855,811        5,489         1,527       18,848,795
Lincoln VIPT Aggressive Growth                 23,585,117          --       23,585,117        6,953         1,919       23,576,245
Lincoln VIPT Aggressive Profile                 1,072,327       4,928        1,077,255           --            88        1,077,167
Lincoln VIPT Bond                               3,668,517          --        3,668,517       10,761           300        3,657,456
Lincoln VIPT Capital Appreciation               1,965,368       3,009        1,968,377           --           159        1,968,218
Lincoln VIPT Conservative Profile               2,013,346       1,578        2,014,924           --           165        2,014,759
Lincoln VIPT Growth and Income                  6,735,843       7,855        6,743,698           --           550        6,743,148
Lincoln VIPT International                      7,512,332      41,192        7,553,524           --           614        7,552,910
Lincoln VIPT Managed                              988,926       2,025          990,951           --            82          990,869
Lincoln VIPT Moderate Profile                   2,512,896       9,377        2,522,273           --           204        2,522,069
Lincoln VIPT Moderately Aggressive Profile      1,560,144       4,816        1,564,960           --           128        1,564,832
Lincoln VIPT Social Awareness                  21,582,665          --       21,582,665        6,450         1,755       21,574,460
NB AMT Mid-Cap Growth                           4,617,720      15,743        4,633,463           --           379        4,633,084
NB AMT Partners                                11,889,142       4,908       11,894,050           --           967       11,893,083
T. Rowe Price International Stock              23,430,232          --       23,430,232          999         1,900       23,427,333

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                              DIVIDENDS
                                                FROM       MORTALITY AND         NET
                                             INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                     INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------
ABVPSF Global Technology Class B             $       --     $   (24,828)     $  (24,828)
ABVPSF Growth Class B                                --         (14,003)        (14,003)
ABVPSF Growth and Income Class B                  8,261          (7,306)            955
American Century VP Balanced                    507,081        (260,070)        247,011
American Funds Global Growth Class 2             16,226         (19,950)         (3,724)
American Funds Growth Class 2                   229,640        (274,384)        (44,744)
American Funds Growth-Income Class 2            126,378         (69,278)         57,100
American Funds International Class 2            274,841        (151,260)        123,581
Baron Capital Asset                                  --        (237,408)       (237,408)
Delaware VIPT Diversified Income                 22,024         (14,777)          7,247
Delaware VIPT High Yield                         31,145          (7,222)         23,923
Delaware VIPT REIT Service Class                320,733        (202,893)        117,840
Delaware VIPT Small Cap Value Service Class       1,537         (74,390)        (72,853)
Delaware VIPT Trend Service Class                    --         (30,079)        (30,079)
Dreyfus Developing Leaders                      266,228        (648,864)       (382,636)
Dreyfus Stock Index                           1,645,353        (982,717)        662,636
DWS VIP Equity 500 Index                         19,420         (17,857)          1,563
DWS VIP Small Cap Index                          11,041         (17,422)         (6,381)
Fidelity VIP Asset Manager                    1,668,575        (603,928)      1,064,647
Fidelity VIP Contrafund Service Class 2         166,081        (168,464)         (2,383)
Fidelity VIP Equity-Income                    2,684,384        (791,071)      1,893,313
Fidelity VIP Growth                             464,313      (1,161,072)       (696,759)
Fidelity VIP Money Market                         1,501              --           1,501
Janus Aspen Series Worldwide Growth             312,076        (176,528)        135,548
Lincoln VIPT Aggressive Growth                       --        (238,117)       (238,117)
Lincoln VIPT Aggressive Profile                   7,358          (7,015)            343
Lincoln VIPT Bond                               151,273         (30,214)        121,059
Lincoln VIPT Capital Appreciation                 3,513         (17,874)        (14,361)
Lincoln VIPT Conservative Profile                 5,520          (3,106)          2,414
Lincoln VIPT Growth and Income                   79,396         (61,751)         17,645
Lincoln VIPT International                      145,247         (34,163)        111,084
Lincoln VIPT Managed                             22,028          (8,228)         13,800
Lincoln VIPT Moderate Profile                    19,542         (12,288)          7,254
Lincoln VIPT Moderately Aggressive Profile       12,628          (8,765)          3,863
Lincoln VIPT Social Awareness                   180,389        (200,256)        (19,867)
NB AMT Mid-Cap Growth                                --         (44,024)        (44,024)
NB AMT Partners                                  85,296        (119,074)        (33,778)
T. Rowe Price International Stock               257,178        (217,372)         39,806

See accompanying notes.

                                                               DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                 FROM           TOTAL       IN UNREALIZED    (DECREASE) IN
                                              NET REALIZED   NET REALIZED   NET REALIZED     APPRECIATION     NET ASSETS
                                               GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION  RESULTING FROM
SUBACCOUNT                                   ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS    OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B               $    85,104    $       --     $    85,104     $   108,575      $   168,851
ABVPSF Growth Class B                               46,855            --          46,855         (72,749)         (39,897)
ABVPSF Growth and Income Class B                    15,892        37,091          52,983          64,105          118,043
American Century VP Balanced                        57,851     1,699,661       1,757,512         190,221        2,194,744
American Funds Global Growth Class 2                26,615            --          26,615         346,232          369,123
American Funds Growth Class 2                      407,044       171,044         578,088       1,898,786        2,432,130
American Funds Growth-Income Class 2                28,970       163,798         192,768         708,596          958,464
American Funds International Class 2               322,808       136,699         459,507       1,919,830        2,502,918
Baron Capital Asset                              1,987,915            --       1,987,915       1,529,473        3,279,980
Delaware VIPT Diversified Income                     4,771            --           4,771          92,749          104,767
Delaware VIPT High Yield                             2,170            --           2,170          60,499           86,592
Delaware VIPT REIT Service Class                   554,059     1,206,872       1,760,931       3,738,574        5,617,345
Delaware VIPT Small Cap Value Service Class         34,310       418,233         452,543         576,269          955,959
Delaware VIPT Trend Service Class                  121,701            --         121,701          58,545          150,167
Dreyfus Developing Leaders                        (776,649)    5,505,593       4,728,944      (2,645,095)       1,701,213
Dreyfus Stock Index                              2,325,778            --       2,325,778      10,463,964       13,452,378
DWS VIP Equity 500 Index                            27,725            --          27,725         225,911          255,199
DWS VIP Small Cap Index                             23,558        73,866          97,424         149,162          240,205
Fidelity VIP Asset Manager                        (373,906)           --        (373,906)      3,002,056        3,692,797
Fidelity VIP Contrafund Service Class 2            348,997     1,505,871       1,854,868        (248,879)       1,603,606
Fidelity VIP Equity-Income                         660,483     9,777,650      10,438,133       1,766,940       14,098,386
Fidelity VIP Growth                             (1,089,837)           --      (1,089,837)      8,367,391        6,580,795
Fidelity VIP Money Market                               --            --              --              --            1,501
Janus Aspen Series Worldwide Growth               (958,058)           --        (958,058)      3,686,144        2,863,634
Lincoln VIPT Aggressive Growth                    (891,555)           --        (891,555)      3,039,267        1,909,595
Lincoln VIPT Aggressive Profile                     21,957            25          21,982          93,747          116,072
Lincoln VIPT Bond                                  (13,305)           --         (13,305)         14,893          122,647
Lincoln VIPT Capital Appreciation                   21,394            --          21,394         146,132          153,165
Lincoln VIPT Conservative Profile                    1,340            87           1,427          27,089           30,930
Lincoln VIPT Growth and Income                     129,254            --         129,254         533,862          680,761
Lincoln VIPT International                          32,438            --          32,438         784,334          927,856
Lincoln VIPT Managed                                14,212            --          14,212          52,777           80,789
Lincoln VIPT Moderate Profile                        3,986            46           4,032         155,225          166,511
Lincoln VIPT Moderately Aggressive Profile          11,029            39          11,068         114,743          129,674
Lincoln VIPT Social Awareness                       22,365            --          22,365       2,182,469        2,184,967
NB AMT Mid-Cap Growth                              146,851            --         146,851         390,578          493,405
NB AMT Partners                                    572,677     1,313,748       1,886,425        (633,211)       1,219,436
T. Rowe Price International Stock                  509,476        77,153         586,629       3,017,146        3,643,581

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2006

                                                  ABVPSF                     ABVPSF
                                                  GLOBAL        ABVPSF     GROWTH AND     AMERICAN
                                                TECHNOLOGY      GROWTH       INCOME      CENTURY VP
                                                  CLASS B       CLASS B      CLASS B      BALANCED
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                   $ 2,882,430   $1,424,210   $ 171,474    $27,133,446
Changes From Operations:
   - Net investment income (loss)                   (24,657)     (13,799)      1,334        221,283
   - Net realized gain (loss) on investments         71,123       60,673       7,625         65,912
   - Net change in unrealized appreciation or
     depreciation on investments                    (13,232)      95,158      13,192        726,022
                                                -----------   ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         33,234      142,032      22,151      1,013,217
Changes From Unit Transactions:
   - Contract purchases                           1,249,755      441,616     633,408      3,553,026
   - Contract withdrawals                        (1,671,176)    (583,944)   (267,482)    (5,041,900)
                                                -----------   ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (421,421)    (142,328)    365,926     (1,488,874)
                                                -----------   ----------   ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (388,187)        (296)    388,077       (475,657)
                                                -----------   ----------   ---------    -----------
NET ASSETS AT DECEMBER 31, 2005                   2,494,243    1,423,914     559,551     26,657,789
Changes From Operations:
   - Net investment income (loss)                   (24,828)     (14,003)        955        247,011
   - Net realized gain (loss) on investments         85,104       46,855      52,983      1,757,512
   - Net change in unrealized appreciation or
     depreciation on investments                    108,575      (72,749)     64,105        190,221
                                                -----------   ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        168,851      (39,897)    118,043      2,194,744
Changes From Unit Transactions:
   - Contract purchases                             832,544      474,698     626,320      2,675,593
   - Contract withdrawals                          (944,674)    (442,906)   (318,245)    (4,400,926)
                                                -----------   ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (112,130)      31,792     308,075     (1,725,333)
                                                -----------   ----------   ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              56,721       (8,105)    426,118        469,411
                                                -----------   ----------   ---------    -----------
NET ASSETS AT DECEMBER 31, 2006                 $ 2,550,964   $1,415,809   $ 985,669    $27,127,200
                                                ===========   ==========   =========    ===========

See accompanying notes.

                                                  AMERICAN       AMERICAN      AMERICAN        AMERICAN
                                                FUNDS GLOBAL       FUNDS         FUNDS           FUNDS          BARON
                                                   GROWTH         GROWTH     GROWTH-INCOME   INTERNATIONAL     CAPITAL
                                                   CLASS 2        CLASS 2       CLASS 2         CLASS 2         ASSET
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                   $  184,048     $16,680,604    $ 1,776,123     $ 6,324,952    $27,275,683
Changes From Operations:
   - Net investment income (loss)                   (2,326)        (47,323)        26,341          70,881       (263,336)
   - Net realized gain (loss) on investments         7,412         190,996         22,611          97,413      1,578,842
   - Net change in unrealized appreciation or
     depreciation on investments                    95,145       2,878,487        189,035       1,587,879       (733,026)
                                                ----------     -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       100,231       3,022,160        237,987       1,756,173        582,480
Changes From Unit Transactions:
   - Contract purchases                          1,002,233       8,908,820      3,660,369       5,169,624      5,254,144
   - Contract withdrawals                         (197,075)     (4,033,980)      (469,019)     (1,355,107)    (8,035,310)
                                                ----------     -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                805,158       4,874,840      3,191,350       3,814,517     (2,781,166)
                                                ----------     -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            905,389       7,897,000      3,429,337       5,570,690     (2,198,686)
                                                ----------     -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                  1,089,437      24,577,604      5,205,460      11,895,642     25,076,997
Changes From Operations:
   - Net investment income (loss)                   (3,724)        (44,744)        57,100         123,581       (237,408)
   - Net realized gain (loss) on investments        26,615         578,088        192,768         459,507      1,987,915
   - Net change in unrealized appreciation or
     depreciation on investments                   346,232       1,898,786        708,596       1,919,830      1,529,473
                                                ----------     -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       369,123       2,432,130        958,464       2,502,918      3,279,980
Changes From Unit Transactions:
   - Contract purchases                          2,374,113       8,985,789      3,672,574       7,732,352      3,827,248
   - Contract withdrawals                         (491,504)     (5,640,031)    (1,047,416)     (3,920,950)    (7,625,130)
                                                ----------     -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,882,609       3,345,758      2,625,158       3,811,402     (3,797,882)
                                                ----------     -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,251,732       5,777,888      3,583,622       6,314,320       (517,902)
                                                ----------     -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                 $3,341,169     $30,355,492    $ 8,789,082     $18,209,962    $24,559,095
                                                ==========     ===========    ===========     ===========    ===========

                                                 DELAWARE                                      DELAWARE
                                                   VIPT        DELAWARE      DELAWARE            VIPT
                                                DIVERSIFIED      VIPT        VIPT REIT         SMALL CAP
                                                  INCOME      HIGH YIELD   SERVICE CLASS     VALUE SERVICE
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     CLASS SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                   $  403,732    $       --    $17,252,300      $ 1,588,398
Changes From Operations:
   - Net investment income (loss)                     (784)       (1,079)       117,169          (31,412)
   - Net realized gain (loss) on investments         2,943            (1)     1,726,551          214,391
   - Net change in unrealized appreciation or
     depreciation on investments                   (13,806)        1,916       (944,024)         138,188
                                                ----------    ----------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (11,647)          836        899,696          321,167
Changes From Unit Transactions:
   - Contract purchases                          1,107,373       360,502      6,351,122        4,486,620
   - Contract withdrawals                         (227,961)       (1,433)    (7,074,540)      (1,064,564)
                                                ----------    ----------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                879,412       359,069       (723,418)       3,422,056
                                                ----------    ----------    -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            867,765       359,905        176,278        3,743,223
                                                ----------    ----------    -----------      -----------
NET ASSETS AT DECEMBER 31, 2005                  1,271,497       359,905     17,428,578        5,331,621
Changes From Operations:
   - Net investment income (loss)                    7,247        23,923        117,840          (72,853)
   - Net realized gain (loss) on investments         4,771         2,170      1,760,931          452,543
   - Net change in unrealized appreciation or
     depreciation on investments                    92,749        60,499      3,738,574          576,269
                                                ----------    ----------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       104,767        86,592      5,617,345          955,959
Changes From Unit Transactions:
   - Contract purchases                          1,064,225     1,209,888      7,541,433        4,670,027
   - Contract withdrawals                         (618,427)     (325,684)    (5,091,618)      (1,381,680)
                                                ----------    ----------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                445,798       884,204      2,449,815        3,288,347
                                                ----------    ----------    -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            550,565       970,796      8,067,160        4,244,306
                                                ----------    ----------    -----------      -----------
NET ASSETS AT DECEMBER 31, 2006                 $1,822,062    $1,330,701    $25,495,738      $ 9,575,927
                                                ==========    ==========    ===========      ===========

                                                    DELAWARE       DREYFUS       DREYFUS      DWS VIP
                                                   VIPT TREND    DEVELOPING       STOCK       EQUITY
                                                 SERVICE CLASS     LEADERS        INDEX     500 INDEX
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                     $ 2,535,815   $ 75,870,480  $110,001,042  $  768,623
Changes From Operations:
   - Net investment income (loss)                     (24,621)      (692,071)      624,065       5,327
   - Net realized gain (loss) on investments           46,408     (1,029,003)    2,350,310      15,821
   - Net change in unrealized appreciation or
     depreciation on investments                       91,174      4,708,137       486,908      37,558
                                                  -----------   ------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    112,961      2,987,063     3,461,283      58,706
Changes From Unit Transactions:
   - Contract purchases                               787,616      5,186,543     7,065,308   1,152,989
   - Contract withdrawals                            (648,259)   (14,386,315)  (20,920,406)   (424,301)
                                                  -----------   ------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             139,357     (9,199,772)  (13,855,098)    728,688
                                                  -----------   ------------  ------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               252,318     (6,212,709)  (10,393,815)    787,394
                                                  -----------   ------------  ------------  ----------
NET ASSETS AT DECEMBER 31, 2005                     2,788,133     69,657,771    99,607,227   1,556,017
Changes From Operations:
   - Net investment income (loss)                     (30,079)      (382,636)      662,636       1,563
   - Net realized gain (loss) on investments          121,701      4,728,944     2,325,778      27,725
   - Net change in unrealized appreciation or
     depreciation on investments                       58,545     (2,645,095)   10,463,964     225,911
                                                  -----------   ------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    150,167      1,701,213    13,452,378     255,199
Changes From Unit Transactions:
   - Contract purchases                             1,137,286      4,106,670     5,928,687     876,285
   - Contract withdrawals                          (1,044,223)   (13,469,131)  (15,142,047)   (446,403)
                                                  -----------   ------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              93,063     (9,362,461)   (9,213,360)    429,882
                                                  -----------   ------------  ------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               243,230     (7,661,248)    4,239,018     685,081
                                                  -----------   ------------  ------------  ----------
NET ASSETS AT DECEMBER 31, 2006                   $ 3,031,363   $ 61,996,523  $103,846,245  $2,241,098
                                                  ===========   ============  ============  ==========

See accompanying notes.

                                                   DWS VIP     FIDELITY     FIDELITY VIP
                                                  SMALL CAP    VIP ASSET     CONTRAFUND      FIDELITY VIP  FIDELITY VIP
                                                    INDEX       MANAGER    SERVICE CLASS 2  EQUITY-INCOME     GROWTH
                                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                    $  430,699  $ 68,542,269    $ 5,237,198     $ 77,728,119  $138,318,758
Changes From Operations:
   - Net investment income (loss)                    (3,211)    1,122,946        (71,750)         482,686      (586,035)
   - Net realized gain (loss) on investments         35,045      (735,609)       112,637        3,313,461    (3,964,611)
   - Net change in unrealized appreciation or
     depreciation on investments                     17,471     1,429,863      1,248,625         (334,870)    9,768,489
                                                 ----------  ------------    -----------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   49,305     1,817,200      1,289,512        3,461,277     5,217,843
Changes From Unit Transactions:
   - Contract purchases                           1,166,492     4,056,440      7,614,262        7,286,984     8,489,615
   - Contract withdrawals                          (562,720)  (11,166,023)    (1,831,414)     (12,407,534)  (29,915,996)
                                                 ----------  ------------    -----------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           603,772    (7,109,583)     5,782,848       (5,120,550)  (21,426,381)
                                                 ----------  ------------    -----------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             653,077    (5,292,383)     7,072,360       (1,659,273)  (16,208,538)
                                                 ----------  ------------    -----------     ------------  ------------
NET ASSETS AT DECEMBER 31, 2005                   1,083,776    63,249,886     12,309,558       76,068,846   122,110,220
Changes From Operations:
   - Net investment income (loss)                    (6,381)    1,064,647         (2,383)       1,893,313      (696,759)
   - Net realized gain (loss) on investments         97,424      (373,906)     1,854,868       10,438,133    (1,089,837)
   - Net change in unrealized appreciation or
     depreciation on investments                    149,162     3,002,056       (248,879)       1,766,940     8,367,391
                                                 ----------  ------------    -----------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  240,205     3,692,797      1,603,606       14,098,386     6,580,795
Changes From Unit Transactions:
   - Contract purchases                           1,810,896     3,183,247     10,034,888        8,446,040     6,758,836
   - Contract withdrawals                          (739,148)   (9,869,085)    (4,773,708)     (10,337,548)  (20,867,856)
                                                 ----------  ------------    -----------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         1,071,748    (6,685,838)     5,261,180       (1,891,508)  (14,109,020)
                                                 ----------  ------------    -----------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,311,953    (2,993,041)     6,864,786       12,206,878    (7,528,225)
                                                 ----------  ------------    -----------     ------------  ------------
NET ASSETS AT DECEMBER 31, 2006                  $2,395,729  $ 60,256,845    $19,174,344     $ 88,275,724  $114,581,995
                                                 ==========  ============    ===========     ============  ============

                                                                 JANUS
                                                  FIDELITY   ASPEN SERIES  LINCOLN VIPT  LINCOLN VIPT
                                                  VIP MONEY    WORLDWIDE    AGGRESSIVE    AGGRESSIVE
                                                   MARKET       GROWTH        GROWTH        PROFILE
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                     $  39,405   $21,898,470   $25,360,950   $       --
Changes From Operations:
   - Net investment income (loss)                     1,110        69,109      (235,043)        (587)
   - Net realized gain (loss) on investments             --    (2,164,224)   (1,479,875)           9
   - Net change in unrealized appreciation or
     depreciation on investments                         --     2,906,759     3,662,246       10,226
                                                  ---------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,110       811,644     1,947,328        9,648
Changes From Unit Transactions:
   - Contract purchases                             347,480     2,140,325     2,463,599      194,015
   - Contract withdrawals                          (333,816)   (6,139,986)   (5,004,068)        (884)
                                                  ---------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            13,664    (3,999,661)   (2,540,469)     193,131
                                                  ---------   -----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              14,774    (3,188,017)     (593,141)     202,779
                                                  ---------   -----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2005                      54,179    18,710,453    24,767,809      202,779
Changes From Operations:
   - Net investment income (loss)                     1,501       135,548      (238,117)         343
   - Net realized gain (loss) on investments             --      (958,058)     (891,555)      21,982
   - Net change in unrealized appreciation or
     depreciation on investments                         --     3,686,144     3,039,267       93,747
                                                  ---------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,501     2,863,634     1,909,595      116,072
Changes From Unit Transactions:
   - Contract purchases                             255,954     1,400,527     1,818,216    1,117,864
   - Contract withdrawals                          (266,884)   (4,125,819)   (4,919,375)    (359,548)
                                                  ---------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (10,930)   (2,725,292)   (3,101,159)     758,316
                                                  ---------   -----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (9,429)      138,342    (1,191,564)     874,388
                                                  ---------   -----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2006                   $  44,750   $18,848,795   $23,576,245   $1,077,167
                                                  =========   ===========   ===========   ==========

                                                               LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                                LINCOLN VIPT      CAPITAL     CONSERVATIVE      GROWTH
                                                    BOND       APPRECIATION      PROFILE      AND INCOME
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                   $   663,873     $1,768,942     $       --    $ 5,089,902
Changes From Operations:
   - Net investment income (loss)                    76,455        (12,106)          (362)        22,873
   - Net realized gain (loss) on investments          9,262         13,507           (483)        65,438
   - Net change in unrealized appreciation or
     depreciation on investments                    (66,231)        48,220          1,508        162,514
                                                -----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM OPERATIONS                        19,486         49,621            663        250,825
Changes From Unit Transactions:
   - Contract purchases                           2,282,568        525,763        195,272      1,895,973
   - Contract withdrawals                          (533,559)      (634,251)       (73,595)    (1,167,112)
                                                -----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM UNIT TRANSACTIONS              1,749,009       (108,488)       121,677        728,861
                                                -----------     ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,768,495        (58,867)       122,340        979,686
                                                -----------     ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2005                   2,432,368      1,710,075        122,340      6,069,588
Changes From Operations:
   - Net investment income (loss)                   121,059        (14,361)         2,414         17,645
   - Net realized gain (loss) on investments        (13,305)        21,394          1,427        129,254
   - Net change in unrealized appreciation or
     depreciation on investments                     14,893        146,132         27,089        533,862
                                                -----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM OPERATIONS                       122,647        153,165         30,930        680,761
Changes From Unit Transactions:
   - Contract purchases                           2,114,937        444,455      2,031,714      1,278,386
   - Contract withdrawals                        (1,012,496)      (339,477)      (170,225)    (1,285,587)
                                                -----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM UNIT TRANSACTIONS              1,102,441        104,978      1,861,489         (7,201)
                                                -----------     ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,225,088        258,143      1,892,419        673,560
                                                -----------     ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2006                 $ 3,657,456     $1,968,218     $2,014,759    $ 6,743,148
                                                ===========     ==========     ==========    ===========

See accompanying notes.

                                                                                              LINCOLN VIPT
                                                                               LINCOLN VIPT    MODERATELY
                                                 LINCOLN VIPT   LINCOLN VIPT      MODERATE     AGGRESSIVE
                                                INTERNATIONAL     MANAGED         PROFILE        PROFILE
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                    $  263,924      $ 325,853     $       --     $       --
Changes From Operations:
   - Net investment income (loss)                    17,135         10,927           (946)          (774)
   - Net realized gain (loss) on investments         10,492          5,307             76            (38)
   - Net change in unrealized appreciation or
     depreciation on investments                     98,135          4,559          9,564          7,823
                                                 ----------      ---------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM OPERATIONS                       125,762         20,793          8,694          7,011
Changes From Unit Transactions:
   - Contract purchases                           1,823,234        588,752        368,805        422,239
   - Contract withdrawals                          (592,602)      (159,633)       (37,739)        (8,654)
                                                 ----------      ---------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM UNIT TRANSACTIONS              1,230,632        429,119        331,066        413,585
                                                 ----------      ---------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,356,394        449,912        339,760        420,596
                                                 ----------      ---------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2005                   1,620,318        775,765        339,760        420,596
Changes From Operations:
   - Net investment income (loss)                   111,084         13,800          7,254          3,863
   - Net realized gain (loss) on investments         32,438         14,212          4,032         11,068
   - Net change in unrealized appreciation or
     depreciation on investments                    784,334         52,777        155,225        114,743
                                                 ----------      ---------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM OPERATIONS                       927,856         80,789        166,511        129,674
Changes From Unit Transactions:
   - Contract purchases                           5,936,237        487,173      2,263,168      1,273,591
   - Contract withdrawals                          (931,501)      (352,858)      (247,370)      (259,029)
                                                 ----------      ---------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM UNIT TRANSACTIONS              5,004,736        134,315      2,015,798      1,014,562
                                                 ----------      ---------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           5,932,592        215,104      2,182,309      1,144,236
                                                 ----------      ---------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2006                  $7,552,910      $ 990,869     $2,522,069     $1,564,832
                                                 ==========      =========     ==========     ==========


                                                LINCOLN VIPT      NB AMT                   T. ROWE PRICE
                                                    SOCIAL        MID-CAP      NB AMT      INTERNATIONAL
                                                  AWARENESS       GROWTH      PARTNERS         STOCK
                                                 SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                   $ 18,372,102   $ 1,878,881   $ 8,945,159    $19,948,620
Changes From Operations:
   - Net investment income (loss)                    (22,345)      (23,074)        2,008        122,667
   - Net realized gain (loss) on investments        (213,651)       23,567       294,085        187,847
   - Net change in unrealized appreciation or
     depreciation on investments                   2,176,222       306,661     1,335,310      2,478,983
                                                ------------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM OPERATIONS                      1,940,226       307,154     1,631,403      2,789,497
Changes From Unit Transactions:
   - Contract purchases                            2,645,614     1,720,374     4,574,738      2,526,539
   - Contract withdrawals                         (3,155,133)     (483,109)   (2,938,421)    (3,836,163)
                                                ------------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM UNIT TRANSACTIONS                (509,519)    1,237,265     1,636,317     (1,309,624)
                                                ------------   -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,430,707     1,544,419     3,267,720      1,479,873
                                                ------------   -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                   19,802,809     3,423,300    12,212,879     21,428,493
Changes From Operations:
   - Net investment income (loss)                    (19,867)      (44,024)      (33,778)        39,806
   - Net realized gain (loss) on investments          22,365       146,851     1,886,425        586,629
   - Net change in unrealized appreciation or
     depreciation on investments                   2,182,469       390,578      (633,211)     3,017,146
                                                ------------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM OPERATIONS                      2,184,967       493,405     1,219,436      3,643,581
Changes From Unit Transactions:
   - Contract purchases                            2,247,054     2,271,352     2,240,885      2,204,556
   - Contract withdrawals                         (2,660,370)   (1,554,973)   (3,780,117)    (3,849,297)
                                                ------------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM UNIT TRANSACTIONS                (413,316)      716,379    (1,539,232)    (1,644,741)
                                                ------------   -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,771,651     1,209,784      (319,796)     1,998,840
                                                ------------   -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                 $ 21,574,460   $ 4,633,084   $11,893,083    $23,427,333
                                                ============   ===========   ===========    ===========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account L (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The contracts are eligible for the lower, or "Breakpoint", mortality and expense risk charge if criteria has been satisfied that the Company realizes lower issue and administrative costs.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company will merge into The Lincoln National Life Insurance Company. The merger will not affect the assets and liabilities of Lincoln National Variable Annuity Account L.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which is invested in shares of thirty-eight mutual funds (the Funds) of twelve diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth Class B Fund
   ABVPSF Growth and Income Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Baron Capital Funds Trust (Baron Capital):
   Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Diversified Income Series
   Delaware VIPT High Yield Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Service Class Series

Dreyfus Variable Investment Fund (Dreyfus):
   Dreyfus Developing Leaders Portfolio
   Dreyfus Stock Index Fund

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Money Market Portfolio

Janus Aspen Series:
   Janus Aspen Series Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Aggressive Growth Fund
   Lincoln VIPT Aggressive Profile Fund
   Lincoln VIPT Bond Fund
   Lincoln VIPT Capital Appreciation Fund
   Lincoln VIPT Conservative Profile Fund
   Lincoln VIPT Growth and Income Fund
   Lincoln VIPT International Fund
   Lincoln VIPT Managed Fund
   Lincoln VIPT Moderate Profile Fund
   Lincoln VIPT Moderately Aggressive Profile Fund
   Lincoln VIPT Social Awareness Fund

Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Fund
   NB AMT Partners Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Portfolio

*    Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2006, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES: During 2005, the Delaware VIPT High Yield Series, the Lincoln VIPT Aggressive Profile Fund, the Lincoln VIPT Conservative Profile Fund, the Lincoln VIPT Moderate Profile Fund and the Lincoln VIPT Moderately Aggressive Profile Fund became available as investment options for Variable Account contract owners. Accordingly, the 2005 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Also during 2005, the ABVPSF Technology Class B Fund changed its name to the ABVPSF Global Technology Class B Fund.

During 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge. The rates are as follows:

-    Standard at a daily rate of .00273973 (1.00% on an annual basis)

-    Breakpoint at a daily rate of .00205479 (.75% on an annual basis)

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2006 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL TECHNOLOGY CLASS B
            2006                  0.75%    1.00%   $ 4.92    $ 5.00      518,348   $ 2,550,964      7.30%      7.57%     0.00%
            2005                  0.75%    1.00%     4.58      4.64      543,901     2,494,243      2.61%      2.87%     0.00%
            2004                  0.75%    1.00%     4.47      4.52      645,002     2,882,430      4.04%      4.30%     0.00%
            2003                  0.75%    1.00%     4.29      4.33      634,977     2,726,924     42.36%     42.72%     0.00%
            2002                  0.75%    1.00%     3.02      3.03      356,123     1,074,302    -42.39%    -42.24%     0.00%
ABVPSF GROWTH CLASS B
            2006                  0.75%    1.00%     7.67      7.79      184,496     1,415,809     -2.22%     -1.98%     0.00%
            2005                  0.75%    1.00%     7.84      7.95      181,450     1,423,914     10.52%     10.80%     0.00%
            2004                  0.75%    1.00%     7.10      7.17      200,618     1,424,210     13.39%     13.67%     0.00%
            2003                  0.75%    1.00%     6.26      6.31      166,869     1,044,684     33.36%     33.70%     0.00%
            2002                  0.75%    1.00%     4.69      4.72       77,381       363,366    -28.98%    -28.80%     0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2006                  0.75%    1.00%    13.35     13.44       73,807       985,669     15.82%     16.11%     1.12%
            2005                  0.75%    1.00%    11.53     11.57       48,528       559,551      3.56%      3.82%     1.28%
            2004     6/2/04       0.75%    1.00%    11.13     11.15       15,401       171,474      6.52%      8.62%     0.00%
AMERICAN CENTURY VP BALANCED
            2006                  0.75%    1.00%    27.68     28.20      978,891    27,127,200      8.53%      8.80%     1.92%
            2005                  0.75%    1.00%    25.50     25.92    1,044,194    26,657,789      3.89%      4.15%     1.82%
            2004                  0.75%    1.00%    24.55     24.89    1,104,388    27,133,446      8.69%      8.96%     1.62%
            2003                  0.75%    1.00%    22.59     22.84    1,099,205    24,843,084     18.27%     18.57%     2.57%
            2002                  0.75%    1.00%    19.10     19.26    1,086,014    20,752,198    -10.46%    -10.23%     2.73%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2006                 0.75%    1.00%    $15.23    $15.33      219,365   $ 3,341,169    19.23%     19.53%      0.81%
            2005                 0.75%    1.00%     12.77     12.83       85,285     1,089,437    12.94%     13.23%      0.62%
            2004     6/2/04      0.75%    1.00%     11.31     11.33       16,273       184,048    -0.18%     11.01%      0.00%
AMERICAN FUNDS GROWTH CLASS 2
            2006                 0.75%    1.00%     10.32     10.48    2,940,200    30,355,492     9.12%      9.39%      0.83%
            2005                 0.75%    1.00%      9.46      9.58    2,598,102    24,577,604    15.04%     15.32%      0.75%
            2004                 0.75%    1.00%      8.22      8.31    2,028,674    16,680,604    11.38%     11.66%      0.19%
            2003                 0.75%    1.00%      7.38      7.44    1,490,461    11,001,230    35.45%     35.79%      0.14%
            2002                 0.75%    1.00%      5.45      5.48      920,362     5,015,649   -25.21%    -25.02%      0.04%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2006                 0.75%    1.00%     13.12     13.20      669,845     8,789,082    14.06%     14.34%      1.82%
            2005                 0.75%    1.00%     11.50     11.55      452,521     5,205,460     4.78%      5.04%      1.75%
            2004     6/1/04      0.75%    1.00%     10.98     10.99      161,789     1,776,123     7.21%      8.00%      1.68%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2006                 0.75%    1.00%     12.83     13.03    1,419,434    18,209,962    17.79%     18.09%      1.81%
            2005                 0.75%    1.00%     10.89     11.03    1,092,363    11,895,642    20.29%     20.60%      1.87%
            2004                 0.75%    1.00%      9.05      9.15      698,684     6,324,952    18.13%     18.43%      1.66%
            2003                 0.75%    1.00%      7.66      7.72      392,222     3,005,680    33.51%     33.85%      2.16%
            2002                 0.75%    1.00%      5.74      5.77      171,254       983,054   -15.69%    -15.48%      1.66%
BARON CAPITAL ASSET
            2006                 0.75%    1.00%     30.33     30.91      808,702    24,559,095    14.37%     14.66%      0.00%
            2005                 0.75%    1.00%     26.52     26.96      944,820    25,076,997     2.34%      2.59%      0.00%
            2004                 0.75%    1.00%     25.92     26.28    1,051,968    27,275,683    24.39%     24.70%      0.00%
            2003                 0.75%    1.00%     20.83     21.07      951,461    19,828,408    28.72%     29.04%      0.00%
            2002                 0.75%    1.00%     16.19     16.33      938,804    15,199,665   -15.05%    -14.84%      0.00%
DELAWARE VIPT DIVERSIFIED INCOME
            2006                 0.75%    1.00%     11.52     11.59      158,190     1,822,062     6.85%      7.11%      1.49%
            2005                 0.75%    1.00%     10.78     10.82      117,970     1,271,497    -1.44%     -1.20%      0.91%
            2004     6/2/04      0.75%    1.00%     10.94     10.95       36,920       403,732     3.68%      8.87%      0.00%
DELAWARE VIPT HIGH YIELD
            2006                 0.75%    1.00%     11.44     11.48      116,341     1,330,701    11.33%     11.61%      4.30%
            2005     7/12/05     0.75%    1.00%     10.27     10.29       35,032       359,905     0.53%      0.90%      0.00%
DELAWARE VIPT REIT SERVICE CLASS
            2006                 0.75%    1.00%     27.99     28.42      910,538    25,495,738    31.01%     31.33%      1.57%
            2005                 0.75%    1.00%     21.36     21.64      815,493    17,428,578     5.79%      6.06%      1.68%
            2004                 0.75%    1.00%     20.19     20.41      854,122    17,252,300    29.78%     30.11%      1.77%
            2003                 0.75%    1.00%     15.56     15.68      615,446     9,577,143    32.40%     32.73%      2.26%
            2002                 0.75%    1.00%     11.75     11.82      512,211     6,020,157     3.34%      3.60%      1.35%
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2006                 0.75%    1.00%     15.02     15.12      637,375     9,575,927    14.73%     15.02%      0.02%
            2005                 0.75%    1.00%     13.09     13.15      407,175     5,331,621     8.06%      8.33%      0.12%
            2004     6/1/04      0.75%    1.00%     12.12     12.14      131,091     1,588,398    17.56%     18.16%      0.00%
DELAWARE VIPT TREND SERVICE CLASS
            2006                 0.75%    1.00%      8.50      8.63      356,472     3,031,363     6.27%      6.53%      0.00%
            2005                 0.75%    1.00%      8.00      8.10      348,466     2,788,133     4.56%      4.83%      0.00%
            2004                 0.75%    1.00%      7.65      7.73      331,456     2,535,815    11.20%     11.48%      0.00%
            2003                 0.75%    1.00%      6.88      6.93      222,850     1,533,130    33.45%     33.79%      0.00%
            2002                 0.75%    1.00%      5.15      5.18      129,038       665,325   -20.86%    -20.66%      0.00%
DREYFUS DEVELOPING LEADERS
            2006                 0.75%    1.00%     26.54     27.04    2,334,223    61,996,523     2.74%      2.99%      0.41%
            2005                 0.75%    1.00%     25.83     26.26    2,694,886    69,657,771     4.75%      5.01%      0.00%
            2004                 0.75%    1.00%     24.66     25.00    3,074,985    75,870,480    10.23%     10.51%      0.20%
            2003                 0.75%    1.00%     22.37     22.63    3,208,955    71,810,565    30.38%     30.71%      0.03%
            2002                 0.75%    1.00%     17.16     17.31    3,243,293    55,666,049   -19.93%    -19.73%      0.04%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX
            2006                  0.75%    1.00%    $44.77    $45.62    2,317,135   $103,846,245    14.35%     14.63%      1.65%
            2005                  0.75%    1.00%     39.15     39.80    2,541,797     99,607,227     3.65%      3.91%      1.60%
            2004                  0.75%    1.00%     37.78     38.30    2,909,931    110,001,042     9.54%      9.81%      1.81%
            2003                  0.75%    1.00%     34.49     34.88    3,013,626    103,979,670    27.09%     27.41%      1.50%
            2002                  0.75%    1.00%     27.14     27.37    3,082,208     83,676,695   -23.14%    -22.94%      1.33%
DWS VIP EQUITY 500 INDEX
            2006                  0.75%    1.00%     13.16     13.24      170,315      2,241,098    14.37%     14.66%      1.08%
            2005                  0.75%    1.00%     11.50     11.55      135,261      1,556,017     3.63%      3.89%      1.44%
            2004    6/2/04        0.75%    1.00%     11.10     11.12       69,247        768,623     7.99%     10.41%      0.00%
DWS VIP SMALL CAP INDEX
            2006                  0.75%    1.00%     14.15     14.25      169,218      2,395,729    16.32%     16.61%      0.63%
            2005                  0.75%    1.00%     12.17     12.22       89,056      1,083,776     3.22%      3.48%      0.58%
            2004    6/4/04        0.75%    1.00%     11.79     11.81       36,535        430,699    14.60%     15.88%      0.00%
FIDELITY VIP ASSET MANAGER
            2006                  0.75%    1.00%     28.09     28.62    2,143,508     60,256,845     6.25%      6.52%      2.74%
            2005                  0.75%    1.00%     26.44     26.87    2,390,790     63,249,886     3.01%      3.27%      2.73%
            2004                  0.75%    1.00%     25.67     26.02    2,669,058     68,542,269     4.42%      4.68%      2.73%
            2003                  0.75%    1.00%     24.58     24.86    2,874,822     70,688,251    16.80%     17.09%      3.57%
            2002                  0.75%    1.00%     21.05     21.23    3,132,093     65,932,059    -9.64%     -9.41%      4.09%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2006                  0.75%    1.00%     13.46     13.67    1,424,007     19,174,344    10.32%     10.60%      0.98%
            2005                  0.75%    1.00%     12.20     12.36    1,008,577     12,309,558    15.49%     15.78%      0.10%
            2004                  0.75%    1.00%     10.56     10.68      495,569      5,237,198    14.01%     14.30%      0.16%
            2003                  0.75%    1.00%      9.27      9.34      261,580      2,423,802    26.92%     27.24%      0.25%
            2002                  0.75%    1.00%      7.30      7.34      173,583      1,267,412   -10.50%    -10.28%      0.47%
FIDELITY VIP EQUITY-INCOME
            2006                  0.75%    1.00%     34.32     34.97    2,570,626     88,275,724    19.00%     19.30%      3.36%
            2005                  0.75%    1.00%     28.84     29.31    2,636,306     76,068,846     4.81%      5.07%      1.64%
            2004                  0.75%    1.00%     27.51     27.90    2,823,725     77,728,119    10.42%     10.70%      1.52%
            2003                  0.75%    1.00%     24.92     25.20    2,831,538     70,574,288    29.03%     29.36%      1.78%
            2002                  0.75%    1.00%     19.31     19.48    2,900,506     56,025,109   -17.77%    -17.57%      1.81%
FIDELITY VIP GROWTH
            2006                  0.75%    1.00%     39.48     40.23    2,900,026    114,581,995     5.79%      6.05%      0.40%
            2005                  0.75%    1.00%     37.32     37.94    3,269,686    122,110,220     4.75%      5.01%      0.52%
            2004                  0.75%    1.00%     35.63     36.13    3,879,966    138,318,758     2.35%      2.61%      0.27%
            2003                  0.75%    1.00%     34.81     35.21    4,271,497    148,743,129    31.53%     31.86%      0.27%
            2002                  0.75%    1.00%     26.47     26.70    4,544,049    120,301,371   -30.80%    -30.63%      0.26%
FIDELITY VIP MONEY MARKET
            2006                  0.00%    0.00%     16.41     16.44        2,727         44,749     4.87%      4.88%      4.70%
            2005                  0.00%    0.00%     15.65     15.67        3,462         54,179     3.01%      3.03%      2.86%
            2004                  0.00%    0.00%     15.19     15.21        2,594         39,405     1.21%      1.29%      1.13%
            2003                  0.00%    0.00%     15.01     15.02        2,512         37,695     1.00%      1.00%      1.04%
            2002                  0.00%    0.00%     14.86     14.87        5,186         77,056     1.63%      1.70%      1.73%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2006                  0.75%    1.00%     15.06     15.34    1,250,294     18,848,795    17.03%     17.32%      1.74%
            2005                  0.75%    1.00%     12.87     13.08    1,452,801     18,710,453     4.81%      5.07%      1.34%
            2004                  0.75%    1.00%     12.28     12.45    1,782,575     21,898,470     3.74%      4.00%      1.00%
            2003                  0.75%    1.00%     11.83     11.97    1,997,597     23,648,472    22.76%     23.06%      1.11%
            2002                  0.75%    1.00%      9.64      9.72    2,202,281     21,238,076   -26.24%    -26.06%      0.90%
LINCOLN VIPT AGGRESSIVE GROWTH
            2006                  0.75%    1.00%     13.42     13.67    1,755,202     23,576,245     8.19%      8.46%      0.00%
            2005                  0.75%    1.00%     12.40     12.61    1,995,282     24,767,809     8.72%      8.99%      0.00%
            2004                  0.75%    1.00%     11.41     11.57    2,221,637     25,360,950    12.53%     12.82%      0.00%
            2003                  0.75%    1.00%     10.14     10.25    2,337,426     23,704,442    31.30%     31.63%      0.00%
            2002                  0.75%    1.00%      7.72      7.79    2,320,539     17,923,056   -30.92%    -30.74%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT AGGRESSIVE PROFILE
            2006                  0.75%    1.00%   $12.62    $12.67       85,336   $ 1,077,167     15.39%     15.67%     1.05%
            2005     6/7/05       0.75%    1.00%    10.94     10.95       18,537       202,779      8.10%      9.32%     0.00%
LINCOLN VIPT BOND
            2006                  0.75%    1.00%    11.12     11.19      328,992     3,657,456      3.67%      3.93%     4.98%
            2005                  0.75%    1.00%    10.72     10.76      226,840     2,432,368      1.62%      1.87%     5.82%
            2004     5/28/04      0.75%    1.00%    10.55     10.57       62,916       663,873      0.24%      4.97%     5.39%
LINCOLN VIPT CAPITAL APPRECIATION
            2006                  0.75%    1.00%     6.70      6.80      293,578     1,968,218      8.58%      8.85%     0.19%
            2005                  0.75%    1.00%     6.17      6.25      276,982     1,710,075      3.17%      3.42%     0.26%
            2004                  0.75%    1.00%     5.98      6.04      295,673     1,768,942      4.23%      4.50%     0.00%
            2003                  0.75%    1.00%     5.74      5.78      256,029     1,469,023     31.14%     31.47%     0.00%
            2002                  0.75%    1.00%     4.37      4.40      178,153       779,521    -27.69%    -27.51%     0.00%
LINCOLN VIPT CONSERVATIVE PROFILE
            2006                  0.75%    1.00%    11.15     11.20      180,611     2,014,759      8.25%      8.52%     1.84%
            2005     6/6/05       0.75%    1.00%    10.30     10.32       11,873       122,340      1.68%      3.04%     0.00%
LINCOLN VIPT GROWTH AND INCOME
            2006                  0.75%    1.00%    10.16     10.32      663,117     6,743,148     11.24%     11.52%     1.27%
            2005                  0.75%    1.00%     9.13      9.25      664,088     6,069,588      4.49%      4.75%     1.41%
            2004                  0.75%    1.00%     8.74      8.84      581,984     5,089,902     10.88%     11.15%     1.50%
            2003                  0.75%    1.00%     7.88      7.95      386,289     3,046,056     28.42%     28.75%     1.45%
            2002                  0.75%    1.00%     6.14      6.17      218,753     1,343,791    -22.82%    -22.63%     1.48%
LINCOLN VIPT INTERNATIONAL
            2006                  0.75%    1.00%    17.58     17.69      429,665     7,552,910     28.71%     29.03%     4.22%
            2005                  0.75%    1.00%    13.65     13.71      118,640     1,620,318     11.42%     11.70%     2.67%
            2004     5/24/04      0.75%    1.00%    12.25     12.27       21,536       263,924     18.67%     22.55%     1.63%
LINCOLN VIPT MANAGED
            2006                  0.75%    1.00%    12.48     12.56       79,421       990,869      9.47%      9.75%     2.68%
            2005                  0.75%    1.00%    11.40     11.44       68,069       775,765      3.49%      3.75%     3.10%
            2004     6/7/04       0.75%    1.00%    11.01     11.03       29,588       325,853     -0.05%      7.64%     3.44%
LINCOLN VIPT MODERATE PROFILE
            2006                  0.75%    1.00%    11.67     11.72      216,008     2,522,069     10.92%     11.20%     1.58%
            2005     6/24/05      0.75%    1.00%    10.52     10.54       32,283       339,760      1.20%      5.18%     0.00%
LINCOLN VIPT MODERATELY AGGRESSIVE PROFILE
            2006                  0.75%    1.00%    12.09     12.14      129,388     1,564,832     13.01%     13.29%     1.43%
            2005     7/7/05       0.75%    1.00%    10.70     10.71       39,304       420,596      3.96%      6.49%     0.00%
LINCOLN VIPT SOCIAL AWARENESS
            2006                  0.75%    1.00%    16.46     16.77    1,308,991    21,574,460     11.19%     11.47%     0.89%
            2005                  0.75%    1.00%    14.81     15.05    1,336,207    19,802,809     10.91%     11.19%     0.86%
            2004                  0.75%    1.00%    13.35     13.53    1,375,179    18,372,102     11.58%     11.86%     0.97%
            2003                  0.75%    1.00%    11.96     12.10    1,355,859    16,230,913     30.55%     30.88%     0.89%
            2002                  0.75%    1.00%     9.16      9.24    1,309,142    12,004,399    -22.90%    -22.70%     0.97%
NB AMT MID-CAP GROWTH
            2006                  0.75%    1.00%     7.48      7.59      619,338     4,633,084     13.55%     13.84%     0.00%
            2005                  0.75%    1.00%     6.58      6.67      519,732     3,423,300     12.61%     12.89%     0.00%
            2004                  0.75%    1.00%     5.85      5.91      321,228     1,878,881     15.15%     15.44%     0.00%
            2003                  0.75%    1.00%     5.08      5.12      236,792     1,202,559     26.80%     27.12%     0.00%
            2002                  0.75%    1.00%     4.00      4.03      159,808       640,134    -30.04%    -29.87%     0.00%
NB AMT PARTNERS
            2006                  0.75%    1.00%    18.58     18.94      639,280    11,893,083     11.12%     11.40%     0.71%
            2005                  0.75%    1.00%    16.72     17.00      729,534    12,212,879     16.87%     17.16%     1.00%
            2004                  0.75%    1.00%    14.31     14.51      624,552     8,945,159     17.79%     18.09%     0.01%
            2003                  0.75%    1.00%    12.15     12.29      545,036     6,626,293     33.75%     34.08%     0.00%
            2002                  0.75%    1.00%     9.08      9.16      451,029     4,100,305    -24.90%    -24.71%     0.50%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK
            2006                  0.75%    1.00%   $18.92    $19.27    1,237,640   $23,427,333    17.91%      18.20%     1.17%
            2005                  0.75%    1.00%    16.04     16.31    1,334,898    21,428,493    14.88%      15.17%     1.61%
            2004                  0.75%    1.00%    13.96     14.16    1,427,817    19,948,620    12.64%      12.92%     1.13%
            2003                  0.75%    1.00%    12.40     12.54    1,475,205    18,294,159    29.23%      29.55%     1.28%
            2002                  0.75%    1.00%     9.59      9.68    1,490,442    14,302,969   -19.11%     -18.90%     0.93%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2006.

                                                        AGGREGATE     AGGREGATE
                                                         COST OF       PROCEEDS
SUBACCOUNT                                              PURCHASES     FROM SALES
--------------------------------------------------------------------------------
ABVPSF Global Technology Class B                       $   585,234   $   718,794
ABVPSF Growth Class B                                      353,614       352,630
ABVPSF Growth and Income Class B                           633,185       287,319
American Century VP Balanced                             3,297,736     3,063,989
American Funds Global Growth Class 2                     2,130,792       271,798
American Funds Growth Class 2                            5,646,333     2,130,795
American Funds Growth-Income Class 2                     3,306,632       379,652
American Funds International Class 2                     5,618,571     1,488,977
Baron Capital Asset                                      1,800,241     5,852,544
Delaware VIPT Diversified Income                           943,135       472,932
Delaware VIPT High Yield                                 1,183,901       276,137
Delaware VIPT REIT Service Class                         6,277,433     2,480,064
Delaware VIPT Small Cap Value Service Class              4,137,543       522,116
Delaware VIPT Trend Service Class                          858,597       797,504
Dreyfus Developing Leaders                               6,183,254    10,306,253
Dreyfus Stock Index                                      2,564,233    11,040,007
DWS VIP Equity 500 Index                                   799,986       348,893
DWS VIP Small Cap Index                                  1,646,514       528,337

                                                        AGGREGATE     AGGREGATE
                                                         COST OF       PROCEEDS
SUBACCOUNT                                              PURCHASES     FROM SALES
--------------------------------------------------------------------------------
Fidelity VIP Asset Manager                             $ 2,276,596   $ 7,870,197
Fidelity VIP Contrafund Service Class 2                  9,180,087     2,375,625
Fidelity VIP Equity-Income                              15,474,972     5,508,351
Fidelity VIP Growth                                      1,200,225    15,935,447
Fidelity VIP Money Market                                  262,669       243,859
Janus Aspen Series Worldwide Growth                        598,996     3,175,773
Lincoln VIPT Aggressive Growth                             459,876     3,784,594
Lincoln VIPT Aggressive Profile                          1,051,615       297,782
Lincoln VIPT Bond                                        1,913,176       673,419
Lincoln VIPT Capital Appreciation                          340,304       250,243
Lincoln VIPT Conservative Profile                        2,023,895       161,319
Lincoln VIPT Growth and Income                             871,267       853,103
Lincoln VIPT International                               5,437,496       360,535
Lincoln VIPT Managed                                       465,332       316,650
Lincoln VIPT Moderate Profile                            2,192,220       178,151
Lincoln VIPT Moderately Aggressive Profile               1,225,375       211,055
Lincoln VIPT Social Awareness                            1,162,382     1,575,675
NB AMT Mid-Cap Growth                                    1,692,609     1,025,304
NB AMT Partners                                          2,428,733     2,679,414
T. Rowe Price International Stock                        1,174,921     2,703,695

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2006.

                                                            NET
                                                SHARES     ASSET     FAIRVALUE
SUBACCOUNT                                      OWNED      VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                150,494   $16.94   $  2,549,360    $  2,141,860
ABVPSF Growth Class B                            71,057    19.90      1,414,032       1,206,547
ABVPSF Growth and Income Class B                 36,565    26.93        984,705         894,653
American Century VP Balanced                  3,603,237     7.53     27,132,371      25,675,257
American Funds Global Growth Class 2            142,415    23.29      3,316,848       2,862,337
American Funds Growth Class 2                   473,538    64.08     30,344,313      23,512,770
American Funds Growth-Income Class 2            210,110    42.19      8,864,559       7,856,515
American Funds International Class 2            831,270    21.94     18,238,059      13,632,851
Baron Capital Asset                             759,801    32.30     24,541,587      15,110,768
Delaware VIPT Diversified Income                186,708     9.83      1,835,344       1,746,022
Delaware VIPT High Yield                        214,529     6.20      1,330,082       1,267,667
Delaware VIPT REIT Service Class              1,117,251    22.82     25,495,657      18,015,354
Delaware VIPT Small Cap Value Service Class     286,468    33.33      9,547,965       8,649,649
Delaware VIPT Trend Service Class                87,724    34.53      3,029,125       2,494,416
Dreyfus Developing Leaders                    1,477,372    42.03     62,093,941      66,420,819
Dreyfus Stock Index                           2,874,447    36.15    103,911,259      75,710,797
DWS VIP Equity 500 Index                        150,420    14.97      2,251,795       1,936,228
DWS VIP Small Cap Index                         147,138    16.12      2,371,869       2,166,538
Fidelity VIP Asset Manager                    3,835,956    15.71     60,262,875      60,664,322
Fidelity VIP Contrafund Service Class 2         616,013    31.11     19,164,162      17,253,301
Fidelity VIP Equity-Income                    3,375,839    26.20     88,446,979      77,151,166
Fidelity VIP Growth                           3,196,270    35.87    114,650,218     117,823,332
Fidelity VIP Money Market                        45,948     1.00         45,949          45,949
Janus Aspen Series Worldwide Growth             580,715    32.47     18,855,811      22,088,391
Lincoln VIPT Aggressive Growth                1,994,007    11.83     23,585,117      27,905,460
Lincoln VIPT Aggressive Profile                  81,527    13.15      1,072,327         968,354
Lincoln VIPT Bond                               290,231    12.64      3,668,517       3,721,253
Lincoln VIPT Capital Appreciation                97,702    20.12      1,965,368       1,699,087
Lincoln VIPT Conservative Profile               176,733    11.39      2,013,346       1,984,749
Lincoln VIPT Growth and Income                  191,593    35.16      6,735,843       5,376,332
Lincoln VIPT International                      330,896    22.70      7,512,332       6,611,148

                                                            NET
                                                SHARES     ASSET     FAIRVALUE
SUBACCOUNT                                      OWNED      VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------
Lincoln VIPT Managed                             58,320   $16.96   $    988,926   $   917,446
Lincoln VIPT Moderate Profile                   208,591    12.05      2,512,896     2,348,107
Lincoln VIPT Moderately Aggressive Profile      124,533    12.53      1,560,144     1,437,578
Lincoln VIPT Social Awareness                   600,854    35.92     21,582,665    19,821,135
NB AMT Mid-Cap Growth                           198,526    23.26      4,617,720     3,715,733
NB AMT Partners                                 561,869    21.16     11,889,142     9,663,346
T. Rowe Price International Stock             1,303,853    17.97     23,430,232    17,334,639

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                              UNITS      UNITS    NET INCREASE
SUBACCOUNT                                    ISSUED   REDEEMED    (DECREASE)
------------------------------------------------------------------------------
ABVPSF Global Technology Class B             179,776   (205,329)     (25,553)
ABVPSF Growth Class B                         64,807    (61,761)       3,046
ABVPSF Growth and Income Class B              55,942    (30,663)      25,279
American Century VP Balanced                 106,236   (171,539)     (65,303)
American Funds Global Growth Class 2         172,553    (38,473)     134,080
American Funds Growth Class 2                960,248   (618,150)     342,098
American Funds Growth-Income Class 2         313,316    (95,992)     217,324
American Funds International Class 2         690,727   (363,656)     327,071
Baron Capital Asset                          149,366   (285,484)    (136,118)
Delaware VIPT Diversified Income              97,178    (56,958)      40,220
Delaware VIPT High Yield                     112,091    (30,782)      81,309
Delaware VIPT REIT Service Class             312,335   (217,290)      95,045
Delaware VIPT Small Cap Value Service Class  340,354   (110,154)     230,200
Delaware VIPT Trend Service Class            137,429   (129,423)       8,006
Dreyfus Developing Leaders                   166,707   (527,370)    (360,663)
Dreyfus Stock Index                          160,227   (384,889)    (224,662)
DWS VIP Equity 500 Index                      73,160    (38,106)      35,054
DWS VIP Small Cap Index                      137,104    (56,942)      80,162
Fidelity VIP Asset Manager                   130,860   (378,142)    (247,282)
Fidelity VIP Contrafund Service Class 2      823,152   (407,722)     415,430
Fidelity VIP Equity-Income                   284,390   (350,070)     (65,680)
Fidelity VIP Growth                          199,426   (569,086)    (369,660)
Fidelity VIP Money Market                     18,787    (19,522)        (735)
Janus Aspen Series Worldwide Growth          112,717   (315,224)    (202,507)
Lincoln VIPT Aggressive Growth               151,367   (391,447)    (240,080)
Lincoln VIPT Aggressive Profile               97,142    (30,343)      66,799
Lincoln VIPT Bond                            200,219    (98,067)     102,152
Lincoln VIPT Capital Appreciation             73,133    (56,537)      16,596
Lincoln VIPT Conservative Profile            185,332    (16,594)     168,738
Lincoln VIPT Growth and Income               141,028   (141,999)        (971)
Lincoln VIPT International                   375,309    (64,284)     311,025
Lincoln VIPT Managed                          42,238    (30,886)      11,352
Lincoln VIPT Moderate Profile                206,742    (23,017)     183,725
Lincoln VIPT Moderately Aggressive Profile   113,306    (23,222)      90,084
Lincoln VIPT Social Awareness                154,893   (182,109)     (27,216)
NB AMT Mid-Cap Growth                        339,154   (239,548)      99,606
NB AMT Partners                              141,292   (231,546)     (90,254)
T. Rowe Price International Stock            133,896   (231,154)     (97,258)

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                UNITS     UNITS   NET INCREASE
SUBACCOUNT                                     ISSUED   REDEEMED   (DECREASE)
------------------------------------------------------------------------------
ABVPSF Global Technology Class B               295,631  (396,732)   (101,101)
ABVPSF Growth Class B                           68,783   (87,951)    (19,168)
ABVPSF Growth and Income Class B                56,790   (23,663)     33,127
American Century VP Balanced                   144,660  (204,854)    (60,194)
American Funds Global Growth Class 2            86,072   (17,060)     69,012
American Funds Growth Class 2                1,048,596  (479,168)    569,428
American Funds Growth-Income Class 2           337,184   (46,452)    290,732
American Funds International Class 2           539,604  (145,925)    393,679
Baron Capital Asset                            206,441  (313,589)   (107,148)
Delaware VIPT Diversified Income               110,380   (29,330)     81,050
Delaware VIPT High Yield                        39,541    (4,509)     35,032
Delaware VIPT REIT Service Class               318,321  (356,950)    (38,629)
Delaware VIPT Small Cap Value Service Class    363,094   (87,010)    276,084
Delaware VIPT Trend Service Class              111,161   (94,151)     17,010
Dreyfus Developing Leaders                     215,288  (595,387)   (380,099)
Dreyfus Stock Index                            189,353  (557,487)   (368,134)
Fidelity VIP Asset Manager                     163,868  (442,136)   (278,268)
Fidelity VIP Contrafund Service Class 2        684,875  (171,867)    513,008
Fidelity VIP Equity-Income                     269,988  (457,407)   (187,419)
Fidelity VIP Growth                            247,000  (857,280)   (610,280)
Fidelity VIP Money Market                       22,752   (21,884)        868
Janus Aspen Series Worldwide Growth            187,844  (517,618)   (329,774)
Lincoln VIPT Aggressive Growth                 219,616  (445,971)   (226,355)
Lincoln VIPT Aggressive Profile                 18,966      (429)     18,537
Lincoln VIPT Bond                              218,349   (54,425)    163,924
Lincoln VIPT Capital Appreciation               90,272  (108,963)    (18,691)
Lincoln VIPT Conservative Profile               22,319   (10,446)     11,873
Lincoln VIPT Growth and Income                 218,722  (136,618)     82,104
Lincoln VIPT International                     145,359   (48,255)     97,104
Lincoln VIPT Managed                            55,048   (16,567)     38,481
Lincoln VIPT Moderate Profile                   37,263    (4,980)     32,283
Lincoln VIPT Moderately Aggressive Profile      40,144      (840)     39,304
Lincoln VIPT Social Awareness                  193,987  (232,959)    (38,972)
NB AMT Mid-Cap Growth                          283,779   (85,275)    198,504
NB AMT Partners                                301,813  (196,831)    104,982
DWS VIP Equity 500 Index                       104,158   (38,144)     66,014
DWS VIP Small Cap Index                        100,618   (48,097)     52,521
T. Rowe Price International Stock              180,852  (273,771)    (92,919)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

     and

Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2007

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                              2006       2005
                                                            --------   ---------
                                                                (IN MILLIONS)
                                                            --------------------
ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity (cost: 2006 -- $31,204; 2005 --
         $31,267)                                           $ 31,840   $ 32,245
      Equity (cost: 2006 -- $191; 2005 -- $95)                   203        101
   Trading securities                                          2,820      2,985
   Mortgage loans on real estate                               3,571      3,662
   Real estate                                                   175        182
   Policy loans                                                1,898      1,858
   Derivative investments                                         49         41
   Other investments                                             657        423
                                                            --------   --------
         Total Investments                                    41,213     41,497
Cash and invested cash                                         1,308      1,962
Deferred acquisition costs and value of business acquired      4,859      4,418
Premiums and fees receivable                                     283        285
Accrued investment income                                        477        500
Amounts recoverable from reinsurers                            6,798      6,955
Goodwill                                                         919        919
Other assets                                                   1,112      1,091
Assets held in separate accounts                              69,099     56,427
                                                            --------   --------
         Total Assets                                       $126,068   $114,054
                                                            ========   ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Insurance and Investment Contract Liabilities:
   Insurance policy and claim reserves                      $ 10,350   $ 10,384
   Investment contract and policyholder funds                 34,753     35,273
                                                            --------   --------
         Total Insurance and Investment Contract
            Liabilities                                       45,103     45,657
Short-term debt                                                   21         34
Long-term debt                                                 1,390      1,250
Reinsurance related derivative liability                         218        278
Funds withheld reinsurance liabilities                         1,816      1,711
Deferred gain on indemnity reinsurance                           759        835
Other liabilities                                              2,069      2,536
Liabilities related to separate accounts                      69,099     56,427
                                                            --------   --------
         Total Liabilities                                   120,475    108,728
                                                            --------   --------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 9)
SHAREHOLDER'S EQUITY:
Common stock -- 10,000,000 shares authorized                      25         25
Retained earnings                                              5,268      4,848
Accumulated Other Comprehensive Income:
   Net unrealized gain on securities available-for-sale          315        452
   Net unrealized gain/(loss) on derivative instruments           (9)         7
   Minimum pension liability adjustment                           --         (6)
   Adjustment to initially apply SFAS 158                         (6)        --
                                                            --------   --------
         Total Accumulated Other Comprehensive Income            300        453
                                                            --------   --------
         Total Shareholder's Equity                            5,593      5,326
                                                            --------   --------
         Total Liabilities and Shareholder's Equity         $126,068   $114,054
                                                            ========   ========

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Insurance premiums                        $   54   $   67   $  158
Insurance fees                             1,841    1,575    1,405
Net investment income                      2,594    2,592    2,593
Realized gain (loss) on investments            2      (16)     (45)
Amortization of deferred gain on
   indemnity reinsurance                      76       77       87
Other revenue and fees                       258      316      275
                                          ------   ------   ------
   Total Revenue                           4,825    4,611    4,473
                                          ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                   2,178    2,122    2,143
Underwriting, acquisition, insurance
   and other expenses                      1,577    1,544    1,475
Interest and debt expense                     80       78       79
                                          ------   ------   ------
   Total Benefits and Expenses             3,835    3,744    3,697
                                          ------   ------   ------
Income before Federal Income Taxes           990      867      776
Federal income taxes                         247      223      193
                                          ------   ------   ------
Income before Cumulative Effect of
   Accounting Changes                        743      644      583
Cumulative Effect of Accounting Changes
   (net of Federal income taxes)              --       --      (26)
                                          ------   ------   ------
   Net Income                             $  743   $  644   $  557
                                          ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                            2006     2005     2004
                                           ------   ------   ------
                                                 (IN MILLIONS)
                                           ------------------------
COMMON STOCK:
Balance at beginning and end-of-year       $   25   $   25   $   25
RETAINED EARNINGS:
Balance at beginning-of-year                4,848    4,385    3,856
Comprehensive income                          596      315      566
Less other comprehensive income (loss)
   (net of federal income tax):
   Net unrealized gain (loss) on
      securities available-for-sale,
      net of reclassification adjustment     (137)    (329)      23
   Net unrealized loss on derivative
      instruments                             (16)      (7)     (10)
   Minimum pension liability adjustment         6        7       (4)
                                           ------   ------   ------
Net Income                                    743      644      557
Additional investment by Lincoln
   National Corporation/Stock
   Compensation                                27       19      122
Dividends declared                           (350)    (200)    (150)
                                           ------   ------   ------
      Balance at End-of-Year                5,268    4,848    4,385
                                           ------   ------   ------
NET UNREALIZED GAIN ON SECURITIES
   AVAILABLE-FOR-SALE:
Balance at beginning-of-year                  452      781      758
Change during the year                       (137)    (329)      23
                                           ------   ------   ------
      Balance at End-of-Year                  315      452      781
                                           ------   ------   ------
NET UNREALIZED GAIN ON DERIVATIVE
   INSTRUMENTS:
Balance at beginning-of-year                    7       14       24
Change during the year                        (16)      (7)     (10)
                                           ------   ------   ------
      Balance at End-of-Year                   (9)       7       14
                                           ------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                   (6)     (13)      (9)
Change during the year                          6        7       (4)
                                           ------   ------   ------
      Balance at End-of-Year                   --       (6)     (13)
                                           ------   ------   ------
ADJUSTMENT TO INITIALLY APPLY SFAS 158:        (6)      --       --
                                           ------   ------   ------
Total Shareholder's Equity at End-of-Year  $5,593   $5,326   $5,192
                                           ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              2006      2005      2004
                                                            -------   -------   -------
                                                                   (IN MILLIONS)
                                                            ---------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                  $   743   $   644   $   557
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Deferred acquisition costs and value of business
      acquired                                                 (391)     (430)     (350)
   Premiums and fees receivable                                   2        54       112
   Accrued investment income                                     23        (4)       (5)
   Insurance policy and claim reserves                          (14)   (1,082)   (1,347)
   Net trading securities purchases, sales and maturities       165       (72)      (99)
   Cumulative effect of accounting change                        --        --        39
   Investment contract and policyholder funds                   778     1,893     1,536
   Amounts recoverable from reinsurers                          157       101       375
   Federal income taxes                                          43       144       121
   Stock-based compensation expense                              --        18        19
   Depreciation                                                  27        64        48
   Realized gain (loss) on investments and derivative
      instruments                                                (2)       16        59
   Gain on sale of subsidiaries/business                         --        --       (14)
   Amortization of deferred gain                                (76)      (77)      (87)
   Other                                                       (210)     (607)     (275)
                                                            -------   -------   -------
      Net Adjustments                                           502        18       132
                                                            -------   -------   -------
      Net Cash Provided by Operating Activities               1,245       662       689
                                                            -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Securities available-for-sale:
   Purchases                                                 (6,487)   (5,725)   (9,001)
   Sales                                                      4,181     3,767     4,740
   Maturities                                                 2,282     2,392     2,468
Purchase of other investments                                  (408)   (1,008)   (1,938)
Sale or maturity of other investments                           104     1,151     2,187
Proceeds from disposition of business                            --        --        10
Other                                                          (155)        9       146
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Investing Activities      (483)      586    (1,388)
                                                            -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                      140        --        47
Payment of long-term debt                                        --       (47)       --
Net decrease in short-term debt                                 (13)        2       (10)
Universal life and investment contract deposits               4,791     4,783     4,928
Universal life and investment contract withdrawals           (4,268)   (3,755)   (3,353)
Investment contract transfers                                (1,821)   (1,483)   (1,336)
Increase in cash collateral on loaned securities                 --        45       181
Increase in funds withheld liability                            105       131        87
Capital contribution from shareholder                            --        --       100
Dividends paid to shareholders                                 (350)     (200)     (150)
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Financing Activities    (1,416)     (524)      494
                                                            -------   -------   -------
      Net Increase (Decrease) in Cash and Invested Cash        (654)      724      (205)
                                                            -------   -------   -------
Cash and Invested Cash at Beginning-of-Year                   1,962     1,238     1,443
                                                            -------   -------   -------
      Cash and Invested Cash at End-of-Year                 $ 1,308   $ 1,962   $ 1,238
                                                            =======   =======   =======

See accompanying notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries ("LNL" or the "Company" which may be referred to as "we" or "us"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries:
First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively.

On April 3, 2006, LNC acquired the Jefferson-Pilot Corporation ("Jefferson-Pilot"). As a result of this transaction, the following affiliates of Jefferson-Pilot became affiliates of LNC: Jefferson Pilot Financial Insurance Company ("JPFIC"), which is domiciled in Nebraska; Jefferson-Pilot Life Insurance Company ("JPL"), which is domiciled in North Carolina; and JPFIC's wholly owned subsidiary Jefferson-Pilot LifeAmerica Insurance Company ("JP LifeAmerica"), which is domiciled in the state of New Jersey and commercially domiciled in New York.

On January 17, 2007, The Nebraska Insurance Department approved the merger of JPFIC with and into LNL. The Indiana Department of Insurance has not yet issued its final approval due to a limitation in its laws regarding approval of a transaction in excess of 90 days before closing. The anticipated effective date of the proposed transaction is July 2, 2007.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of JPL, with and into LNL. The Indiana Department of Insurance approved the merger on February 15, 2007. The expected effective date of the merger is April 2, 2007.

On February 22, 2007, the New Jersey Department of Banking and Insurance approved a request to redomicle JPLA from New Jersey to New York. The New York Insurance Department is reviewing for approval a request to redomicile JPLA to New York, and then merge Lincoln Life & Annuity Company of New York with and into JPLA. Subject to the New York Insurance Department approval, the effective date of these proposed transactions is April 2, 2007. The surviving merged company will adopt the name Lincoln Life & Annuity Company of New York.

LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Individual Markets and Employer Markets (see Note 11). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States.

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, deferred sales inducements, insurance and investment contract liabilities, deferred front end loads, pension plans, income taxes and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA"). Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain
(loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain (loss) on investments is recognized in net income, net of associated amortization of DAC and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets.

These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") and the unamortized balance is reported in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

REINSURANCE.

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of only of DSI as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these policy benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and
3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1% of the face amount of insurance in-force, and dividend expenses were $70 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 31% of permanent life insurance in-force at December 31, 2006 and approximately 67% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of FAS 113. The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES.

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS.

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES.

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES.

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION.

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to shareholder's equity. For additional information on stock-based incentive compensation see Note 8.

INCOME TAXES.

We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

RECLASSIFICATIONS.

Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, LNC adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). LNC's results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a reduction to accumulated other comprehensive income of $6 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our consolidated financial statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We will adopt this new accounting guidance effective January 1, 2007, primarily impacting our Individual Markets Annuities business. The adoption of this new guidance will impact our assumptions for lapsation used in the amortization of DAC and VOBA on certain blocks of our business. Our adoption will result in a reduction to our DAC and VOBA balances between $20 million to $50 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. The impact of SOP 05-1 is expected to prospectively increase DAC and VOBA amortization $3 million to $20 million, pre-tax, in 2007 assuming that replacement activity, as defined by SOP 05-1, is comparable to recent years. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                              AMORTIZED
                                                COST       GAINS   LOSSES   FAIR VALUE
                                              ---------   ------   ------   ----------
                                                            (IN MILLIONS)
                                              ----------------------------------------
2006:
   Corporate bonds                             $24,262    $  807   $(238)     $24,831
   U.S. Government bonds                           141         7      --          148
   Foreign government bonds                        689        58      (2)         745
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             389         3      (5)         387
      Collateralized mortgage obligations        3,156        18     (43)       3,131
      Commercial Mortgage Backed Securities      2,235        37     (19)       2,253
      Other asset-backed securities                130         3      --          133
   State and municipal bonds                       113         2      (1)         114
   Redeemable preferred stocks                      89         9      --           98
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,204       944    (308)      31,840
   Equity securities                               191        14      (2)         203
                                               -------    ------   -----      -------
         Total                                 $31,395    $  958   $(310)     $32,043
                                               =======    ======   =====      =======
2005:
   Corporate bonds                             $24,190    $1,106   $(241)     $25,055
   U.S. Government bonds                           143        12      --          155
   Foreign government bonds                        839        62      (3)         898
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             453         5      (6)         452
      Collateralized mortgage obligations        2,982        25     (34)       2,973
      Commercial Mortgage Backed Securities      2,350        52     (20)       2,382
      Other asset-backed securities                 99         3      --          102
   State and municipal bonds                       123         4      (1)         126
   Redeemable preferred stocks                      88        14      --          102
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,267     1,283    (305)      32,245
Equity securities                                   95         6      --          101
                                               -------    ------   -----      -------
         Total                                 $31,362    $1,289   $(305)     $32,346
                                               =======    ======   =====      =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Due in one year or less                    $ 1,052    $ 1,056
Due after one year through  five years       6,605      6,759
Due after five years through  ten years      8,538      8,630
Due after ten years                          9,099      9,491
                                           -------    -------
   Subtotal                                 25,294     25,936
Asset and mortgage-backed securities         5,910      5,904
                                           -------    -------
   Total                                   $31,204    $31,840
                                           =======    =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Below 5%                                    $   91     $   91
5%-6%                                        2,458      2,419
6%-7%                                        2,179      2,178
Above 7%                                     1,182      1,216
                                            ------     ------
   Total                                    $5,910     $5,904
                                            ======     ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

    NAIC           RATING AGENCY
DESIGNATION   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $19,335       60.7%
     2        BBB                         10,147       31.9%
     3        BB                           1,420        4.5%
     4        B                              748        2.3%
     5        CCC and lower                  169        0.5%
     6        In or near default              21        0.1%
                                         -------      -----
                                         $31,840      100.0%
                                         =======      =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $1,970   $1,959   $1,932
Equity securities  available-for-sale              10        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     271      288      350
Real estate                                        37       48       25
Policy loans                                      120      118      119
Invested cash                                      53       46       21
Other investments                                  61       61       54
                                               ------   ------   ------
   Investment revenue                           2,703    2,703    2,682
Investment expense                                109      111       89
                                               ------   ------   ------
   Net investment income                       $2,594   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                         2006     2005
                                        ------   ------
                                         (IN MILLIONS)
                                        ---------------
Corporate bonds                         $2,140   $2,282
U.S. Government bonds                      331      322
Foreign government bonds                    45       52
Asset and mortgage-backed securities:
   Mortgage pass-through securities         24       29
   Collateralized mortgage obligations     111      113
   Commercial Mortgage Backed Securities   133      149
   Other asset-backed securities             8        9
State and municipal bonds                   18       19
Redeemable preferred stocks                  8        8
                                        ------   ------
      Total fixed maturity securities    2,818    2,983
Equity securities                            2        2
                                        ------   ------
      Total                             $2,820   $2,985
                                        ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                                                    2006    2005   2004
                                                                    ----    ----   -----
                                                                        (IN MILLIONS)
                                                                    --------------------
Realized loss on investments and derivative instruments             $(2)   $(21)   $(58)
Gain (loss) on reinsurance embedded derivative/trading securities     4       5      (1)
Gain on sale of subsidiaries/business                                --      --      14
                                                                    ---    ----    ----
Total realized gain (loss) on investments                           $ 2    $(16)   $(45)
                                                                    ===    ====    ====

The detail of the realized loss on investments and derivative instruments is as follows:

                                                 2006   2005    2004
                                                -----   ----   -----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities  available-for-sale
   Gross gain                                    $103   $113   $ 107
   Gross loss                                     (82)   (90)   (115)
Equity securities available-for-sale
   Gross gain                                       1      8      19
   Gross loss                                      --     --      (1)
Other investments                                   9     10       4
Associated amortization of  deferred
   acquisition costs and  provision for
   policyholder  commitments                      (31)   (52)    (51)
Investment expenses                                (2)    (9)    (10)
                                                -----   ----   -----
Total Investments                                  (2)   (20)    (47)
Derivative instruments net of  associated
   amortization of  deferred acquisition
   costs                                           --     (1)    (11)
                                                -----   ----   -----
   Total investments and derivative
      instruments                                $ (2)  $(21)  $ (58)
                                                =====   ====   =====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                2006   2005   2004
                                ----   ----   ----
                                   (IN MILLIONS)
                                ------------------
Fixed maturity securities        $56    $19    $67
available-for-sale
Mortgage loans on real estate      1     (6)    (2)
                                 ---    ---    ---
Total                            $57    $13    $65
                                 ===    ===    ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                             2006    2005   2004
                            -----   -----   ----
                                (IN MILLIONS)
                            --------------------
Fixed maturity securities   $(342)  $(839)   $61
Equity securities               6      (6)    (6)
                            -----   -----    ---
Total                       $(336)  $(845)   $55
                            =====   =====    ===

For securities available for sale held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                               FAIR    % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                              VALUE     VALUE      COST          COST        LOSS           LOSS
                             -------   ------   ---------   -----------   ----------   ------------
                                                          (IN MILLIONS)
                             ----------------------------------------------------------------------
2006
less than or equal to
 90 days                     $ 3,646     27.5%   $ 3,672        27.0%       $ (26)          8.4%
greater than 90 days but
 less than or equal 180 days     112      0.8%       115         0.9%          (3)          1.0%
greater than 180 days but
 less than or equal 270 days     842      6.3%       861         6.3%         (19)          6.1%
greater than 270 days but
 less than or equal 1 year     1,456     11.0%     1,492        11.0%         (36)         11.6%
greater than 1 year            7,226     54.4%     7,452        54.8%        (226)         72.9%
                             -------    -----    -------       -----        -----         -----
   Total                     $13,282    100.0%   $13,592       100.0%       $(310)        100.0%
                             =======    =====    =======       =====        =====         =====
2005
less than or equal to
 90 days                     $ 3,006     27.6%   $ 3,039        27.1%       $ (33)         10.8%
greater than 90 days but
 less than or equal 180 days   5,152     47.4%     5,258        47.1%        (106)         34.8%
greater than 180 days but
 less than or equal 270 days     374      3.4%       384         3.4%         (10)          3.3%
greater than 270 days but
 less than or equal 1 year       789      7.2%       822         7.3%         (33)         10.8%
greater than 1 year            1,570     14.4%     1,693        15.1%        (123)         40.3%
                             -------    -----    -------       -----        -----         -----
   Total                     $10,891    100.0%   $11,196       100.0%       $(305)        100.0%
                             =======    =====    =======       =====        =====         =====

For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                    LESS THAN
                                               OR EQUAL TO TWELVE     GREATER THAN TWELVE
                                                     MONTHS                 MONTHS                  TOTAL
                                              --------------------   --------------------   ---------------------
                                                           GROSS                  GROSS                   GROSS
                                                FAIR    UNREALIZED    FAIR     UNREALIZED     FAIR     UNREALIZED
                                               VALUE      LOSSES      VALUE      LOSSES       VALUE      LOSSES
                                              -------   ----------   -------   ----------   --------   ----------
                                                                         (IN MILLIONS)
                                              -------------------------------------------------------------------
2006:
   Corporate bonds                            $ 4,527    $   (71)    $ 4,892    $  (167)    $  9,419     $(238)
   U.S. Government bonds                            3         --          --         --            3        --
   Foreign government bonds                        56         (1)         62         (1)         118        (2)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             63         --         223         (5)         286        (5)
      Collateralized mortgage obligations         890         (7)      1,320        (36)       2,210       (43)
      Commercial Mortgage Backed Securities       451         (3)        663        (16)       1,114       (19)
      Other asset-backed securities                --         --          21         --           21        --
   State and municipal bonds                       16         --          44         (1)          60        (1)
   Redeemable preferred stocks                     --         --           1         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        6,006        (82)      7,226       (226)      13,232      (308)
Equity securities                                  50         (2)         --         --           50        (2)
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 6,056    $   (84)    $ 7,226    $  (226)    $ 13,282     $(310)
                                              =======    =======     =======    =======     ========     =====
2005:
   Corporate bonds                            $ 6,300    $  (132)    $ 1,235    $  (109)    $  7,535     $(241)
   U.S. Government bonds                           --         --          --         --           --        --
   Foreign government bonds                       169         (3)         38         --          207        (3)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities            320         (4)         39         (2)         359        (6)
      Collateralized mortgage obligations       1,589        (27)        145         (7)       1,734       (34)
      Commercial Mortgage Backed Securities       888        (16)        100         (4)         988       (20)
      Other asset-backed securities                23         --          --         --           23        --
   State and municipal bonds                       31         --          13         (1)          44        (1)
   Redeemable preferred stocks                      1         --          --         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        9,321       (182)      1,570       (123)      10,891      (305)
Equity securities                                  --         --          --         --           --        --
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 9,321    $  (182)    $ 1,570    $  (123)    $ 10,891     $(305)
                                              =======    =======     =======    =======     ========     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 - Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real estate" and "Other assets," which includes property and equipment, include accumulated depreciation as follows:

                          2006   2005
                          ----   ----
                         (IN MILLIONS)
                         -------------
Real estate               $ 25   $ 19
Property and equipment     240    255


Impaired mortgage loans along with the related allowance for losses are as follows:

                                            2006   2005
                                            ----   ----
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses     $27    $66
Allowance for losses                          (1)    (9)
                                             ---    ---
   Net impaired loans                        $26    $57
                                             ===    ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Balance at beginning-of-year          $ 9    $15    $17
Provisions for losses                   1      2      5
Releases due to principal paydowns     (9)    (8)    (7)
                                      ---    ---    ---
   Balance at end-of-year             $ 1    $ 9    $15
                                      ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                  (IN MILLIONS)
                                                ------------------
Average recorded investment in impaired loans    $41    $62   $101
Interest income recognized on impaired loans       4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $15 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,072 million. This includes $283 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax expense is as follows:

                       2006   2005   2004
                       ----   ----   ----
                          (IN MILLIONS)
                       ------------------
Current                $148   $111   $ 98
Deferred                 99    112     95
                       ----   ----   ----
   Total tax expense   $247   $223   $193
                       ====   ====   ====

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Tax rate times pre-tax income        $347   $303   $272
Effect of:
   Tax-preferred investment income    (80)   (63)   (69)
   Tax credits                        (16)   (14)   (14)
   Other                               (4)    (3)     4
                                     ----   ----   ----
      Provision for income taxes     $247   $223   $193
                                     ====   ====   ====
      Effective tax rate               25%    26%    25%

The Federal income tax liability, included in other liabilities on the Consolidated Balance Sheets is as follows:

                                         2006   2005
                                         ----   ----
                                        (IN MILLIONS)
                                         -----------
Current                                   $20    $77
Deferred                                   28     24
                                          ---   ----
   Total Federal income tax liability     $48   $101
                                          ===   ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Deferred tax assets:
Insurance and investment contract liabilities          $1,275   $1,206
Reinsurance deferred gain                                 265      291
Modco embedded derivative                                  76       98
Postretirement benefits other than pension                 14       15
Compensation related                                      111      100
Ceding commission asset                                     9       11
Other                                                      89       53
                                                        -----    -----
   Total deferred tax assets                            1,839    1,774
                                                        -----    -----
Deferred tax liabilities:
Deferred acquisition costs                              1,208      998
Net unrealized gain on securities available-for-sale      230      351
Trading security gains                                     74       91
Present value of business in-force                        238      260
Other                                                     117       98
                                                        -----    -----
   Total deferred tax liabilities                       1,867    1,798
                                                        -----    -----
Net deferred tax liability                             $   28   $   24
                                                       ======   ======

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                     2006    2005    2004
                                    -----   -----   -----
                                        (IN MILLIONS)
                                    ---------------------
Insurance assumed                   $  --   $   1   $  --
Insurance ceded                      (827)   (767)   (640)
                                    -----   -----   -----
   Net reinsurance
      premiums and fees             $(827)  $(766)  $(640)
                                    =====   =====   =====

The 2005 and 2004 amounts reported above for insurance ceded to other companies have been adjusted to conform to the 2006 presentation. These adjustments had no effect on insurance premiums, fees or net income presented in the Consolidated Statements of Income as the gross premiums and fees were offset by equal amounts.

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2006 and 2005 and $0.6 billion for 2004.

A roll forward of DAC is as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                         (IN MILLIONS)
                                   ------------------------
Balance at beginning-of-year       $3,676   $2,904   $2,552
Deferral                            1,062      934      868
Amortization                         (608)    (427)    (415)
Adjustment related to realized
   gains on securities
   available-for-sale                 (39)     (48)     (46)
Adjustment related to unrealized
   losses on securities
   available-for-sale                  90      313      (16)
Cumulative effect of
   accounting change                   --       --      (39)
                                   ------   ------   ------
Balance at end-of-year             $4,181   $3,676   $2,904
                                   ======   ======   ======

A roll forward of VOBA is as follows:

                                 2006   2005    2004
                                 ----   ----   -----
                                    (IN MILLIONS)
                                 -------------------
Balance at beginning-of-year     $742   $819   $ 922
   Amortization, net              (63)   (77)   (103)
   Adjustment related to
      realized gains on
      securities
      available-for-sale           (1)    --      --
                                 ----   ----   -----
Balance at end-of-year           $678   $742   $ 819
                                 ====   ====   =====

Future estimated amortization of VOBA is as follows (in millions):

2007-$63   2008-$66          2009-$64
2010-$62   2011-$41   Thereafter-$382

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $39 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of DSI, included in Other assets on the Consolidated Balance Sheets, is as follows:

                               2006   2005   2004
                               ----   ----   ----
                                 (IN MILLIONS)
                               ------------------
Balance at beginning-of-year   $129   $ 85   $ 45
   Capitalized                   70     60     50
   Amortization                 (21)   (16)   (10)
                               ----   ----   ----
Balance at end-of-year         $178   $129   $ 85
                               ====   ====   ====

Details underlying the income statement caption, "Underwriting, acquisition, insurance and other expenses," are as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                        (IN MILLIONS)
                                   ------------------------
Commissions                        $1,043   $  899   $1,208
General and administrative
   expenses                           816      966      532
DAC and VOBA deferrals,
   net of amortization               (391)    (431)    (350)
Taxes, licenses and fees               96       81       85
Restructuring charges - includes
   merger-integration expenses         13       29       --
                                   ------   ------   ------
   Total                           $1,577   $1,544   $1,475
                                   ======   ======   ======

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                         2006   2005
                         ----   ----
                        (IN MILLIONS)
                         -----------
Individual Markets:
   Life Insurance        $855   $855
   Annuities               44     44
Employer Markets:
   Retirement Products     20     20
                         ----   ----
   Total                 $919   $919
                         ====   ====

Details underlying the balance sheet caption, "Insurance contract and policyholder funds," are as follows:

                              2006      2005
                            -------   -------
                              (IN MILLIONS)
                            -----------------
Premium deposit funds       $20,499   $21,755
Other policyholder funds     13,666    12,975
Deferred front end loads        486       432
Undistributed earnings on
   participating business       102       111
                            -------   -------
   Total                    $34,753   $35,273
                            =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                          2006     2005
                                         ------   ------
                                          (IN MILLIONS)
                                         ---------------
Short-term debt                          $   21   $   34
                                         ======   ======
Long-term debt:
Note due Lincoln National Corporation,
   due September 2008                    $  140   $   --
Surplus notes due Lincoln National
   Corporation:
   6.56% surplus note, due 2028             500      500
   6.03% surplus note, due 2028             750      750
                                         ------   ------
Total Surplus Notes                       1,250    1,250
                                         ------   ------
   Total long-term debt                  $1,390   $1,250
                                         ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $99 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                       2006    2005
                                      -----   -----
                                    IN EVENT OF DEATH
                                  ---------------------
                                  (DOLLARS IN BILLIONS)
                                  ---------------------
Return of net deposit
   Account value                      $38.3   $31.9
   Net amount at risk                   0.1     0.1
   Average attained age of
      contractholders                    54      53
Return of net deposits plus a
   minimum return
   Account value                      $ 0.4   $ 0.3
   Net amount at risk                    --      --
   Average attained age of
      contractholders                    67      66
Guaranteed minimum return                 5%      5%
Highest specified anniversary
   account value minus
   withdrawals post anniversary
   Account value                      $22.5   $18.8
   Net amount at risk                   0.2     0.3
   Average attained age of
      contractholders                    64      63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                      2006    2005
                                     -----   ------
                                     (IN BILLIONS)
                                     --------------
Asset Type
Domestic equity                      $39.0   $32.2
International equity                   5.9     4.2
Bonds                                  6.4     5.1
                                     -----   -----
   Total                              51.3    41.5
                                     -----   -----
Money market                           5.6     4.0
                                     -----   -----
   Total                             $56.9   $45.5
                                     =====   =====
Percent of total variable
   annuity separate account values      87%     87%
                                     =====   =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                                 GMDB
                             2006    2005
                            -----   ------
                            (IN MILLIONS)
                            --------------
Total:
   Balance at January 1     $ 15     $ 18
   Changes in reserves        14        9
   Benefits paid              (6)    $(12)
                            ----     ----
   Balance at December 31   $ 23     $ 15
                            ====     ====
Ceded:
   Balance at January 1     $(15)    $(18)
   Changes in reserves       (12)      (9)
   Benefits paid               6       12
                            ----     ----
   Balance at December 31   $(21)    $(15)
                            ====     ====
Net:
   Balance at January 1     $ --     $ --
   Changes in reserves         2       --
   Benefits paid              --       --
                            ----     ----
   Balance at December 31   $  2     $ --
                            ====     ====

The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its insurance agents, are included in various benefit plans sponsored by LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company `s insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains a funded defined benefit pension plan for most of its U.S. employees (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. LNL sponsors a defined benefit pension plan which, prior to January 1, 1995, covered most full-time insurance agents of the Company. All benefits applicable to this plan were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"), and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information with respect to plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                                                   OTHER
                                                                 PENSION      POSTRETIREMENT
                                                                BENEFITS         BENEFITS
                                                              -------------   --------------
                                                               2006    2005    2006    2005
                                                              -----   -----   -----   ------
                                                                      (IN MILLIONS)
                                                              ------------------------------
Change in plan assets:
   Fair value of plan assets at beginning-of-year             $  93   $  82   $  --   $  --
   Actual return on plan assets                                  12       6      --      --
   Company contributions                                         --      10       2       2
   Benefits paid                                                 (5)     (5)     (2)     (2)
                                                              -----   -----   -----   -----
      Fair value of plan assets at end-of-year                $ 100   $  93   $  --   $  --
                                                              =====   =====   =====   =====
Change in benefit obligation:
   Benefit obligation at beginning-of-year                    $  92   $  87   $  22   $  19
   Interest cost                                                  5       5       1       1
   Plan participants' contributions                              --      --       1       1
   Actuarial (gains)/ losses                                     (2)      4      (3)      3
   Benefits paid                                                 (5)     (4)     (2)     (2)
                                                              -----   -----   -----   -----
      Benefit obligation at end-of-year                       $  90   $  92   $  19   $  22
                                                              =====   =====   =====   =====
   Funded status of the plans                                 $  10   $   1   $ (19)  $ (22)
   Unrecognized net actuarial losses                                     20              (1)
                                                                      -----           -----
   Prepaid (accrued) benefit cost                                        21             (23)
   Other assets                                                  11      --      --      --
   Other liabilities                                             (1)     --     (19)     --
                                                              -----   -----   -----   -----
      Amounts recognized in the Consolidated Balance Sheets   $  10   $  21   $ (19)  $ (23)
                                                              =====   =====   =====   =====
Amounts recognized in accumulated other comprehensive
   income (net of tax):
   Net loss (gain)                                                8              (2)
                                                              -----           -----
      Total                                                   $   8           $  (2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                              5.75%   6.00%   5.75%   6.00%
   Expected return on plan assets                              8.00%   8.25%     --      --
Rate of increase in compensation                               4.00%   4.00%   4.00%   4.00%

The Company uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                       ONE-PERCENTAGE   ONE-PERCENTAGE
                                       POINT INCREASE   POINT DECREASE
                                       --------------   --------------
                                                (IN MILLIONS)
                                       -------------------------------
Effect on accumulated postretirement
   benefit obligation                        $ 1               $(1)
Effect on total service and interest
   cost components                            --                --

As discussed in Note 2, we applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Consolidated Balance Sheets at December 31, 2006 is as follows:

                                           BEFORE                    AFTER
                                        APPLICATION               APPLICATION
                                             OF        SFAS 158        OF
                                          SFAS 158   ADJUSTMENTS    SFAS 158
                                        -----------  -----------  -----------
                                                    (IN MILLIONS)
                                        -------------------------------------
Other assets                              $  1,101       $11        $  1,112
Total assets                               126,057        11         126,068
Other liabilities                            2,052        17           2,069
Total liabilities                          120,458        17         120,475
Accumulated other comprehensive income         306        (6)            300
Total shareholder's equity                   5,599        (6)          5,593

Information for the Company's agent pensi on plans with accumulated benefit obligations in excess of plan assets is as follows:

                                  2006    2005
                                 -----   -----
                                 (IN MILLIONS)
                                 -------------
Accumulated benefit obligation    $ 1    $ 1
Projected benefit obligation        1      1
Fair value of plan assets          --     --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                                                        PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                                                       ------------------   -----------------------------
                                                                       2006   2005   2004        2006   2005   2004
                                                                       ----   ----   ----        ----   ----   ----
                                                                                          (IN MILLIONS)
                                                                       --------------------------------------------------
Service cost                                                           $ 18   $ 17   $ 17         $ 1    $ 2    $ 2
Interest cost                                                            29     29     28           5      5      5
Expected return on plan assets                                          (38)   (38)   (35)         --     --     --
Amortization of prior service cost                                       (2)    (2)    (2)         --     --     --
Recognized net actuarial (gains) losses                                   4      2      1           1     --     (1)
Recognized actuarial (gain) loss due to special termination benefits      2     --     --          --     --     --
                                                                       ----   ----   ----         ---    ---    ---
Net periodic benefit expense                                           $ 13   $  8   $  9         $ 7    $ 7    $ 6
                                                                       ====   ====   ====         ===    ===    ===

We maintain a defined contribution plan for our insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million in 2006, 2005 and 2004, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan asset allocations for the Company's agent plan at December 31, 2006 and 2005, by asset category are as follows:

                            2006   2005
                            ----   ----
ASSET CATEGORY
Equity securities             60%    64%
Fixed income securities       40%    34%
Real estate                    0%     1%
Cash and cash equivalents      0%     1%
                             ---    ---
   Total                     100%   100%
                             ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                     WEIGHTING RANGE
                                     ---------------
ASSET CATEGORY
Cash                                           0-20%
Guaranteed Products                            0-20%
Fixed Income                                  20-80%
   Long-term                           0-10%
   High-Yield                          0-10%
   International/Emerging Markets*     0-10%
Real Estate                                    0-20%
Equities                                      20-80%
   Small-cap                           0-20%
   International*                      0-20%
   Emerging Markets*                   0-10%
Other                                          0-20%
Total International**                          0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

              PENSION PLANS                 POSTRETIREMENT PLANS
             ---------------   ----------------------------------------------
              NON-QUALIFIED      REFLECTING                    NOT REFLECTING
             DEFINED BENEFIT   MEDICARE PART   MEDICARE PART   MEDICARE PART
              PENSION PLANS      D SUBSIDY       D SUBSIDY       D SUBSIDY
             ---------------   -------------   -------------   --------------
                                      (IN MILLIONS)
             ----------------------------------------------------------------
Year
2007               $ 3              $ 5             $(1)             $ 6
2008                 3                5              (1)               6
2009                 3                5              (1)               6
2010                 4                5              (1)               6
2011                 4                5              (1)               6
Thereafter          25               28              (4)              32

401(k).

LNC sponsors a contributory defined contribution plan for eligible U.S. employees (including those of LNL) and LNL sponsors a contributory defined contribution plan for eligible insurance agents (401(k) plans). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS.

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                         2006   2005   2004
                         ----   ----   ----
                            (IN MILLIONS)
                         ------------------
Stock options             $ 2    $--    $ 1
Shares                     17     13     11
Cash awards                 1      1      1
SARs                       (1)     2      4
Restricted stock            1      1      1
                          ---    ---    ---
Total                     $20    $17    $18
                          ===    ===    ===
Recognized tax benefit    $ 7    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS

Net income as determined in accordance with statutory accounting practices for us was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for us was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

2007-$45
2008-$40
2009-$28
2010-$17
2011-$13
Thereafter-$40

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 34% of such mortgages, or $1.2 billion, involved properties located in California,

Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance Seriessm ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                           2006     2005                 2006    2005
                                                          ------   ------               -----   -----
                                                                         (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                           $5,950   $5,450               $   3   $   5
   Interest rate swap agreements                             563      463                   4       9
                                                          ------   ------               -----   -----
      Total interest rate derivative instruments           6,513    5,913                   7      14
                                                          ======   ======               =====   =====
Foreign currency derivative instruments:
   Foreign currency swaps                                     86       58                  (7)     (5)
Credit derivative instruments:
   Credit default swaps                                       20       20                  --      --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                           1        1                  22      16
   Embedded derivatives per SFAS 133                          --       --                (139)   (268)
                                                          ------   ------               -----   -----
      Total derivative instruments *                      $6,620   $5,992               $(117)  $(243)
                                                          ======   ======               =====   =====

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                 INTEREST RATE    INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ---------------   ---------------   ---------------
                                2006     2005       2006   2005      2006   2005
                               ------   ------     -----   ----      ----   ----
                                                   (IN MILLIONS)
                               ---------------------------------------------------
Balance at beginning-of-year   $5,450   $4,000     $ 463   $446       $58   $ 42
New contracts                     750    1,450       130     37        30     30
Terminations and maturities      (250)      --       (30)   (20)       (2)   (14)
                               ------   ------     -----   ----       ---   ----
   Balance at end-of-year      $5,950   $5,450     $ 563   $463       $86   $ 58
                               ======   ======     =====   ====       ===   ====

                               CREDIT DEFAULT       CALL OPTIONS
                                    SWAPS       (BASED ON LNC STOCK)
                               --------------   --------------------
                                           (IN MILLIONS)
                               -------------------------------------
                                 2006   2005         2006   2005
                                 ----   ----         ----   ----
Balance at beginning-of-year     $ 20   $ 13          $ 1    $ 1
New contracts                      10     20           --     --
Terminations and maturities       (10)  $(13)          --     --
                                  ---   ----          ---    ---
   Balance at end-of-year        $ 20   $ 20          $ 1    $ 1
                                 ====   ====          ===    ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $1 million, $0 and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain (loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS.

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS.

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK.

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS.

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS.

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS.

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK.

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN.

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS.

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS.

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES.

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION.

Income other than realized gains and losses for the agreements and contracts described above amounted to $13 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $24 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE AND TRADING
SECURITIES.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

DERIVATIVE INSTRUMENTS.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. Along with other companies in the insurance industry, we are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES.

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

We report assets held in separate accounts at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                               2006                  2005
                                       -------------------   --------------------
                                       CARRYING     FAIR     CARRYING      FAIR
                                         VALUE     VALUE       VALUE      VALUE
                                       --------   --------   --------   ---------
                                                      (IN MILLIONS)
                                       ------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturities                    $ 31,840   $ 31,840   $ 32,245   $ 32,245
   Equity                                   203        203        101        101
Trading securities                        2,820      2,820      2,985      2,985
Mortgage loans on real estate             3,571      3,687      3,662      3,859
Policy loans                              1,898      2,044      1,858      2,004
Derivatives Instruments *                  (117)      (117)      (243)      (243)
Other investments                           657        657        423        423
Cash and invested cash                    1,308      1,308      1,962      1,962
Investment type insurance contracts:
   Deposit contracts and certain
      guaranteed interest contracts     (20,233)   (20,235)   (21,270)   (21,273)
   Remaining guaranteed interest and
      similar contracts                     (12)       (12)       (13)       (13)
Short-term debt                             (21)       (21)       (34)       (34)
Long-term debt                           (1,390)    (1,345)    (1,250)    (1,325)
Guarantees                                   --         --         --         --
Investment commitments                       --         (2)        --         --

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $304 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through the Retirement Products segment, which consists of its Defined Contribution business. Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment for 2004 through 2006 is as follows:

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
   Individual Annuities                   $1,428   $1,308   $1,278
   Life Insurance                          1,946    1,841    1,847
                                          ------   ------   ------
      Individual Markets  Total            3,374    3,149    3,125
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                     1,212    1,168    1,125
                                          ------   ------   ------
      Employer Markets  Total              1,212    1,168    1,125
                                          ------   ------   ------
   Other Operations                          236      309      267
   Net realized investment results(1)          2      (16)     (45)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
      Total                               $4,825   $4,611   $4,473
                                          ======   ======   ======
NET INCOME:
Segment Operating Income:
   Individual Markets:
   Individual Annuities                   $  265   $  197   $  169
   Life Insurance                            257      238      252
                                          ------   ------   ------
      Individual Markets  Total              522      435      421
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                       226      206      181
                                          ------   ------   ------
      Employer Markets  Total                226      206      181
                                          ------   ------   ------
Other Operations                              (8)      12        9
Net realized investment results(2)             2      (10)     (29)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
   Income before cumulative effect of
      accounting changes                     743      644      583
   Cumulative effect of accounting
      changes                                 --       --      (26)
                                          ------   ------   ------
Net Income                                $  743   $  644   $  557
                                          ======   ======   ======

----------
(1) Includes realized losses on investments of $2 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, $(1) million and $(12) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of less than $1 million, $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                 2006       2005
                               --------   --------
                                  (IN MILLIONS)
                               -------------------
ASSETS:
   Individual Annuities        $ 58,995   $ 48,250
   Life Insurance                24,238     21,795
   Retirement Products           34,218     33,478
   Other Operations               6,685      6,649
   Consolidating adjustments      1,932      3,882
                               --------   --------
Total                          $126,068   $114,054
                               ========   ========

12. SHAREHOLDER'S EQUITY

All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                          2006      2005
                                                        -------   -------
                                                          (IN MILLIONS)
                                                        -----------------
Fair value of securities  available-for-sale            $32,043   $32,346
Cost of securities  available-for-sale                   31,395    31,362
                                                        -------   -------
Unrealized gain                                             648       984
Adjustments to DAC and VOBA                                (175)     (266)
Amounts required to satisfy  policyholder commitments       (20)      (31)
Foreign currency exchange  rate adjustment                   28        16
Deferred income taxes                                      (166)     (251)
                                                        -------   -------
Net unrealized gain on  securities available-for-sale   $   315   $   452
                                                        =======   =======

Adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments are netted against the DAC and VOBA asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                  2006    2005   2004
                                                 -----   -----   ----
                                                     (IN MILLIONS)
                                                 --------------------
Unrealized gains (losses) on securities
   available-for-sale arising during the year    $(157)  $(479)  $116
Less: Reclassification adjustment for gains
   on disposals of prior year inventory
   included in net income(1)                        65      39     82
Less: Federal income tax expense (benefit) on
   reclassification                                (85)   (189)    11
                                                 -----   -----   ----
Net unrealized gain (loss) on securities
   available-for-sale, net of
   reclassifications and federal income tax
   expense (benefit)                             $(137)  $(329)  $ 23
                                                 =====   =====   ====

(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million, $3 million for 2006, 2005, 2004 respectively, and net of adjustments to DAC and VOBA of less than $1 million, $(7) million, $(8) million for 2006, 2005, 2004 respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of IncomeConsolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                     TOTAL
                                                 -------------
                                                 (IN MILLIONS)
                                                 -------------
Amounts incurred in 2006
   Employee severance and termination benefits        $12
   Abandoned office space                               1
                                                      ---
   Total 2006 restructuring charges                    13
Amounts expended in 2006
Restructuring reserve at December 31, 2006             (6)
                                                      ---
                                                      $ 7
                                                      ===
Additional amounts expended that do not
   qualify as restructuring charges                   $14

Expected completion date                          4th Quarter
                                                      2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, we realigned the operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning us for future growth. In February 2003, we announced plans to consolidate our fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                         2006    2005    2004
                                        -----   -----   -----
                                            (IN MILLIONS)
                                        ---------------------
Insurance assumed                       $  25   $  --   $  --
Insurance ceded                          (238)   (219)   (116)
                                        -----   -----   -----
   Net reinsurance premiums and fees    $(213)  $(219)  $(116)
                                        =====   =====   =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                                 2006    2005
                                                                 ----   ------
                                                                 (IN MILLIONS)
                                                                 -------------
Future policy benefits and claims assumed                        $141   $    3
Future policy benefits and claims ceded                           951    1,052
Amounts recoverable from reinsurers on paid and unpaid losses      16       16
Reinsurance payable on paid losses                                 11        3
Funds held under reinsurance  treaties-net liability              702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,153 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the financial statements, in 2004 the Corporation changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 2007

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson-Pilot Life Insurance Company and Subsidiary
As of December 31, 2006 and 2005 and For the Periods April 3 Through December 31, 2006 and January 1 Through April 2, 2006 and For the Years Ended December 31, 2005 and 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                   AUDITED CONSOLIDATED FINANCIAL STATEMENTS

      AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE PERIODS APRIL 3 THROUGH DECEMBER 31, 2006 AND JANUARY 1 THROUGH APRIL 2, 2006 AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1
Audited Consolidated Financial Statements
   Consolidated Balance Sheets as of December 31, 2006 and 2005              F-2
Consolidated Statements of Income for the periods April 3 through
   December 31, 2006  and January 1 through April 2, 2006 and the years
   ended December 31, 2005 and 2004                                          F-4
Consolidated Statements of Stockholder's Equity for the periods April 3 through December 31, 2006 and  January 1 through April 2, 2006 and for
   the years ended December 31, 2005 and 2004                                F-5
Consolidated Statements of Cash Flows for the periods April 3 through
   December 31, 2006 and  January 1 through April 2, 2006 and for the
   years ended December 31, 2005 and 2004                                    F-6
Notes to Consolidated Financial Statements                                   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson-Pilot Life Insurance Company and Subsidiary

We have audited the consolidated balance sheets of Jefferson-Pilot Life Insurance Company and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson-Pilot Life Insurance Company and Subsidiary at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004 in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Greensboro, North Carolina
March 19, 2007

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                                    DECEMBER 31,
                                                                              -------------------------
                                                                                  2006          2005
                                                                              -----------   -----------
ASSETS
Investments:
   Debt securities available-for-sale, at fair value (amortized cost
      $13,115,270 and $11,163,632)                                            $13,243,588   $11,340,518
   Debt securities held-to-maturity, at amortized cost (fair value
      $0 and $1,378,716)                                                               --     1,325,157
   Equity securities available-for-sale, at fair value (cost $534 and $286)           549           427
   Mortgage loans on real estate                                                2,376,014     2,417,618
   Policy loans                                                                   279,686       258,362
   Real estate                                                                    165,871        81,261
   Other investments                                                              341,981       242,024
                                                                              -----------   -----------
Total investments                                                              16,407,689    15,665,367
Cash and cash equivalents                                                         359,425        41,392
Accrued investment income                                                         210,965       195,845
Due from reinsurers                                                               160,911       153,060
Deferred policy acquisition costs                                                 306,873     1,671,492
Value of business acquired                                                      1,363,401            --
Goodwill                                                                        1,358,027            --
Property and equipment, net of accumulated depreciation                           118,022        79,585
Cash surrender value of life insurance                                            147,884       140,730
Assets held in separate accounts                                                  510,411       491,697
Other assets                                                                      305,752       238,129
                                                                              -----------   -----------
Total assets                                                                  $21,249,360   $18,677,297
                                                                              ===========   ===========

See accompanying notes.

                                                                              DECEMBER 31,
                                                                       -------------------------
                                                                           2006          2005
                                                                       -----------   -----------
LIABILITIES
Policy liabilities:
   Future policy benefits                                              $ 1,231,397   $ 1,244,257
   Policyholder contract deposits                                       13,686,716    13,067,520
   Policy and contract claims                                               41,981        46,425
   Funding agreements                                                      300,000       300,000
   Other policy liabilities                                                560,144       773,986
                                                                       -----------   -----------
Total policy liabilities                                                15,820,238    15,432,188
Deferred income tax liabilities                                            302,722       183,773
Currently payable (recoverable) income tax                                     193        (2,786)
Securities sold under repurchase agreements                                     --       300,835
Accounts payable, accruals and other liabilities                           915,218       237,604
Liabilities related to separate accounts                                   510,411       491,697
                                                                       -----------   -----------
Total liabilities                                                       17,548,782    16,643,311
Commitments and contingent liabilities (see Note 14)
STOCKHOLDER'S EQUITY
   Common stock, par value $100 per share, 50,000 shares authorized,
      issued and outstanding                                                 5,000         5,000
   Paid in capital                                                       3,428,755        31,570
   Retained earnings                                                       195,927     1,894,678
   Accumulated other comprehensive income                                   70,896       102,738
                                                                       -----------   -----------
Total stockholder's equity                                               3,700,578     2,033,986
                                                                       -----------   -----------
Total liabilities and stockholder's equity                             $21,249,360   $18,677,297
                                                                       ===========   ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                         PERIOD FROM   PERIOD FROM
                                                           APRIL 3      JANUARY 1           YEAR ENDED
                                                           THROUGH       THROUGH           DECEMBER 31,
                                                        DECEMBER 31,     APRIL 2,    -----------------------
                                                           2006            2006         2005         2004
                                                        ------------   -----------   ----------   ----------
REVENUE
Premiums and other considerations                        $   79,279      $ 25,426    $  102,926   $  105,084
Universal life and investment product charges               298,891        94,593       363,239      304,670
Net investment income                                       760,258       253,520       935,300      906,750
Realized investment losses                                   (4,446)       (4,046)       (4,529)     (12,218)
                                                         ----------      --------    ----------   ----------
Total revenues                                            1,133,982       369,493     1,396,936    1,304,286
BENEFITS AND EXPENSES
Insurance and annuity benefits                              671,705       228,655       826,230      782,345
Insurance commissions, net of deferrals                       8,139         1,844         9,230       15,422
General and administrative expenses, net of deferrals        24,845        16,705        17,597       27,519
Insurance taxes, licenses and fees                           26,020         8,496        29,607       29,730
Amortization of policy acquisition costs and value of
   business acquired                                        110,901        38,620       162,403      130,022
Interest expense                                                 28         1,121         3,173        1,413
                                                         ----------      --------    ----------   ----------
Total benefits and expenses                                 841,638       295,441     1,048,240      986,451
                                                         ----------      --------    ----------   ----------
Income before income taxes and cumulative effect of
   change in accounting principle                           292,344        74,052       348,696      317,835
INCOME TAXES:
   Current                                                    8,572        12,939        63,307      116,239
   Deferred                                                  85,645         1,833        48,565      (14,370)
                                                         ----------      --------    ----------   ----------
Total income taxes                                           94,217        14,772       111,872      101,869
                                                         ----------      --------    ----------   ----------
Income before cumulative effect of change in
   accounting principle                                     198,127        59,280       236,824      215,966
Cumulative effect of change in accounting for long
   duration contracts, net of taxes                              --            --            --       (9,356)
                                                         ----------      --------    ----------   ----------
Net income                                               $  198,127      $ 59,280    $  236,824   $  206,610
                                                         ==========      ========    ==========   ==========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                ACCUMULATED
                                                                                   OTHER           TOTAL
                                          COMMON      PAID IN      RETAINED    COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK      CAPITAL      EARNINGS        INCOME          EQUITY
                                         --------   ----------   -----------   -------------   -------------
BALANCE, JANUARY 1, 2004                 $  5,000   $   30,567   $ 1,550,244     $ 243,943      $ 1,829,754
Net income                                     --           --       206,610            --          206,610
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --        (1,426)          (1,426)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --         9,668            9,668
                                                                                                -----------
   Comprehensive income                        --           --            --            --          214,852
Dividends paid                                 --           --       (10,000)           --          (10,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2004                  5,000       30,567     1,746,854       252,185        2,034,606
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       236,824            --          236,824
Parent company capital contribution
   for stock option expense                    --        1,003            --            --            1,003
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (222)            (222)
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (149,225)        (149,225)
                                                                                                -----------
   Comprehensive income                        --           --            --            --           88,380
Dividends paid                                 --           --       (89,000)           --          (89,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2005                  5,000       31,570     1,894,678       102,738        2,033,986
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --        59,280            --           59,280
Parent company capital contribution
   for stock option expense                    --        6,312            --            --            6,312
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --         1,116            1,116
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (165,416)        (165,416)
                                                                                                -----------
   Comprehensive loss                                                                               (98,708)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 2, 2006                      5,000       37,882     1,953,958       (61,562)       1,935,278
                                         ========   ==========   ===========     =========      ===========
Acquisition by Lincoln National
   Corporation:
Sale of stockholder's equity               (5,000)     (37,882)   (1,953,958)       61,562       (1,935,278)
Lincoln National Corporation
   purchase price                           5,000    3,424,337            --            --        3,429,337
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 3, 2006                      5,000    3,424,337            --            --        3,429,337
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       198,127            --          198,127
Parent company capital contribution
   for stock option expense                    --        4,418            --            --            4,418
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (498)            (498)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --        61,522           61,522
Adjustment to initially apply SFAS 158         --           --            --         9,872            9,872
                                                                                                -----------
   Comprehensive income                        --           --            --            --          273,441
Dividends paid                                 --           --        (2,200)           --           (2,200)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2006               $  5,000   $3,428,755   $   195,927     $  70,896      $ 3,700,578
                                         ========   ==========   ===========     =========      ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                PERIOD FROM   PERIOD FROM
                                                                  APRIL 3      JANUARY 1            YEAR ENDED
                                                                  THROUGH       THROUGH            DECEMBER 31,
                                                               DECEMBER 31,     APRIL 2,    --------------------------
                                                                   2006           2006          2005          2004
                                                               ------------   -----------   -----------   ------------
OPERATING ACTIVITIES
Net income                                                      $   198,127    $  59,280    $   236,824   $    206,610
Adjustments to reconcile net income to net cash  provided by operating activities:
   Change in policy liabilities other than deposits                 105,528       44,278        124,430         88,040
   Credits to policyholder accounts, net                             24,786       11,987         19,287        124,462
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                             (325,455)     (57,454)      (254,854)      (204,708)
   Change in receivables and asset accruals                         (34,537)       1,546        (59,379)        (7,712)
   Change in payables and expense accruals                          248,905       12,170         29,919          6,707
   Realized investment losses                                         4,446        4,046          4,529         12,218
   Depreciation and amortization (accretion)                         33,343        5,806         23,885         15,554
   Amortization (accretions) and additions to
      value of business acquired, net                                25,317           --             --             --
   Stock compensation                                                 4,418        6,312             --             --
   Other                                                            (61,290)     (53,438)       (33,997)       (52,507)
                                                                -----------    ---------    -----------   ------------
Net cash provided by operating activities                           223,588       34,533         90,644        188,664
                                                                -----------    ---------    -----------   ------------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                            860,105       13,155        654,846        278,986
   Maturities, calls and redemptions                                444,018       79,191        685,550        890,400
   Purchases                                                     (1,886,375)    (312,008)    (2,339,164)    (2,602,618)
Securities held-to-maturity:
   Sales                                                                 --           --          2,524         19,252
   Maturities, calls and redemptions                                     --       81,971        250,224        239,750
   Purchases                                                             --       (8,570)          (127)            (5)
Repayments of mortgage loans                                        332,041       43,720        480,466        236,541
Mortgage loans originated                                          (247,888)     (30,025)      (693,507)      (321,250)
Increase in policy loans, net                                       (18,191)      (3,133)        (1,770)       (12,683)
Securities lending                                                  166,080           --             --             --
Other investing activities, net                                     (16,207)      (4,196)       (46,267)      (110,740)
                                                                -----------    ---------    -----------   ------------
Net cash used in investing activities                              (366,417)    (139,895)    (1,007,225)    (1,382,367)
                                                                -----------    ---------    -----------   ------------
FINANCING ACTIVITIES
Policyholder contract deposits                                    2,034,751      508,510      2,130,934      2,146,513
Withdrawals of policyholder contract deposits                    (1,593,526)    (411,286)    (1,373,497)    (1,025,468)
Funding agreements issuance                                              --           --        300,000             --
Net proceeds (payments) from securities sold
   under repurchase agreements                                       49,447      (19,472)       (16,905)        72,395
Cash dividends paid                                                  (2,200)          --        (89,000)       (10,000)
                                                                -----------    ---------    -----------   ------------
Net cash provided by financing activities                           488,472       77,752        951,532      1,183,440
                                                                -----------    ---------    -----------   ------------
Net increase (decrease) in cash and cash equivalents                345,643      (27,610)        34,951        (10,263)
Cash and cash equivalents, beginning                                 13,782       41,392          6,441         16,704
                                                                -----------    ---------    -----------   ------------
Cash and cash equivalents, ending                               $   359,425    $  13,782    $    41,392   $      6,441
                                                                ===========    =========    ===========   ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                                   $     1,211    $   1,304    $     8,028   $      2,806
                                                                ===========    =========    ===========   ============

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                         (DOLLAR AMOUNTS IN THOUSANDS)
                               DECEMBER 31, 2006

1. NATURE OF OPERATIONS

Prior to April 3, 2006, Jefferson-Pilot Life Insurance Company (JP Life or the Company) was wholly-owned by Jefferson-Pilot Corporation (Jefferson-Pilot). JP Life and its subsidiary, Jefferson Standard Life Insurance Company (the subsidiary), collectively referred to as (the Company), are principally engaged in the sale of individual life insurance, annuity and investment products, and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On April 3, 2006, Lincoln National Corporation (LNC or the Parent) completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141) and JP Life became wholly-owned by LNC. On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Company into Lincoln National Life Insurance Company (LNL), an Indiana domiciled affiliate. The effective date of the merger will be April 2, 2007. LNL is a subsidiary of LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JP Life were "pushed down" to the Company's financial statements in accordance with push down accounting rules. LNC is in the process of finalizing its internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of JP Life's net assets assumed in the merger was $3.4 billion. Goodwill of $1.4 billion resulted from the excess of purchase price over the fair value of JP Life's net assets. The parent paid a premium over the fair value of JP Life's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with the adjustments that were made to the Company's Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY    FAIR VALUE
                                                    FAIR VALUE    ADJUSTMENTS
                                                                      (1)
                                                   ------------   -----------
Investments                                        $ 15,728,254   $   203,199
Due from reinsurers                                     159,155            --
Deferred policy acquisition costs                            --    (1,767,553)
Value of business acquired                            1,422,208     1,422,208
Goodwill                                              1,358,027     1,358,027
Other assets                                            739,114        67,110
Assets held in separate accounts                        500,016            --
Policy liabilities                                  (15,254,983)      329,285
Income tax liabilities                                 (161,413)      (76,646)
Accounts payable, accruals and other liabilities       (561,025)      (41,572)
Liabilities related to separate accounts               (500,016)           --
                                                   ------------   -----------
   Total net assets acquired                       $  3,429,337   $ 1,494,058
                                                   ============   ===========

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                              PRELIMINARY
                                               FAIR VALUE
                                              -----------
                       Individual Markets:
                          Life Insurance       $  795,829
                          Annuities               562,198
                                               ----------
                             Total Goodwill    $1,358,027
                                               ==========

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JP Life and Jefferson Standard Life Insurance Company. All material intercompany accounts and transactions have been eliminated.

An affiliated trust, Jefferson-Pilot Life Funding Trust I, is a variable interest entity (VIE). VIEs are defined by the Financial Accounting Standards Board's Interpretation (FIN) No. 46 (Revised), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51", (FIN 46-R). The Company is not the primary beneficiary of this affiliated trust and does not have a controlling financial interest. Accordingly, under FIN 46-R, the accounts of this entity are not included in the Company's consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, policy liabilities, unearned revenue, pension plan and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data, or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, the Company applies professional judgment and makes adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances adjusted for amortization of premiums and discounts, and are net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $2,131 and $31,115 at December 31, 2006 and 2005. Other investments, which consist primarily of S&P 500 Index(R) options and affordable housing tax credit investments, are stated at equity, fair value or the lower of cost or market, as appropriate.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. Statement of Financial Accounting Standard (SFAS) No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, (SFAS 133), requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which the Company classifies within its investments on its consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company designates the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads. In calculating the estimated gross profits for these products, the Company utilizes a long-term total gross return on assets of 8.0%.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of credit and non-credit related realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs are periodically reviewed to determine that the unamortized portion does not exceed expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) resulted from the merger with LNC on April 3, 2006 and will be regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts would be written down using a combination of fair value and discounted cash flows. No impairments occurred during the year ending December 31, 2006.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the consolidated statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings, approximately 10 years for other property and equipment and 3 to 5 years for computer hardware and software. Accumulated depreciation was $13,873 and $105,185 at December 31, 2006 and 2005. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of the Company's deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative profits recorded from purchase date for pre-merger issues and from contract inception for post merger issues through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.

If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

FUNDING AGREEMENTS

Funding agreements consist of investment contracts, which back medium term notes sold by the Company through investment banks to commercial investors. Accrued interest on the funding agreements is classified within other policy liabilities on the Company's consolidated balance sheets.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy, and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

Dividend and investment income are recognized when earned.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability income, and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

STOCK BASED COMPENSATION

The Company and its subsidiary are included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid-in capital in shareholder's equity.

INCOME TAXES

On April 3, 2006, the Company's ultimate parent company merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries. As a result, LNC became the ultimate parent after completion of the merger. Prior to the merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company will file a separate federal income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

NEW ACCOUNTING PRONOUNCEMENTS

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first re-measurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on its consolidated financial condition and results of operations.

CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the Company's consolidated financial statements.

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements"
(SFAS 157), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the effects of SFAS 157 on its financial condition and results of operations.

EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" (SFAS 158). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. The Company adopted the recognition and disclosure provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in an increase to accumulated other comprehensive income of $9,872.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN
48). FIN 48 establishes criteria that an individual tax position must be met for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. The Company will adopt the provisions of FIN 48 on March 31, 2007 effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" (SFAS
155), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" (DIG B40). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

The Company will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS 123(R)), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" (SFAS 123). SFAS 123(R) requires recognition, at fair value, of all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, the Company adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. Adopting SFAS 123(R) did not have a material effect on the Company's results of operations.

Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and accordingly, recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 16 for more information regarding stock-based compensation plans.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENTS AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 - "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company's existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on the Company's consolidated financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position
(SOP) 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 addresses the accounting for Deferred Acquisition Costs (DAC) on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company will adopt this new accounting guidance effective January 1, 2007. The adoption of this new guidance impacts the Company's assumptions for lapsation used in the amortization of DAC and Value of Business Acquired
(VOBA). The Company estimates that its adoption will result in an immaterial adjustment to DAC and VOBA balances upon adoption and an immaterial increase to amortization in 2007. The Company's preliminary estimates are based upon its interpretation of SOP 05-1 and the proposed implementation guidance. The Company continues to analyze the impact on DAC and VOBA amortization and is currently evaluating the effect of a Technical Practice Aide (TPA) issued in February 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ significantly from the Company's preliminary estimates as the issuance of new implementation guidance and evolving industry practice may affect its interpretation and implementation.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows:

                                                                          DECEMBER 31, 2006
                                                       ---------------------------------------------------
                                                         COST OR       GROSS         GROSS
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                           COST         GAINS      (LOSSES)       VALUE
                                                       -----------   ----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $    18,351    $     15     $    (30)   $    18,336
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         754,025       5,475         (620)       758,880
Obligations of states and political subdivisions            41,314         478           (7)        41,785
Corporate obligations                                   11,712,212     144,810      (29,434)    11,827,588
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         485,516       8,054         (421)       493,149
Affiliate bonds                                            103,852          --           (2)       103,850
                                                       -----------    --------     --------    -----------
Subtotal, debt securities                               13,115,270     158,832      (30,514)    13,243,588
Equity securities                                              534          16           (1)           549
                                                       -----------    --------     --------    -----------
Securities available-for-sale                          $13,115,804    $158,848     $(30,515)   $13,244,137
                                                       ===========    ========     ========    ===========

                                                                          DECEMBER 31, 2005
                                                       ----------------------------------------------------
                                                         COST OR        GROSS         GROSS
                                                        AMORTIZED     UNREALIZED   UNREALIZED
                                                           COST         GAINS       (LOSSES)     FAIR VALUE
                                                       -----------   -----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $   137,433     $  3,109     $    (187)  $   140,355
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         664,964       17,347        (5,906)      676,405
Obligations of states and political subdivisions            42,232        3,485           (88)       45,629
Corporate obligations                                    9,752,029      280,720      (116,716)    9,916,033
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         474,873        3,068        (6,959)      470,982
Affiliate bonds                                             92,000           --          (982)       91,018
Redeemable preferred stocks                                    101           --            (5)           96
                                                       -----------     --------     ---------   -----------
Subtotal, debt securities                               11,163,632      307,729      (130,843)   11,340,518
Equity securities                                              286          141            --           427
                                                       -----------     --------     ---------   -----------
Securities available-for-sale                          $11,163,918     $307,870     $(130,843)  $11,340,945
                                                       ===========     ========     =========   ===========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions       $     1,001     $     59    $       --   $     1,060
Corporate obligations                                    1,307,910       62,891        (8,949)    1,361,852
Affiliate bonds                                             16,246           98          (540)       15,804
                                                       -----------     --------     ---------   -----------
Debt securities held-to-maturity                       $ 1,325,157     $ 63,048     $  (9,489)  $ 1,378,716
                                                       ===========     ========     =========   ===========

At December 31, 2006, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and Lincoln Financial Media Company. At December 31, 2005, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and affiliate bonds included in securities held-to-maturity consist of securities issued by Lincoln Financial Media Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2006, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities which are based upon estimated maturity dates. Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                AVAILABLE-FOR-SALE
                                            -------------------------
                                             AMORTIZED        FAIR
                                                COST         VALUE
                                            -----------   -----------
Due in one year or less                     $   397,476   $   397,250
Due after one year through five years         2,725,267     2,738,543
Due after five years through ten years        5,626,007     5,674,666
Due after ten years                           3,126,980     3,181,100
Amounts not due at a single maturity date     1,239,540     1,252,029
                                            -----------   -----------
                                            $13,115,270   $13,243,588
                                            ===========   ===========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $159,351 and $166,080 at December 31, 2006, and $152,195 and $156,231 at December 31, 2005.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                        NET UNREALIZED GAINS (LOSSES)
                                                                   ------------------------------------
                                                                      DEBT        EQUITY
                                                                   SECURITIES   SECURITIES      TOTAL
                                                                   ----------   ----------   ----------
Net unrealized gains on securities available-for-sale as of
   December 31, 2003                                                $ 243,204      $ 32       $ 243,236
Change during year ended December 31, 2004:
   Increase in stated amount of securities                             15,663        52          15,715
   Decrease in deferred policy acquisition costs                         (841)       --            (841)
   Increase in deferred income tax liabilities                         (5,188)      (18)         (5,206)
                                                                    ---------      ----       ---------
Increase in net unrealized gains included in other
   comprehensive income                                                 9,634        34           9,668
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2004                                                  252,838        66         252,904
Change during year ended December 31, 2005:
   (Decrease) increase in stated amount of securities                (287,631)       30        (287,601)
   Increase in deferred policy acquisition costs                       58,024        --          58,024
   Decrease (increase) in deferred income tax liabilities              80,362       (10)         80,352
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (149,245)       20        (149,225)
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2005                                                  103,593        86         103,679
Change during period January 1 through April 2, 2006:
   (Decrease) increase in stated amount of securities                (294,722)       19        (294,703)
   Increase in deferred policy acquisition costs and value
      of business acquired                                             40,218        --          40,218
   Decrease (increase) in deferred income tax liabilities              89,076        (7)         89,069
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (165,428)       12        (165,416)
                                                                    ---------      ----       ---------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                           $ (61,835)     $ 98       $ (61,737)
                                                                    =========      ====       =========

                                                                   NET UNREALIZED GAINS (LOSSES)
                                                                ----------------------------------
                                                                   DEBT        EQUITY
                                                                SECURITIES   SECURITIES     TOTAL
                                                                ----------   ----------   --------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                        $(61,835)      $ 98      $(61,737)
Sale of stockholder's equity                                       61,835        (98)       61,737
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   April 3, 2006                                                       --         --            --
Change during period April 3 through December 31, 2006:
   Increase in stated amount of securities                        128,318         15       128,333
   Decrease in deferred policy acquisition costs and value of
      business acquired                                           (32,337)        --       (32,337)
   Increase in deferred income tax liabilities                    (34,469)        (5)      (34,474)
                                                                 --------       ----      --------
Increase in net unrealized gains included in other
   comprehensive income                                            61,512         10        61,522
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   December 31, 2006                                             $ 61,512       $ 10      $ 61,522
                                                                 ========       ====      ========

NET INVESTMENT INCOME

The details of net investment income follow:

                                          PERIOD FROM   PERIOD FROM
                                            APRIL 3      JANUARY 1         YEAR ENDED
                                            THROUGH       THROUGH         DECEMBER 31,
                                         DECEMBER 31,     APRIL 2,    --------------------
                                             2006           2006        2005        2004
                                         ------------   -----------   --------   ---------
Interest on debt securities                $579,054       $185,283    $737,935    $705,123
Investment income on equity securities           25             --          25          19
Interest on mortgage loans                  122,775         41,105     160,567     160,083
Interest on policy loans                     12,723          4,013      16,676      16,437
Other investment income                      79,406         28,570      44,437      45,201
                                           --------       --------    --------    --------
Gross investment income                     793,983        259,971     959,640     926,863
Investment expenses                         (33,725)        (5,451)    (24,340)    (20,113)
                                           --------       --------    --------    --------
Net investment income                      $760,258       $253,520    $935,300    $906,750
                                           ========       ========    ========    ========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH        DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    ------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   -------   --------
Debt securities                                         $ 1,946       $(3,721)    $(9,454)  $(17,182)
Other                                                    (1,633)         (679)      5,275      6,407
Amortization of deferred policy acquisition costs,
   value of business acquired and deferred
   sales inducements                                     (4,759)          354        (350)    (1,443)
                                                        -------       -------     -------   --------
Realized investment losses                              $(4,446)      $(4,046)    $(4,529)  $(12,218)
                                                        =======       =======     =======   ========

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on debt securities, including other-than- temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH          DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   246     $ 13,424   $ 26,997
   Losses                                              (7,652)       (3,967)     (22,878)   (44,179)
                                                      -------       -------     --------   --------
Realized gains (losses) on total debt securities      $ 1,946       $(3,721)    $ (9,454)  $(17,182)
                                                      =======       =======     ========   ========

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH         DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   212     $  9,744   $ 24,211
   Losses                                              (7,652)       (3,933)     (22,623)   (40,712)
                                                      -------       -------     --------   --------
Realized losses on available-for-sale securities      $ 1,946       $(3,721)    $(12,879)  $(16,501)
                                                      =======       =======     ========   ========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 980 issuers. Debt securities include investments in Jefferson-Pilot of $92,000 as of December 31, 2006 and 2005. No other corporate issuer represents more than 1% of investments. Debt securities considered less than investment grade approximated 5% of the total debt securities portfolio as of December 31, 2006 and 2005.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2006 and 2005, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $341,429 and $311,054.

As of December 31, 2006, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by retail (31%), office (26%), industrial (21%), apartment (10%), hotel (11%), and other (1%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 30% of stated mortgage loan balances as of December 31, 2006 are for properties located in South Atlantic states, approximately 24% are for properties located in Pacific states, approximately 10% are for properties located in West South Central states and approximately 12% are for properties located in the Mountain states. No other geographic region represents as much as 10% of December 31, 2006 mortgage loans.

At December 31, 2006 and 2005, the recorded investment in mortgage loans that were considered to be impaired was $597 and $2,313. There was one delinquent loan outstanding as of December 31, 2006 and none outstanding as of December 31, 2005. The related allowance for credit losses on all mortgage loans was $610 and $9,563 at December 31, 2006 and 2005. The average recorded investment in impaired loans was $599 from April 3 through December 31, 2006, $2,282 from January 1 through April 2, 2006, and $4,379 and $31,602 during the years ended December 31, 2005 and 2004, on which interest income of $0 from April 3 through

December 31, 2006, $73 from January 1 through April 2, 2006, and $198 and $223 during the years ended December 31, 2005 and 2004, was recognized.

During 2005 and 2004 the Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized costs of sold securities were $891 and $12,090 for 2005 and 2004. The realized gains on the sales of these securities, some of which were previously impaired, were $0 and $416 for 2005 and 2004.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. The tables below summarize unrealized losses on all securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                       DECEMBER 31, 2006
                                           -----------------------------------------------------------------------
                                             LESS THAN 12 MONTHS     12 MONTHS OR LONGER            TOTAL
                                           -----------------------   -------------------   -----------------------
                                                           GROSS                 GROSS                     GROSS
                                              FAIR      UNREALIZED    FAIR    UNREALIZED                UNREALIZED
                                              VALUE       LOSSES      VALUE      LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government
   agencies                                $   15,666    $    (30)     $--        $--       $   15,666    $    (30)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                      145,044        (620)      --         --          145,044        (620)
Obligations of state and political
   subdivisions                                 4,023          (7)      --         --            4,023          (7)
Corporate obligations                       2,481,092     (29,434)      --         --        2,481,092     (29,434)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)        40,840        (421)      --         --           40,840        (421)
Affiliated bonds                                4,167          (2)      --         --            4,167          (2)
Equity securities                                  83          (1)      --         --               83          (1)
                                           ----------    --------      ---        ---       ----------    --------
Total temporarily impaired securities      $2,690,915    $(30,515)     $--        $--       $2,690,915    $(30,515)
                                           ==========    ========      ===        ===       ==========    ========

                                                                          DECEMBER 31, 2005
                                             ---------------------------------------------------------------------------
                                               LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                             -----------------------   -----------------------   -----------------------
                                                             GROSS                     GROSS                    GROSS
                                                FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                                VALUE       LOSSES       VALUE        LOSSES        VALUE       LOSSES
                                             ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government agencies   $   15,276    $   (187)   $       --    $     --    $   15,276    $    (187)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                         97,310      (1,502)      120,255      (4,404)      217,565       (5,906)
Obligations of state and political
   subdivisions                                   4,964         (60)        1,404         (28)        6,368          (88)
Corporate obligations                         4,716,660     (87,389)      948,837     (38,276)    5,665,497     (125,665)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)         345,748      (6,457)       12,782        (502)      358,530       (6,959)
Redeemable preferred stock                           --          --            96          (5)           96           (5)
Affiliated bonds                                 91,018        (982)       12,595        (540)      103,613       (1,522)
                                             ----------    --------    ----------    --------    ----------    ---------
Total temporarily impaired securities        $5,270,976    $(96,577)   $1,095,969    $(43,755)   $6,366,945    $(140,332)
                                             ==========    ========    ==========    ========    ==========    =========

One statistic to which the Company pays particular attention with respect to debt securities is the fair value to amortized cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuation of assets specifically pledged to support the credit, the overall financial condition of the insurer, past due interest or principal payments, and the Company's intent and ability to hold the security for a sufficient time to allow for recovery in value.

The table below summarizes the securities with unrealized losses in the Company's debt portfolio as of December 31, 2006:

             AMORTIZED                UNREALIZED
               COST      FAIR VALUE     LOSSES     PERCENTAGE
            ----------   ----------   ----------   ----------
90% - 99%   $2,671,563   $2,647,612    $(23,951)        78%
80% - 89%       49,781       43,220      (6,561)        22
Below 80%            2           --          (2)        --
            ----------   ----------    --------        ---
            $2,721,346   $2,690,832    $(30,514)       100%
            ==========   ==========    ========        ===

As of December 31, 2006, the Company had one security that was "potentially distressed."

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $190,140 and $111,550 at December 31, 2006 and 2005 and are included in other investments in the consolidated balance sheets. At December 31, 2006 and 2005, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the periods ended April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006, and for the years ended December 31, 2005 and 2004, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2006 and 2005, the maximum term of interest rate swaps that hedge floating rate investments was 20 years.

The Company also converts its floating rate funding agreements to a fixed rate using interest rate swaps. Concurrent with the issuance of its floating rate funding agreements in June 2005, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $(498) from April 3 through December 31, 2006, $1,116 from January 1 through April 2, 2006, and $(222) and $(1,426) for the years ended December 31, 2005 and 2004. The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during 2007.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. The Company realized investment gains (losses) from these swaps of $386 from April 3 through December 31, 2006, $(198) from January 1 through April 2, 2006, and $(317) and $(382) for the years ended December 31, 2005 and 2004.

The Company recognized gains (losses) of $0 from April 3 through December 31, 2006, $(321) from January 1 through April 2, 2006, and $205 and $362 for the years ended December 31, 2005 and 2004, as a result of the sale of securities purchased through the use of cash flow hedges.

OTHER DERIVATIVES

The Company markets indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, the Company has the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. The Company purchases options that are highly correlated to the portfolio allocation decisions of its policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that the Company calculates fair values of index options they will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options the Company will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are reported in interest credited. Interest credited was decreased by $59,268, $22,700, $17,586 and $20,510 for the periods April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006 and in 2005 and 2004 for the changes in fair value of these liabilities.

In 2006 the Company invested in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133, resulting in realized investment gains of $96. In 2005 and 2004 these derivatives were marked-to-market through realized investment gains, but had an insignificant effect for these years.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward the Company's deferred policy acquisition costs asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                       PERIOD FROM   PERIOD FROM
                                                         APRIL 3      JANUARY 1             YEAR ENDED
                                                         THROUGH       THROUGH             DECEMBER 31,
                                                      DECEMBER 31,     APRIL 2,    ------------------------
                                                          2006           2006          2005         2004
                                                      ------------   -----------   -----------   ----------
Beginning balance                                      $ 1,767,553    $1,671,492    $1,370,443   $1,205,748
Purchase accounting fair value adjustment               (1,767,553)           --            --           --
Cumulative effect of change in accounting principle             --            --            --      (25,296)
Deferral:
   Commissions                                             225,712        69,567       324,639      256,344
   Other                                                    93,733        24,607        81,089       65,770
                                                       -----------    ----------    ----------   ----------
                                                           319,445        94,174       405,728      322,114
Amortization                                                (8,966)      (38,620)     (162,403)    (130,022)
Adjustment related to realized losses (gains)
   on debt securities                                           87           289          (300)      (1,260)
Adjustment related to unrealized losses (gains)
   on securities available-for-sale                         (3,693)       40,218        58,024         (841)
                                                       -----------    ----------    ----------   ----------
Ending balance                                         $   306,873    $1,767,553    $1,671,492   $1,370,443
                                                       ===========    ==========    ==========   ==========

VALUE OF BUSINESS ACQUIRED

The following table rolls forward the Company's value of business acquired asset for the periods April 3 through December 31, 2006, and January 1 through April 2, 2006:

                                                                                   PERIOD FROM   PERIOD FROM
                                                                                     APRIL 3      JANUARY 1
                                                                                     THROUGH       THROUGH
                                                                                  DECEMBER 31,     APRIL 2,
                                                                                      2006           2006
                                                                                  ------------   -----------
Beginning balance                                                                  $       --        $--
Purchase accounting fair value adjustment                                           1,422,208         --
Adjustments:
   Deferral of commissions and accretion of interest                                   76,618
   Amortization                                                                      (101,935)        --
   Adjustment related to realized gains on debt securities                             (4,846)        --
   Adjustment related to unrealized gains on debt securities available-for-sale       (28,644)        --
                                                                                   ----------        ---
Total adjustments                                                                     (58,807)        --
                                                                                   ----------        ---
Ending balance                                                                     $1,363,401        $--
                                                                                   ==========        ===

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

2007   10.4%
2008    8.8%
2009    8.2%
2010    7.5%
2011    7.1%

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET--CONTINUED

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. The following table rolls forward the Company's deferred sales inducement asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and the years ended December 31, 2005 and 2004:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1      YEAR ENDED
                                                            THROUGH       THROUGH       DECEMBER 31,
                                                         DECEMBER 31,     APRIL 2,    -----------------
                                                             2006           2006        2005      2004
                                                         ------------   -----------   -------   -------
Beginning balance                                          $ 51,173       $49,208     $37,729   $    --
Purchase accounting fair value adjustment                   (51,173)           --          --        --
Cumulative impact of adoption, including $25,296
   reclassified from deferred policy acquisition costs           --            --          --    25,296
Additional amounts deferred                                  15,644         3,700      17,683    14,748
Amortization                                                   (668)       (1,800)     (6,154)   (2,132)
Adjustment related to realized losses (gains)
   on debt securities                                            --            65         (50)     (183)
                                                           --------       -------     -------   -------
Ending balance                                             $ 14,976       $51,173     $49,208   $37,729
                                                           ========       =======     =======   =======

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 2.0% to 11.5% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2.0% to 6.0%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 5.75% in 2006, 3.0% to 6.3% in 2005, and 3.0% to 6.5% in 2004. The average credited interest rates for universal life-type products were 4.2%, 4.3% and 4.7% for 2006, 2005, and 2004. For annuity products, credited interest rates generally ranged from 3.0% to 9.4% in 2006, 2.8% to 8.8% in 2005, and 3.0% to 8.0% in 2004. The average credited interest rates for annuity products including the SFAS 133 impact were 3.9%, 4.1% and 4.4% for 2006, 2005, and 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, was as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1           YEAR ENDED
                                                THROUGH       THROUGH           DECEMBER 31,
                                             DECEMBER 31,     APRIL 2,    -----------------------
                                                 2006           2006         2005         2004
                                             ------------   -----------   ----------   ----------
Beginning Balance                             $  111,737     $  113,027   $  118,591   $  123,006
Less reinsurance recoverables                     42,266         42,277       40,771       35,959
                                              ----------     ----------   ----------   ----------
Net balance as of beginning of period             69,471         70,750       77,820       87,047
                                              ----------     ----------   ----------   ----------
Amount incurred:
   Current year                                    6,159          5,216        7,081        7,386
   Prior years                                    (1,712)        (3,122)        (480)      (2,007)
                                              ----------     ----------   ----------   ----------
                                                   4,447          2,094        6,601        5,379
                                              ----------     ----------   ----------   ----------
Less amount paid:
   Current year                                      644            199        1,189          333
   Prior years                                     8,132          3,174       12,482       14,273
                                              ----------     ----------   ----------   ----------
                                                   8,776          3,373       13,671       14,606
                                              ----------     ----------   ----------   ----------
Net balance as of end of period                   65,142         69,471       70,750       77,820
Plus reinsurance recoverables                     43,936         42,266       42,277       40,771
                                              ----------     ----------   ----------   ----------
Balance as of end of period                   $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========
Balance as of end of period included with:
   Total future policy benefits               $1,231,397     $1,255,767   $1,244,257   $1,273,249
   Less: Other future policy benefits          1,123,751      1,145,467    1,132,729    1,156,365
                                              ----------     ----------   ----------   ----------
      A&H future policy benefits                 107,646        110,300      111,528      116,884
                                              ----------     ----------   ----------   ----------
   Total policy and contract claims               41,981         58,442       46,425       37,644
   Less: Other policy and contract claims         40,549         57,005       44,926       35,937
                                              ----------     ----------   ----------   ----------
      A&H policy and contract claims               1,432          1,437        1,499        1,707
                                              ----------     ----------   ----------   ----------
      Total A&H reserves                      $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. Lower than anticipated claims resulted in favorable adjustments to the liabilities in each year. In 2005, claims incurred increased due to a reduction in valuation interest rates and revision of termination factors which offset the normal decline in claims incurred for this closed block of business. In 2006, incurred and paid amounts have declined due to this being a closed block of business.

SOP 03-1 POLICY LIABILITIES

At December 31, 2006 and 2005, the amount of SOP 03-1 policy liabilities included within other policy liabilities on the consolidated balance sheets were $142,476 and $88,587.

FUNDING AGREEMENTS

In June 2005, the Company established a program for an unconsolidated special purpose entity, Jefferson Pilot Life Funding Trust I (the Trust), to sell medium-term notes through investment banks to commercial investors. The notes are backed by funding agreements issued by the Company. The funding agreements are investment contracts that do not subject the Company to mortality or morbidity risk. The medium-term notes issued by the Trust are exposed to all the risks and rewards of owning the funding agreements that collateralize them. The funding agreements issued to the Trust are classified as a component of policy liabilities within the consolidated balance sheets. As spread products, funding agreements generate profit to the extent that the rate of return on the investments earned exceeds the interest credited and other expenses.

The Company issued $300,000 of funding agreements in June 2005. The initial funding agreements were issued at a variable rate and provide for quarterly interest payments, indexed to the 3-month LIBOR plus 7 basis points, with principal due at maturity on June 2, 2008. Concurrent with this issuance, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of its statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $772,868 and $867,421. Reported statutory net income (loss) for the years ended December 31, 2006, 2005, and 2004 was $(109,001), $89,986 and $93,599.

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2006, the Company and its subsidiary's adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $6,773 and $6,924 on deposit with various states in 2006 and 2005.

The General Statues of North Carolina require the Company to maintain capital of $1,200 and minimum unassigned surplus of $300. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of payments, the Company could pay approximately $76,787 in dividends to the Parent in 2007 without approval by North Carolina.

8. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                            PERIOD FROM   PERIOD FROM
                              APRIL 3      JANUARY 1
                              THROUGH       THROUGH     YEAR ENDED DECEMBER 31,
                           DECEMBER 31,     APRIL 2,    -----------------------
                               2006           2006           2005     2004
                           ------------   -----------     --------   --------
Current                       $ 8,572       $12,939       $ 63,307   $116,239
Deferred                       85,645         1,833         48,565    (14,370)
                              -------       -------       --------   --------
Total tax expense             $94,217       $14,772       $111,872   $101,869
                              =======       =======       ========   ========

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                        PERIOD FROM   PERIOD FROM
                                          APRIL 3      JANUARY 1
                                          THROUGH       THROUGH         DECEMBER 31,
                                       DECEMBER 31,     APRIL 2,    -------------------
                                           2006           2006        2005       2004
                                       ------------   -----------   --------   --------
Tax rate of 35% times pre-tax income     $102,320       $25,919     $122,044   $111,243
Effect of:
   Tax-preferred investment income         (4,995)       (2,878)      (5,363)    (6,289)
   Release of prior year overaccrual           --        (6,546)          --         --
   Tax credits                             (5,025)       (1,642)      (5,375)    (3,055)
   Other items                              1,917           (81)         566        (30)
                                         --------       -------     --------   --------
      Provision for income taxes         $ 94,217       $14,772     $111,872   $101,869
                                         ========       =======     ========   ========
      Effective tax rate                     32.2%         19.9%        32.1%      32.1%
                                         ========       =======     ========   ========

The Federal income tax asset (liability) is as follows:

                                     YEAR ENDED DECEMBER 31,
                                     -----------------------
                                        2006         2005
                                     ---------     ---------
Current                              $    (193)    $   2,786
Deferred                              (302,722)     (183,773)
                                     ---------     ---------
Total federal income tax liability   $(302,915)    $(180,987)
                                     =========     =========

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                               DECEMBER 31,
                                                          ---------------------
                                                             2006        2005
                                                          ---------   ---------
Deferred income tax assets:
   Differences in policy liabilities                      $ 229,410   $ 377,924
   Deferred compensation                                     21,811      17,438
   Net operating loss carryforward                           21,220          --
   Affordable housing tax credit carryforward                17,730          --
   Other deferred tax assets                                 12,086       7,350
                                                          ---------   ---------
Total deferred tax assets                                   302,257     402,712
Deferred income tax liabilities:
   Deferral of policy acquisition costs                    (447,770)   (467,086)
   Present value in force                                   (21,128)         --
   Net unrealized gains on securities                       (44,645)    (55,320)
   Deferred gain recognition for income tax purposes        (14,262)    (32,268)
   Differences in investment basis                             (639)     (1,110)
   Depreciation differences                                 (59,367)    (19,164)
   Pension costs                                             (7,862)     (9,029)
   Other deferred tax liabilities                            (9,306)     (2,508)
                                                          ---------   ---------
Total deferred tax liabilities                             (604,979)   (586,485)
                                                          ---------   ---------
Net deferred income tax liabilities                       $(302,722)  $(183,773)
                                                          =========   =========

Prior to April 3, 2006, the Company and its affiliates were part of a consolidated Federal income tax filing with Jefferson-Pilot. Effective April 3, 2006, as a result of the merger with LNC, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead, the Company will file a separate federal income tax return. Cash paid (received) for income taxes in 2006, 2005, and 2004 was ($14.7) million, $72.7 million, and $35.8 million, respectively.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 or 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. The 2005 and 2006 dividend activity of the Company eliminated the account balance during the suspension period.

The Jefferson-Pilot consolidated return group is subject to annual examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 2000-2003, with assessments resulting in refunds that are not material to the consolidated results of operations. Jefferson-Pilot and its affiliates are currently under examination by the IRS for years 2004 and 2005. The Company does not anticipate that any adjustments which might result from such audits would be material to its consolidated results of operations or financial condition.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in the Parent's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts issued by the Company. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of the Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent. Pension expense for all years presented was not significant.

Additionally the Company sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit.

DEFINED BENEFIT PLAN

Information regarding the Company's pension plans covering full-time agents is as follows:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1
                                                            THROUGH       THROUGH      YEAR ENDED
                                                         DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                             2006           2006          2005
                                                         ------------   -----------   ------------
Change in projected benefit obligation:
   Projected benefit obligation at beginning of period      $28,445       $28,067        $27,202
   Interest cost                                              1,151           383          1,572
   Actuarial loss                                                92         1,068          2,523
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Projected benefit obligation at end of period                27,544        28,445         28,067
                                                            =======       =======        =======
Change in plan assets:
   Fair value of assets at beginning of period               39,570        39,485         40,630
   Actual return on plan assets                               3,763         1,418          1,871
   Transfer in (out) and (expenses)                             122          (260)           214
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Fair value of assets at end of period                        41,311        39,570         39,485
                                                            =======       =======        =======
Funded status of the plan                                    13,767        11,125         11,418
Unamortized prior service cost                                   --            15             16
Unrecognized net (gain) loss                                 (1,786)        2,733          2,150
                                                            -------       -------        -------
Net amount recognized                                       $11,981       $13,873        $13,584
                                                            =======       =======        =======
Amounts recognized consist of:
Prepaid benefit cost                                        $11,981       $13,873        $13,584
                                                            =======       =======        =======

The accumulated benefit obligation for the Company's defined benefit pension plan was $27,544 and $28,067 at December 31, 2006 and 2005.

The Company uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on the Company's Consolidated Balance Sheet at December 31, 2006 is as follows:

                                                      BEFORE                      AFTER
                                                   APPLICATION     SFAS 158    APPLICATION
                                                   OF SFAS 158   ADJUSTMENTS   OF SFAS 158
                                                   -----------   -----------   -----------
Other assets                                       $   278,531     $27,221     $   305,752
Total assets                                        21,222,139      27,221      21,249,360
Accounts payable, accruals and other liabilities       897,869      17,349         915,218
Total liabilities                                   17,531,433      17,349      17,548,782
Accumulated other comprehensive income                  61,024       9,872          70,896
Total stockholder's equity                           3,690,706       9,872       3,700,578

COMPONENTS OF NET PERIODIC BENEFIT COST

                                       PERIOD FROM   PERIOD FROM
                                         APRIL 3      JANUARY 1        YEAR ENDED
                                         THROUGH       THROUGH        DECEMBER 31,
                                      DECEMBER 31,     APRIL 2,    -----------------
                                          2006           2006        2005      2004
                                      ------------   -----------   -------   -------
Interest cost                            $ 1,151        $ 383      $ 1,572   $ 1,661
Expected return on plan assets            (2,260)        (757)      (3,180)   (3,331)
Amortization of prior service cost            --           --            2        86
                                         -------        -----      -------   -------
Net periodic benefit cost (benefit)      $(1,109)       $(374)     $(1,606)  $(1,584)
                                         =======        =====      =======   =======

ASSUMPTIONS

                                                              2006   2005   2004
                                                              ----   ----   ----
Weighted-average assumptions used to determine benefit
   obligations at December 31:
   Discount rate                                              5.75%  5.50%  6.00%
Weighted-average assumptions used to determine net cost for
   years ended December 31:
   Discount rate, January 1 through April 2                   5.50%   N/A    N/A
   Discount rate                                              5.69%  6.00%  6.25%
   Expected return on plan assets                             8.00%  8.00%  8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate the Company subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year ends 2005 and 2006. Upon acquisition of the Company in April 2006, the discount rate assumption increased due to the secular increase in interest rates from year end 2005 through the date of acquisition.

PLAN ASSETS

The Company's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                                             DECEMBER 31,
                                             ------------
                                             2006    2005
                                             ----    ----
                      Asset category
                         Equity securities     75%     72%
                         Debt securities       25      27
                         Other                 --       1
                                              ---     ---
                         Total                100%    100%
                                              ===     ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

CONTRIBUTIONS

The Company is not expected to make a contribution to the pension plan during 2007.

BENEFIT PAYMENTS

The expected benefit payments from the Company's pension plan for the years indicated are as follows:

                            2007                $ 3,136
                            2008                  2,997
                            2009                  2,880
                            2010                  2,763
                            2011                  2,635
                            2012 through 2016    11,040

OTHER POSTRETIREMENT BENEFITS

The Parent sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003," the Company re-measured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

Through May 31, 2006, the Company participated in Jefferson-Pilot's defined contribution retirement plan covering most employees and fulltime agents. The Company matched a portion of participant contributions and made profit sharing contributions to a fund that acquired and held Jefferson-Pilot shares through April 2, 2006 and as of April 3, 2006 those shares were converted to shares of the Parent's common stock and going forward shares of the Parent were acquired and held. Plan assets are invested in a trust and under a group variable annuity contract issued by the Company. Plan expense for all years presented was not significant.

Effective June 1, 2006, the Jefferson-Pilot defined contribution retirement plan was merged into the LNC defined contribution retirement plan. The Company matches a portion of participant contributions. Plan assets are invested in a trust.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                            PERIOD FROM   PERIOD FROM
                                              APRIL 3      JANUARY 1         YEAR ENDED
                                              THROUGH       THROUGH         DECEMBER 31,
                                           DECEMBER 31,     APRIL 2,    -------------------
                                               2006           2006        2005       2004
                                           ------------   -----------   --------   --------
Premiums and other considerations direct     $ 84,920       $ 26,197    $118,353   $121,194
Premiums and other considerations
   assumed                                         27              7          (8)        (8)
Less premiums and other considerations
   ceded                                        5,668            778      15,419     16,102
                                             --------       --------    --------   --------
Net premiums and other considerations        $ 79,279       $ 25,426    $102,926   $105,084
                                             ========       ========    ========   ========
Universal life and investment product
   charges, direct and assumed               $393,232       $118,297    $441,894   $377,000
Less universal life and investment
   product charges ceded                       94,341         23,704      78,655     72,330
                                             --------       --------    --------   --------
Net universal life and investment
   product charges                           $298,891       $ 94,593    $363,239   $304,670
                                             ========       ========    ========   ========
Benefits direct                              $752,376       $265,136    $908,226   $872,540
Benefits assumed                                  192            210         952        350
Less reinsurance recoveries                    80,863         36,691      82,948     90,545
                                             --------       --------    --------   --------
Net benefits                                 $671,705       $228,655    $826,230   $782,345
                                             ========       ========    ========   ========

11. OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, along with related tax effects, were as follows:

                                                  UNREALIZED
                                                   GAINS ON      DERIVATIVE      ADJUSTMENT
                                                  AVAILABLE-     FINANCIAL      TO INITIALLY
                                                   FOR-SALE     INSTRUMENTS        APPLY
                                                  SECURITIES   GAINS/(LOSSES)     SFAS 158       TOTAL
                                                  ----------   --------------   ------------   ---------
BALANCE AT JANUARY 1, 2004                         $ 243,236       $   707         $   --      $ 243,943
Unrealized holding losses arising during
   period, net of $568 tax benefit                    (1,058)           --             --         (1,058)
Change in fair value of derivatives, net of
   $768 tax benefit                                       --        (1,426)            --         (1,426)
Less: reclassification adjustment
   Losses realized in net income, net of $5,775
      tax benefit                                    (10,726)           --             --        (10,726)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2004                         252,904          (719)            --        252,185
Unrealized holding losses arising during
   period, net of $84,860 tax benefit               (157,596)           --             --       (157,596)
Change in fair value of derivatives, net of
   $120 tax benefit                                       --          (222)            --           (222)
Less: reclassification adjustment
   Losses realized in net income, net of $4,508
      tax benefit                                     (8,371)           --             --         (8,371)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2005                         103,679          (941)            --        102,738
Unrealized holding losses arising during
   period, net of $90,373 tax benefit               (167,835)           --             --       (167,835)
Change in fair value of derivatives, net of
   $600 tax benefit                                       --         1,116             --          1,116
Less: reclassification adjustment
   Losses realized in net income, net of $1,302
      tax benefit                                     (2,419)           --             --         (2,419)
                                                   ---------       -------         ------      ---------
Balance at April 2, 2006                             (61,737)          175             --        (61,562)
Acquisition by Lincoln National Corporation:
Purchase accounting elimination of AOCI               61,737          (175)            --         61,562
                                                   ---------       -------         ------      ---------
Balance at April 3, 2006                                  --            --             --             --
Unrealized holding gains arising during
   period, net of $33,808 tax benefit                 62,787            --             --         62,787
Change in fair value of derivatives, net of
   $273 tax benefit                                       --          (498)            --           (498)
Less: Adjustment to initially apply SFAS 158              --            --          9,872          9,872
Gains realized in net income, net of
   $681 tax                                            1,265            --             --          1,265
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2006                       $  61,522       $  (498)        $9,872      $  70,896
                                                   =========       =======         ======      =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199,010, $235,596 and $202,368 in 2006, 2005 and 2004, for general management and investment services provided by the Company, of which $45,885 and $24,911 remained receivable as of December 31, 2006 and 2005, related to these agreements. The Company also made various disbursements to its affiliates, of which $8,068 and $6,292 remained payable as of December 31, 2006 and 2005. These balances are included in other assets on the consolidated balance sheets.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                                                  2006      2005
                                                                                -------   -------
Lincoln Financial Media Company (affiliate) Senior Promissory Notes due 2005
   through 2013, interest ranging from 4.2% to 7.7%                             $11,852   $16,246
Lincoln National Corporation (Parent) Senior Notes Series due 2008 interest
   4.6%                                                                          92,000    92,000

The Company recognized interest income totaling $3,667 from April 3 through December 31, 2006, $1,317 from January 1 through April 2, 2006, and $5,117 and $5,601 for the years ended December 31, 2005 and 2004, related to the preceding assets.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expense of $11 from April 3 through December 31, 2006, $3 from January 1 through April 2, 2006, and $20 and $30 for the years ended December 31, 2005 and 2004, related to this agreement.

During 1999, the Company paid an affiliate, Jefferson Pilot Financial Life Insurance Company (JPFIC) $100,000 in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006 and 2005, the cash surrender value of this policy totaled approximately $147,884 and $140,730.

The Company paid dividends to the Parent of $2,200 from April 3 through December 31, 2006, $0 from January 1 through April 2, 2006, and $89,000 and $10,000 for the years ended December 31, 2005 and 2004.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 were as follows:

                                                                 2006                        2005
                                                      -------------------------   -------------------------
                                                        CARRYING        FAIR        CARRYING        FAIR
                                                          VALUE        VALUE          VALUE        VALUE
                                                      -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale                    $13,243,588   $13,243,588   $11,340,518   $11,340,518
Debt securities held-to-maturity                               --            --     1,325,157     1,378,716
Equity securities available-for-sale                          549           549           427           427
Mortgage loans on real estate                           2,376,014     2,421,664     2,417,618     2,553,161
Policy loans                                              279,686       305,635       258,362       289,140
Derivative financial instruments                          190,594       190,594       111,550       111,550
FINANCIAL LIABILITIES
Annuity contract liabilities in  accumulation phase     6,935,423     6,149,237     7,001,788     6,295,549
Funding agreements                                        301,405       301,405       301,157       301,157
Securities sold under repurchase agreements                    --            --       300,835       300,835

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the funding agreements approximates the carrying value since interest is based on a variable rate. The above carrying and fair value amounts at December 31, 2006 include $1,405 in accrued interest.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $203,570 as of December 31, 2006.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

15. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets and report results through four business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection, formerly referred to as Benefit Partners. Through its Retirement Products segment, Employer Markets provides employer-sponsored corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans. Most of the Company's group contracts are sold to employers with fewer than 500 employees. The Company also has "Other Operations", which includes the financial data for operations that are not directly related to the business segments, unallocated items (such as corporate investment income on assets not allocated to its business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Segment operating revenue and income (loss) from operations are internal measures used by the Company's management and Board of Directors to evaluate and assess the results of its segments. Operating revenue is GAAP revenue excluding realized gains and losses on investments. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses. The Company's management and Board of Directors believe that operating revenue and income
(loss) from operations explain the results of its ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current businesses because net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

Operating revenue and income (loss) from operations do not replace revenues and net income as the GAAP measure of the Company' consolidated results of operations.

The following tables show financial data by segment:

                                           PERIOD FROM   PERIOD FROM
                                            APRIL 3       JANUARY 1          YEAR ENDED
                                            THROUGH        THROUGH          DECEMBER 31,
                                          DECEMBER 31,     APRIL 2,    -----------------------
                                              2006           2006         2005         2004
                                          ------------   -----------   ----------   ----------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities                 $  384,340      $134,073    $  453,326   $  440,099
      Life Insurance                          624,443       197,345       767,528      691,642
                                           ----------      --------    ----------   ----------
         Individual Markets Total           1,008,783       331,418     1,220,854    1,131,741
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      77,804        25,935       103,581      106,806
      Group Protection                          8,089         3,069         9,919       11,774
                                           ----------      --------    ----------   ----------
         Employer Markets Total                85,893        29,004       113,500      118,580
                                           ----------      --------    ----------   ----------
Other Operations                               43,752        13,117        67,111       66,183
Net realized gain (loss) on investments        (4,446)       (4,046)       (4,529)     (12,218)
                                           ----------      --------    ----------   ----------
   Total                                   $1,133,982      $369,493    $1,396,936   $1,304,286
                                           ==========      ========    ==========   ==========
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Individual Annuities                 $   45,787      $ 16,640    $   56,758   $   53,464
      Life Insurance                          122,583        32,792       136,346      124,656
                                           ----------      --------    ----------   ----------
         Individual Markets Total             168,370        49,432       193,104      178,120
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      12,549         3,675        12,090       11,256
      Group Protection                          3,241         1,322         2,995        5,143
                                           ----------      --------    ----------   ----------
         Employer Markets Total                15,790         4,997        15,085       16,399
                                           ----------      --------    ----------   ----------
Other Operations                               16,857         7,481        31,579       29,389
Cumulative effect of change                        --            --            --       (9,356)
Net realized gain (loss) on investments        (2,890)       (2,630)       (2,944)      (7,942)
                                           ----------      --------    ----------   ----------
NET INCOME                                 $  198,127      $ 59,280    $  236,824   $  206,610
                                           ==========      ========    ==========   ==========

                                     DECEMBER 31,
                             -------------------------
                                2006          2005
                             -----------   -----------
ASSETS:
   Individual Markets:
      Individual Annuities   $ 8,612,968   $ 8,068,493
      Life Insurance           9,146,659     9,126,790
   Employer Markets:
      Retirement Products      1,683,445     1,660,498
      Group Protection           134,449       150,219
   Other Operations            1,671,839      (328,703)
                             -----------   -----------
      Total                  $21,249,360   $18,677,297
                             ===========   ===========

16. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123(R) under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total stock-based compensation expense allocated to the Company for the period April 3 through December 31, 2006 was $4,418 related to the various LNC stock incentive plans. Total stock-based compensation expense allocated to the Company for the period January 1 through April 2, 2006 was $6,312. The compensation cost is included in the general and administrative expenses, net of deferrals, line item on the Company's consolidated statements of income.

Excluding the option grants made in February 2006, outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an expense of $3,401 on April 2, 2006.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS

                                                                DECEMBER 31,   DECEMBER 31,
                                                                    2006           2005
                                                                ------------   ------------
                                                                        (IN MILLIONS)
                                                                ---------------------------
ASSETS
Investments:
   Securities available-for sale, at fair value:
      Fixed Maturity (cost: 2006 -- $45,559, 2005 -- $31,267)   $ 46,331       $ 32,245
      Equity (cost: 2006 -- $193, 2005 -- $95)                       205            101
   Trading Securities                                              2,820          2,985
   Mortgage loans on real estate                                   6,024          3,662
   Real Estate                                                       341            182
   Policy loans                                                    2,209          1,858
   Derivative investments                                            240             41
   Other investments                                                 808            423
                                                                --------       --------
         Total Investments                                        58,978         41,497
Cash and invested cash                                             1,676          1,962
Deferred acquisition costs and value of business acquired          6,618          4,418
Premiums and fees receivable                                         282            285
Accrued investment income                                            707            500
Amounts recoverable from reinsurers                                6,970          6,955
Goodwill                                                           2,331            919
Other assets                                                       1,688          1,091
Assets held in separate accounts                                  69,634         56,427
                                                                --------       --------
         Total Assets                                           $148,884       $114,054
                                                                ========       ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
   Insurance policy and claim reserves                          $ 11,786       $ 10,384
   Investment contractholder and policyholder funds               50,402         35,273
                                                                --------       --------
         Total Insurance and Investment Contract Liabilities      62,188         45,657
Short-term debt                                                       21             34
Long-term debt and senior notes                                    1,390          1,250
Reinsurance related derivative liability                             218            278
Funds withheld reinsurance liabilities                             1,816          1,711
Deferred gain on indemnity reinsurance                               759            835
Other liabilities                                                  3,312          2,536
Liabilities related to separate accounts                          69,634         56,427
                                                                --------       --------
         Total Liabilities                                       139,338        108,728
                                                                --------       --------
Commitments and Contingencies (See Note 9)
SHAREHOLDER'S EQUITY
Common stock                                                       3,691             25
Retained earnings                                                  5,480          4,848
Accumulated other comprehensive income:
   Net unrealized gain on securities available-for-sale              380            452
   Net unrealized gain on derivative instruments                      (9)             7
   Minimum pension liability adjustment                               --             (6)
                                                                --------       --------
      Net other comprehensive income adjustments, net of tax         371            453
      Adjustment to initially apply SFAS 158                           4             --
                                                                --------       --------
         Total accumulated other comprehensive income                375            453
                                                                --------       --------
         Total Shareholder's Equity                                9,546          5,326
                                                                --------       --------
         Total Liabilities and Shareholder's Equity             $148,884       $114,054
                                                                ========       ========

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME

                                                                         2006     2005     2004
                                                                        ------   ------   ------
                                                                               (IN MILLIONS)
                                                                        ------------------------
REVENUE:
Insurance premiums                                                      $  151   $   67   $  158
Insurance fees                                                           2,157    1,575    1,405
Net investment income                                                    3,411    2,592    2,593
Realized (loss) on investments                                              (2)     (16)     (45)
Amortization of deferred gain on indemnity insurance                        76       77       87
Other revenue and fees                                                     259      316      275
                                                                        ------   ------   ------
   Total Revenue                                                         6,052    4,611    4,473
                                                                        ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                                                 2,899    2,122    2,143
Underwriting, acquisition, insurance and other expenses                  1,766    1,544    1,475
Interest and debt expense                                                   80       78       79
                                                                        ------   ------   ------
   Total Benefits and Expenses                                           4,745    3,744    3,697
                                                                        ------   ------   ------
Income before Federal income taxes and cumulative effect of
   accounting changes                                                    1,307      867      776
Federal income taxes                                                       350      223      193
                                                                        ------   ------   ------
Income before cumulative effect of accounting changes                      957      644      583
Cumulative effect of accounting changes (net of Federal income taxes)       --       --      (26)
                                                                        ------   ------   ------
   Net Income                                                           $  957   $  644   $  557
                                                                        ======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                            2006     2005     2004
                                                                           ------   ------   ------
                                                                                 (IN MILLIONS)
                                                                           ------------------------
COMMON STOCK:
Balance at beginning of year                                               $   25   $   25   $   25
Merger: Jefferson-Pilot Life and Jefferson-Pilot LifeAmerica                3,666       --       --
                                                                           ------   ------   ------
   Balance at the end of year                                               3,691       25       25
                                                                           ------   ------   ------
RETAINED EARNINGS:
Balance at the beginning of the year                                        4,848    4,385    3,856
Comprehensive income                                                          875      315      566
Less other comprehensive income (loss) (net of federal income tax):
   Net unrealized gain (loss) on securities available-for-sale, net of
      reclassification adjustment                                             (72)    (329)      23
   Net unrealized gain (loss) on derivative instruments                       (16)      (7)     (10)
   Minimum pension liability adjustment                                         6        7       (4)
                                                                           ------   ------   ------
Net income                                                                    957      644      557
Additional investment by Lincoln National Corporation/Stock Compensation       27       19      122
Dividends declared                                                           (352)    (200)    (150)
                                                                           ------   ------   ------
      Balance at the end of year                                            5,480    4,848    4,385
                                                                           ------   ------   ------
NET UNREALIZED GAIN ON SECURITIES AVAILABLE-FOR-SALE:
Balance at the beginning of the year                                          452      781      758
Change during the year                                                        (72)    (329)      23
                                                                           ------   ------   ------
      Balance at the end of year                                              380      452      781
                                                                           ------   ------   ------
NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS:
Balance at the beginning of the year                                            7       14       24
Change during the year                                                        (16)      (7)     (10)
                                                                           ------   ------   ------
      Balance at the end of year                                               (9)       7       14
                                                                           ------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at the beginning of the year                                           (6)     (13)      (9)
Change during the year                                                          6        7       (4)
                                                                           ------   ------   ------
      Balance at the end of year                                               --       (6)     (13)
                                                                           ------   ------   ------
ADJUSTMENT FOR ADOPTION OF SFAS 158                                             4       --       --
                                                                           ------   ------   ------
Total Shareholder's Equity                                                 $9,546   $5,326   $5,192
                                                                           ======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                          2006      2005      2004
                                                                        -------   -------   -------
                                                                               (IN MILLIONS)
                                                                        ---------------------------
OPERATING ACTIVITIES
Net income                                                              $   957   $   644   $   557
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs and value of business acquired               (701)     (430)     (350)
   Premiums and fees receivable                                              15        54       112
   Accrued investment income                                                 14        (4)       (5)
   Policy liabilities and accruals                                          114    (1,082)   (1,347)
   Net trading securities, purchases, sales and maturities                  165       (72)      (99)
   Cumulative effect of accounting change                                    --        --        39
   Contractholder funds                                                     796     1,893     1,536
   Amounts recoverable from reinsurers                                      153       101       375
   Federal income taxes                                                     160       144       121
   Stock-based compensation expense                                           4        18        19
   Depreciation                                                              52        64        48
   Realized loss on investments and derivative instruments                    5        16        59
   Gain on sale of subsidiaries/business                                     (4)       --       (14)
   Amortization of deferred gain                                            (76)      (77)      (87)
   Other                                                                   (168)     (607)     (275)
                                                                        -------   -------   -------
      Net adjustments                                                       529        18       132
                                                                        -------   -------   -------
      Net cash provided by operating activities                           1,486       662       689
                                                                        -------   -------   -------
INVESTING ACTIVITIES
Securities available-for-sale:
   Purchases                                                             (8,567)   (5,725)   (9,001)
   Sales                                                                  5,094     3,767     4,740
   Maturities                                                             2,822     2,392     2,468
Purchase of other investments                                              (656)   (1,008)   (1,938)
Sale or maturity of other investments                                       442     1,151     2,187
Proceeds from disposition of business                                        --        --        10
Cash acquired from merger of Jefferson-Pilot Life Insurance Company
   and Jefferson-Pilot LifeAmerica Insurance Company                         14        --        --
Other                                                                       (23)        9       146
                                                                        -------   -------   -------
      Net cash provided by (used in) investing activities                  (874)      586    (1,388)
                                                                        -------   -------   -------
FINANCING ACTIVITIES
Issuance of long-term debt                                                  140        --        47
Payment of long-term debt                                                    --       (47)       --
Net decrease in short-term debt                                             (13)        2       (10)
Universal life and investment contract deposits                           6,998     4,783     4,928
Universal life and investment contract withdrawals                       (6,004)   (3,755)   (3,353)
Investment contract transfers                                            (1,821)   (1,483)   (1,336)
Increase in collateral on loaned securities                                  --        45       181
Increase in funds withheld liability                                        105       131        87
Net proceeds from securities sold under repurchase agreements                49        --        --
Capital contribution from shareholder                                        --        --       100
Dividends paid to shareholders                                             (352)     (200)     (150)
                                                                        -------   -------   -------
      Net cash provided by (used in) financing activities                  (898)     (524)      494
                                                                        -------   -------   -------
      Net increase (decrease) in cash and invested cash                    (286)      724      (205)
                                                                        -------   -------   -------
Cash and invested cash at beginning of year                               1,962     1,238     1,443
                                                                        -------   -------   -------
      Cash and invested cash at end of year                             $ 1,676   $ 1,962   $ 1,238
                                                                        =======   =======   =======

See accompanying notes to the Supplemental Consolidated Financial Statements.

NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

The accompanying Supplemental Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries (LNL or The Company which may be referred to as we or us). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively throughout business segments. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 11). These Supplemental Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP").

On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Jefferson Pilot Life Insurance Company and Jefferson-Pilot LifeAmerica Insurance Company, both affiliates, into the Company with the Company being the survivor and the Parent Company, respectively. The effective date of these transactions is expected to be April 2, 2007. These financial statements are prepared as if on April 3, 2006, the Company completed the merger with Jefferson-Pilot Life Insurance Company ("JPL") and Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), and has included the results of operations and financial condition of JPL and JPLA in our Supplemental Consolidated Financial Statements beginning on April 3, 2006. The Supplemental Consolidated Financial Statements for the years ended December 31, 2005 and 2004 exclude the results of operations and financial condition of JPL and JPLA. The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 9. Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

BUSINESS COMBINATIONS.

On April 3, 2006, LNC completed its merger with Jefferson-Pilot ("JP") by acquiring 100% of the outstanding shares of JP in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141) and JPL and JPLA became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JPL and JPLA were "pushed down" to the Company's financial statements in accordance with push down accounting rules. We are in the process of finalizing our internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of net assets assumed in the merger was $3.7 billion. Goodwill of $1.4 resulted from the excess of purchase price over the fair value of the net assets assumed. The parent paid a premium over the fair value of JP Life's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with adjustments that were made to the Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY     FAIR VALUE
                                                     FAIR VALUE   ADJUSTMENTS(1)
                                                    -----------   --------------
                                                           (IN MILLIONS)
                                                    ----------------------------
Investments                                           $ 17,035        $   204
Due from reinsurers                                        169             --
Deferred policy acquisition costs                           --         (1,827)
Value of business acquired                               1,487          1,476
Goodwill                                                 1,412          1,392
Other assets                                               763             72
Assets held in separate accounts                           522             --
Policy liabilities                                     (16,475)           311
Income tax liabilities                                    (164)           (70)
Accounts payable, accruals and  other liabilities         (565)           (42)
Liabilities related to separate  accounts                 (522)            --
                                                      --------        -------
   Total net assets acquired                          $  3,662        $ 1,516
                                                      ========        =======

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                                                    PRELIMINARY
                                                                     FAIR VALUE
                                                                   -------------
                                                                   (IN MILLIONS)
                                                                   -------------
Individual Markets:
Life Insurance                                                         $  840
Annuities                                                                 572
                                                                       ------
   Total Goodwill                                                      $1,412
                                                                       ======

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, insurance and investment contract liabilities, deferred front end loads, pension plans and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities.

See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain (loss) on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Supplemental Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with the Lincoln Smart SecuritySM Advantage guaranteed minimum withdrawal benefits ("GMWB") feature and our i4LIFE(R) Advantage guaranteed income benefits ("GIB") feature that is available in our variable annuity products. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at fair value, with changes in fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, policyholder behavior and equity, interest rate, and volatility market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Value of business acquired ("VOBA") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., unit-linked products and variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effects of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI".) DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Supplemental Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Supplemental Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Supplemental Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

REINSURANCE.

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of DSI and sales force intangibles, as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements. Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets -- Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Supplemental Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS.

We periodically review the carrying value of long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals. Investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Supplemental Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and
3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1.4% of the face amount of insurance in-force, and dividend expenses were $81 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 34% of permanent life insurance in-force at December 31, 2006 and approximately 77% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES.

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Supplemental Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS.

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES.

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

MINORITY INTEREST.

An unconsolidated affiliate of the Company, Jefferson-Pilot Financial Insurance Company ("JPFIC"), owns a minority interest in Lincoln Life New York. JPFIC, which is an entity under common control of LNC, will be merged into the Company on July 1, 2007, in a non-cash transaction. Accordingly, the minority interest has not been reported within the Supplemental Consolidated Financial Statements.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES.

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK BASED COMPENSATION.

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase in shareholder's equity. For additional information on stock based incentive compensation see Note 8.

INCOME TAXES.

We and our eligible subsidiaries, excluding JPL and JPL, have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

JPL files a separate Federal income tax return. JPLA is part of a consolidated Federal income tax filing with Jefferson Pilot Financial Insurance Company.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments," references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit pension and other postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a increase to accumulated other comprehensive income of $4 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our Supplemental Consolidated Financial Statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We will adopt this new accounting guidance effective January 1, 2007, primarily impacting our Individual Markets Annuities business. The adoption of this new guidance will impact our assumptions for lapsation used in the amortization of DAC and VOBA on certain blocks of our business. Our adoption will result in a reduction to our DAC and VOBA balances between $20 million to $50 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             COST OR       GROSS       GROSS
                                            AMORTIZED   UNREALIZED   UNREALIZED
                                               COST        GAINS      (LOSSES)    FAIR VALUE
                                            ---------   ----------   ----------   ----------
                                                               (IN MILLIONS)
                                            ------------------------------------------------
2006:
AVAILABLE-FOR-SALE
   Corporate bonds                           $37,143      $  960        $(268)      $37,835
   U.S. government bonds                         168           7           --           175
   Foreign government bonds                      689          58           (2)          745
   Asset and mortgage-backed securities        7,310          76          (68)        7,318
   State and municipal bonds                     160           2           (2)          160
   Redeemable preferred stocks                    89           9           --            98
                                             -------      ------        -----       -------
      Total fixed maturities                  45,559       1,112         (340)       46,331
Equity securities                                193          14           (2)          205
                                             -------      ------        -----       -------
      Total securities available-for-sale    $45,752      $1,126        $(342)      $46,536
                                             =======      ======        =====       =======
2005:
AVAILABLE-FOR-SALE
   Corporate bonds                           $24,190      $1,106        $(241)      $25,055
   U.S. government bonds                         143          12           --           155
   Foreign government bonds                      839          62           (3)          898
   Asset and mortgage-backed securities        5,884          85          (60)        5,909
   State and municipal bonds                     123           4           (1)          126
   Redeemable preferred stocks                    88          14           --           102
                                             -------      ------        -----       -------
      Total fixed maturities                  31,267       1,283         (305)       32,245
Equity securities                                 95           6           --           101
                                             -------      ------        -----       -------
      Total securities available-for-sale    $31,362      $1,289        $(305)      $32,346
                                             =======      ======        =====       =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
                                                                (IN MILLIONS)
                                                             -------------------
Due in one year or less                                       $ 1,510    $ 1,513
Due after one year through five  years                          9,874     10,044
Due after five years through ten  years                        14,485     14,628
Due after ten years                                            12,380     12,828
                                                              -------    -------
Subtotal                                                       38,249     39,013
Asset and mortgage-backed  securities                           7,310      7,318
                                                              -------    -------
   Total                                                      $45,559    $46,331
                                                              =======    =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The quality ratings of fixed maturity securities available-for-sale are as follows:

                   RATING AGENCY
NAIC RATING   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $27,441       59.2%
     2        BBB                         15,879       34.3%
     3        BBB                          1,852        4.0%
     4        BBB                            961        2.1%
     5        CCC and lower                  177        0.4%
     6        In or near default              21        0.0%
                                         -------      -----
                                         $46,331      100.0%
                                         =======      =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $2,601   $1,959   $1,932
Equity securities available-for-sale               10        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     398      288      350
Real estate                                        37       48       25
Policy loans                                      134      118      119
Invested cash                                      53       46       21
Other investments                                 141       61       54
                                               ------   ------   ------
   Investment revenue                           3,555    2,703    2,682
Investment expense                                144      111       89
                                               ------   ------   ------
   Net investment income                       $3,411   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                 2006     2005
                                                ------   ------
                                                 (IN MILLIONS)
                                                ---------------
Corporate bonds                                 $2,140   $2,283
U.S. Government bonds                              331      322
Foreign government bonds                            45       52
   Asset and mortgage backed-securities             --
   Mortgage pass-through securities                 24       29
   Commercial rortgage obligations                 111      113
   Collateralized Mortgage Backed  Securities      133      148
   Other-asset backed securities                     8        9
State and municipal bonds                           18       19
Redeemable preferred stocks                          8        8
                                                ------   ------
      Total fixed maturities                     2,818    2,983
Equity securities                                    2        2
                                                ------   ------
      Total securities available-for-sale       $2,820   $2,985
                                                ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                        2006   2005   2004
                                        ----   ----   ----
                                           (IN MILLIONS)
                                        ------------------
Realized loss on investment and
   derivative instruments                $(6)  $(21)  $(58)
Gain (loss) on reinsurance  embedded
   derivative/trading  securities          4      5     (1)
Gain on sale of subsidiaries/business     --     --     14
                                         ---   ----   ----
Net realized (loss) on investments       $(2)  $(16)  $(45)
                                         ===   ====   ====

The detail of the realized loss on investments and derivative instruments is as follows:

                                                 2006   2005    2004
                                                 ----   ----   -----
                                                    (IN MILLIONS)
                                                 -------------------
Fixed maturity securities available-for-sale
   Gross gain                                    $113   $113   $ 107
   Gross loss                                     (90)   (90)   (115)
Equity securities available-for-sale
   Gross gain                                       1      8      19
   Gross loss                                      --     --      (1)
Fixed maturity securities held-to-maturity
   Gross gain                                      --     --      --
   Gross loss                                      --     --      --
Other investments                                   8     10       4
Associated amortization of  deferred
   acquisition costs and  provision for
   policyholder  commitments                      (36)   (52)    (51)
Investment expense                                 (2)    (9)    (10)
                                                 ----   ----   -----
Total investments                                  (6)   (20)    (47)
Derivative instruments of  associated
   amortization of  deferred acquisition costs     --     (1)    (12)
                                                 ----   ----   -----
Total investments and derivative  instruments    $ (6)  $(21)  $ (59)
                                                 ====   ====   =====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                   (IN MILLIONS)
                                                ------------------
Fixed maturity securities  available-for-sale    $58    $19    $67
Equity securities available-for-sale              --     --     --
Fixed maturity securities  held-to-maturity       --     --     --
Mortgage loans on real estate                      1     (6)    (2)
Real estate                                       --     --     --
Guarantees                                        --     --     --
                                                 ---    ---    ---
Total                                            $59    $13    $65
                                                 ===    ===    ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                                 2006    2005   2004
                                                -----   -----   ----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities  available-for-sale   $(206)  $(839)   $61
Equity securities available-for-sale                6      (6)    (6)
                                                -----   -----    ---
Total                                           $(200)  $(845)   $55
                                                =====   =====    ===

For fixed maturity and equity securities held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                               FAIR    % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                              VALUE     VALUE      COST         COST         LOSS          LOSS
                             -------   ------   ---------   -----------   ----------   ------------
                                                        (IN MILLIONS)
                             ----------------------------------------------------------------------
2006
 90 Days                     $ 5,926     36.4%   $ 5,968        35.9%        $ (42)         12.3%
greater than 90 days but
 less than or equal to
 180 days                        261      1.6%       272         1.6%          (11)          3.1%
greater than 180 days but
 less than or equal to
 270 days                      1,168      7.2%     1,192         7.2%          (24)          7.0%
greater than 270 days less
 than or equal to 1 year       1,694     10.4%     1,734        10.4%          (40)         11.8%
greater than 1 year            7,226     44.4%     7,451        44.9%         (225)         65.8%
                             -------    -----    -------       -----         -----         -----
   Total                     $16,275    100.0%   $16,617       100.0%        $(342)        100.0%
                             =======    =====    =======       =====         =====         =====
2005
  90 Days                    $ 3,007     27.6%   $ 3,039        27.2%        $ (32)         10.5%
greater than 90 days but less
 than or equal to 180 days     5,152     47.3%     5,258        47.0%         (106)         34.6%
greater than 180 days but
 less than or equal to
 270 days                        374      3.4%       384         3.4%          (10)          3.3%
greater than 270 days but less
 than or equal to 1 year         788      7.3%       822         7.3%          (34)         11.1%
greater than 1 year            1,570     14.4%     1,693        15.1%         (123)         40.5%
                             -------    -----    -------       -----         -----         -----
   Total                     $10,891    100.0%   $11,196       100.0%        $(305)        100.0%
                             =======    =====    =======       =====         =====         =====

For fixed maturity and equity securities with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                            LESS THAN OR EQUAL         GREATER THAN
                                             TO TWELVE MONTHS         TWELVE MONTHS                TOTAL
                                          ---------------------   ---------------------   ---------------------
                                                        GROSS                   GROSS                   GROSS
                                          CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                            VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                          --------   ----------   --------   ----------   --------   ----------
                                                                      (IN MILLIONS)
                                          ---------------------------------------------------------------------
2006
   Corporate bonds                         $7,265       $(102)     $4,892       $(168)     $12,157      $(270)
   U.S. Government bonds                       25          --          --          --           25         --
   Foreign government bonds                    56          (1)         62          (1)         118         (2)
   Asset and mortgage backed-securities     1,633         (11)      2,227         (56)       3,860        (67)
   State and municipal bonds                   20          --          44          (1)          64         (1)
   Redeemable preferred stocks                 --          --           1          --            1         --
                                           ------       -----      ------       -----      -------      -----
      Total fixed maturities                8,999        (114)      7,226        (226)      16,225       (340)
Equity securities                              50          (2)         --          --           50         (2)
                                           ------       -----      ------       -----      -------      -----
      Total securities                     $9,049       $(116)     $7,226       $(226)     $16,275      $(342)
                                           ======       =====      ======       =====      =======      =====

2005
   Corporate bonds                         $6,300       $(132)     $1,235       $(109)     $ 7,535      $(241)
   U.S. Government bonds                       --          --          --          --           --         --
   Foreign government bonds                   169          (3)         38          --          207         (3)
   Asset and mortgage backed-securities     2,820         (47)        284         (13)       3,104        (60)
   State and municipal bonds                   31          --          13          (1)          44         (1)
   Redeemable preferred stocks                  1          --          --          --            1         --
                                           ------       -----      ------       -----      -------      -----
      Total fixed maturities                9,321        (182)      1,570        (123)      10,891       (305)
Equity securities                              --          --          --          --           --         --
                                           ------       -----      ------       -----      -------      -----
      Total securities                     $9,321       $(182)     $1,570       $(123)     $10,891      $(305)
                                           ======       =====      ======       =====      =======      =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 to the Supplemental Consolidated Financial Statements -- Fair Value of Financial Instruments for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                                           2006     2005
                                           ----     ----
                                           (IN MILLIONS)
                                           -------------
Real estate                                $ 27     $ 19
Property and equipment                      254      255

Impaired mortgage loans along with the related allowance for losses are as follows:

                                           2006    2005
                                           ----    ----
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses    $28     $66
Allowance for losses                         (2)     (9)
                                            ---     ---
   Net impaired loans                       $26     $57
                                            ===     ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                 2006   2005   2004
                                                 ----   ----   ----
                                                    (IN MILLIONS)
                                                 ------------------
Balance at beginning of year                      $ 9    $16    $18
Provisions for losses                               2      2      5
Release due to principal paydowns                  (9)    (9)    (7)
                                                  ---    ---    ---
   Balance at end of year                         $ 2    $ 9    $16
                                                  ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                 2006   2005   2004
                                                 ----   ----   ----
                                                    (IN MILLIONS)
                                                 ------------------
Average recorded investment in impaired loans     $42    $62   $101
Interest income recognized on impaied loans         4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and December 31 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $19 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,278 million. This includes $283 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Current                                $151   $111   $ 98
Deferred                                199    112     95
                                       ----   ----   ----
   Total tax expense                   $350   $223   $193
                                       ====   ====   ====

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Tax rate times pre-tax income          $458   $303   $272
Effect of:
   Tax-preferred investment income      (85)   (63)   (69)
   Tax credits                          (21)   (14)   (14)
   Other                                 (2)    (3)     4
                                       ----   ----   ----
      Provision for income taxes       $350   $223   $193
                                       ====   ====   ====
      Effective tax rate                 27%    26%    25%

The Federal income tax liability included in Other liabilities on the Supplemental Consolidated Balance Sheets is as follows:

                                            2006     2005
                                            ----     ----
                                            (IN MILLIONS)
                                            -------------
Current                                     $ 15     $ 77
Deferred                                     352       24
                                            ----     ----
   Total Federal income tax liability       $367     $101
                                            ====     ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                         2006     2005
                                                        ------   ------
                                                         (IN MILLIONS)
                                                        ---------------
Deferred tax assets:
Insurance and investment contract liabilities           $1,509   $1,206
Deferred gain recognition for income tax purposes          265      291
Modco embedded derivative                                   76       98
Postretirement benefits other than pension                  14       15
Compensation related                                       133      100
Ceding commission asset                                      9       11
Capital loss carryforward                                    1       --
Net operating loss carryforward                             21       --
Affordable housing tax credit carryforward                  18       --
Other deferred tax assets                                  102       53
                                                        ------   ------
   Total deferred tax assets                             2,148    1,774
                                                        ------   ------
Deferred tax liabilities:
Deferred acquisition costs                               1,657      998
Net unrealized gain on securities available-for-sale       277      351
Trading security gains                                      74       91
Present value of business in-force                         284      260
Deferred gain recognition for income tax purposes           14       --
Depreciation differences                                    59       --
Other deferred tax liabilities                             135       98
                                                        ------   ------
   Total deferred tax liabilities                        2,500    1,798
                                                        ------   ------
   Net deferred tax liability                           $  352   $   24
                                                        ======   ======

We and our affiliates, with the exception of JPL and JPLA, are part of a consolidated Federal income tax filing with LNC. Cash paid relating to these consolidated Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

JPL files a separate Federal income tax return. Cash received for income taxes relating to JPL's return in 2006 was $15 million. JPLA is part of a consolidated Federal income tax filing with Jefferson Pilot Financial Insurance Company. Cash received for income taxes relating to the consolidated return in 2006 was $6 million.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                              2006    2005    2004
                                             -----   -----   -----
                                                  (IN MILLIONS)
                                             ---------------------
Insurance assumed                            $  --   $   1   $  --
Insurance ceded                               (938)   (767)   (640)
                                             -----   -----   -----
   Net reinsurance premiums
      and fees                               $(938)  $(766)  $(640)
                                             =====   =====   =====

The income statement caption, "Benefits, " is net of reinsurance recoveries at December 31, 2006, 2005 and 2004 of $0.8 billion, $0.7 billion $0.6 billion, respectively.

A rollforward of Deferred Acquisition Costs is as follows:

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
Balance at beginning of year              $3,676   $2,904   $2,552
Deferral                                   1,409      934      868
Amortization                                (619)    (427)    (415)
Adjustment related to realized gains
   on securities available-for-sale          (38)     (48)     (46)
Adjustment related to unrealized
   gains on securities
   available-for-sale                         86      313      (16)
Cumulative effect of accounting
   change                                     --       --      (39)
                                          ------   ------   ------
Balance at end of year                    $4,514   $3,676   $2,904
                                          ======   ======   ======

A rollforward of Value of Business Acquired is as follows:

                                              2006    2005    2004
                                             ------   ----   -----
                                                 (IN MILLIONS)
                                             ---------------------
Balance at beginning of year                 $  742   $819   $ 922
Merger accounting fair value
   adjustment                                 1,487     --      --
Deferral                                         84     --      --
Amortization                                   (173)   (77)   (103)
Adjustment related to realized
   gains on securities available-for-sale        (6)    --      --
Adjustment related to unrealized
   gains on securities
   available-for-sale                           (30)    --      --
                                             ------   ----   -----
Balance at end of year                       $2,104   $742   $ 819
                                             ======   ====   =====

Future estimated amortization of Value of Business Acquired is as follows:

   2007-$211
   2008-$190
   2009-$180
   2010-$169
   2011-$142
   Thereafter-$1,212

Realized losses on investments and derivative instruments on the Supplemental Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $38 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in Other assets on the Supplemental Consolidated Balance Sheets, is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Balance at beginning of year           $129   $ 85   $ 45
   Capitalized                           86     60     50
   Amortization                         (22)   (16)   (10)
                                       ----   ----   ----
Balance at end of year                 $193   $129   $ 85
                                       ====   ====   ====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                  2006     2005     2004
                                 ------   ------   ------
                                       (IN MILLIONS)
                                 ------------------------
Commissions                      $1,297   $  899   $1,136
General and administrative
   expenses                       1,033      966      604
Deferred acquisition costs and
   value of business acquired,
   net of amortization             (701)    (431)    (350)
Taxes, licenses and fees            124       81       85
Restructuring charges                13       29       --
                                 ------   ------   ------
   Total                         $1,766   $1,544   $1,475
                                 ======   ======   ======

The carrying amount of goodwill by reportable segment is as follows:

                                              2006    2005
                                             ------   ----
                                             (IN MILLIONS)
                                             -------------
Individual Markets
   Life Insurance                            $1,695   $855
   Annuities                                    616     44
Employer Markets
   Retirement Products                           20     20
                                             ------   ----
   Total                                     $2,331   $919
                                             ======   ====

Details underlying the balance sheet caption, "Investment contractholder and policyholder funds," are as follows:

                                           2006      2005
                                         -------   -------
                                           (IN MILLIONS)
                                         -----------------
Premium deposits funds                   $20,500   $21,755
Other policyholder funds                  29,236    12,975
Deferred front end loads                     564       432
Undistributed earnings on
   participating business                    102       111
                                         -------   -------
   Total                                 $50,402   $35,273
                                         =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                           2006     2005
                                          ------   ------
                                           (IN MILLIONS)
                                          ---------------
Short-term debt                           $   21   $   34
Long-term debt:
Note due Lincoln National Corporation,
   due September 2008                        140       --
Surplus Notes due Lincoln
   National Corporation:
      6.56% surplus note, due 2028           500      500
      6.03% surplus note, due 2028           750      750
                                          ------   ------
Total Surplus Notes                        1,250    1,250
                                          ------   ------
   Total long-term debt                   $1,390   $1,250
                                          ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $99 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date.

                                                 IN EVENT
                                                 OF DEATH
                                               -------------
                                                2006    2005
                                               -----   -----
                                               (IN BILLIONS)
                                               -------------
Return of net deposit
   Account value                               $38.3   $31.9
   Net amount at risk                            0.1     0.1
   Average attained age of contractholders        54      53
Return of net deposits plus a minimum return
   Account value                               $ 0.4   $ 0.3
   Net amount at risk                             --      --
   Average attained age of
      contractholders                             67      66
   Guaranteed minimum return                       5%      5%
Return of net deposit
   Account value                               $22.5   $18.8
   Net amount at risk                            0.2     0.3
   Average attained age of
      contractholders                             64      63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                             2006    2005
                                             ----   ------
                                             (IN BILLIONS)
                                             -------------
Asset Type
Domestic Equity                               $39     $32
International Equity                            6       5
Bonds                                           6       5
                                              ---     ---
   Total                                       51      42
                                              ---     ---
Money Market                                    6       4
                                              ---     ---
   Total                                      $57     $46
                                              ===     ===
Percent of total variable annuity separate
   account values                              87%     87%
                                              ===     ===

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                                                  GMDB
                                              -----------
                                              2006   2005
                                              ----   ----
Total:
   Beginning balance                          $ 15   $ 18
   Changes in reserves                          14      9
   Benefits paid                                (6)   (12)
                                              ----   ----
   Ending balance                             $ 23   $ 15
                                              ====   ====
Ceded:
   Beginning balance                          $(15)  $(18)
   Changes in reserves                         (12)    (9)
   Benefits paid                                 6     12
                                              ----   ----
   Ending balance                             $(21)  $(15)
                                              ====   ====
Net:
   Beginning balance                          $ --   $ --
   Changes in reserves                           2     --
   Benefits paid                                --     --
                                              ----   ----
   Ending balance                             $  2    $--
                                              ====   ====

The offset to the benefit reserve amounts above are reflected in benefits in the Supplemental Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively. These reinsurance premiums are reflected as an offset in insurance premiums in the Supplemental Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company's insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

LNL PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

LNL DEFINED BENEFIT PLAN

LNC sponsors a non-contributory defined benefit pension plan covering its agents. Information with respect to LNL's defined benefit plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                                     OTHER
                                                                     POST-
                                                      PENSION      RETIREMENT
                                                      BENEFITS      BENEFITS
                                                    -----------   -----------
                                                    2006   2005   2006   2005
                                                    ----   ----   ----   ----
                                                          (IN MILLIONS)
                                                    -------------------------
Change in plan assets                               $ 93    $82   $ --   $ --
   Fair value of plan assets at beginning of year     12      6     --     --
   Company contributions                              --     10      2      2
   Benefits paid                                      (5)    (5)    (2)    (2)
                                                    ----   ----   ----   ----
      Fair value of plan assets at end-of-year      $100    $93   $ --   $ --
                                                    ====   ====   ====   ====
Change in benefit obligation:
   Benefit obligation at beginning-of-year          $ 92     87     22     19
   Interest Cost                                       5      5      1      1
   Plan participant's contributions                   --     --      1      1
   Actuarial (gains)/losses                           (2)     4     (3)     3
   Benefits paid                                      (5)    (4)    (2)    (2)
                                                    ----   ----   ----   ----
      Benefits obligation at end-of-year            $ 90    $92   $ 19   $ 22
                                                    ====   ====   ====   ====
   Funded status of the plans                       $ 10    $ 1   $(19)  $(22)
   Unrecognized net actuarial losses                         20            (1)
                                                    ----   ----   ----   ----
   Prepaid (accrued) benefit cost                            21           (23)
   Other Assets                                       11
   Other Liabilities                                  (1)
                                                    ----   ----   ----   ----
Amounts recognized in the Supplemental
   Consolidated Balance Sheets                      $ 10    $21   $(19)  $ (23)
                                                    ====   ====   ====   ====
Amounts recognized in accumulated other
   comprehensive income (net of tax):
   Net loss (gain)                                     8            (2)
                                                    ----   ----   ----   ----
      Total                                         $  8           $(2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                   5.75%  6.00%  5.75%  6.00%
   Expected return on plan assets                   8.00%  8.25%    --     --
Rate of increase in compensation                    4.00%  4.00%  4.00%  4.00%

LNC uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            ONE-        ONE-
                                                         PERCENTAGE  PERCENTAGE
                                                            POINT       POINT
                                                          INCREASE    DECREASE
                                                         ----------  ----------
                                                              (IN MILLIONS)
                                                         ----------------------
Effect on accumulated postretirement benefit obligation      $ 1        $(1)
Effect on total service and interest cost components         ---        ---

     Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                 2006     2005
                                 ----     ----
                                 (IN MILLIONS)
                                 -------------
U.S. PLAN:
Accumulated benefit obligation    $1       $1
Projected benefit obligation       1        1
Fair value of plan assets         --       --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                                                       OTHER
                                                                  POSTRETIREMENT
                                            PENSION BENEFITS         BENEFITS
                                           ------------------   ------------------
                                           2006   2005   2004   2006   2005   2004
                                           ----   ----   ----   ----   ----   ----
                                                         (IN MILLIONS)
                                           ---------------------------------------
U.S. PLANS:
Service cost                               $ 18   $ 17   $ 17    $ 1    $ 2    $ 2
Interest cost                                29     29     28      5      5      5
Expected return on plan assets              (38)   (38)   (35)    --     --     --
Amortization of prior service cost           (2)    (2)    (2)    --     --     --
Recognized net actuarial (gains) losses       4      2      1      1     --     (1)
Recognized actuarial loss due to special
   termination benefits                       2     --     --     --     --     --
                                           ----   ----   ----    ---    ---    ---
Net periodic benefit expense               $ 13   $  8   $  9    $ 7    $ 7    $ 6
                                           ====   ====   ====    ===    ===    ===

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million each in 2006, 2005 and 2004. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan assets allocations at December 31, 2006 and 2005, by asset category are as follows:

                              2006   2005
                              ----   ----
ASSET CATEGORY
U.S. PLANS:
Equity securities               60%    64%
Fixed income securities         40%    34%
Real Estate                     --      1%
Cash and cash equivalents       --      1%
                               ---    ---
   Total                       100%   100%
                               ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                                 WEIGHTING RANGE
                                                                 ---------------
ASSET CATEGORY
Cash                                                                       0-20%
Guaranteed Products                                                        0-20%
Fixed Income                                                              20-80%
   Long-term                                                      0-10%
   High-Yield                                                     0-10%
   International/Emerging Markets*                                0-10%
Real Estate                                                                0-20%
Equities                                                                  20-80%
   Small-cap                                                      0-20%
   International                                                  0-20%
   Emerging Markets*                                              0-10%
Other                                                                      0-20%
Total International**                                                      0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

                           US POST RETIREMENT PLANS
             --------------------------------------------------
             NON-QUALIFIED                               NOT
              U.S. DEFINED   REFLECTING              REFLECTING
                BENEFIT       MEDICARE    MEDICARE    MEDICARE
                PENSION        PART D      PART D      PART D
                 PLANS         SUBSIDY     SUBSIDY     SUBSIDY
             -------------   ----------   --------   ----------
                                (IN MILLIONS)
             --------------------------------------------------
Year
2007               $ 3           $ 5         $(1)       $ 6
2008                 3             5          (1)         6
2009                 3             5          (1)         6
2010                 4             5          (1)         6
2011                 4             5          (1)         6
Thereafter          25            28          (4)        32

JPL DEFINED BENEFIT PLAN

JPL sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit. Information for the Company's agent pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                      2006
                                                      ----
Change in projected benefit obligation:
Projected benefit obligation at beginning of period    $29
Interest cost                                            1
Actuarial loss                                          --
Benefits paid                                           (2)
                                                       ---
   Projected benefit obligation at end of period       $28
                                                       ===
Change in plan assets:                                  39
Fair value of assets at beginning of period              4
Actual return on plan assets                            --
Transfer out and expense                                (2)
                                                       ---
   Benefits paid                                       $41
                                                       ===
Fair value of assets at end of period
Funded status of the plan                              $14
Unamortized prior service cost                          --
Unrecognized net loss                                   (2)
                                                       ---
   Net amount recognized                               $12
                                                       ===

The accumulated benefit obligation for JPL's defined benefit pension plan was $28 at December 31, 2006.

JPL uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                      2006
                                                      ----
Interest cost                                           1
Expected return on plan assets                         (2)
Amortization of prior service cost                     --
                                                      ---
   Net periodic benefit benefit                        (1)
                                                      ===

ASSUMPTIONS

                                                      2006
                                                      ----
Weighted-average assumptions used to determine
benefit obligations at December 31:
   Discount rate                                      5.75%
Weighted-average assumptions used to determine
net cost for years ended December 31:
   Discount rate                                      5.69%
   Expected return on plan assets                     8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate JPL subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year end 2006.

PLAN ASSETS.

JPL's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                                                      2006
                                                      ----
ASSET CATEGORY
Equity securities                                       75%
Debt securities                                         25%
                                                       ---
   Total                                               100%
                                                       ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

PLAN CASH FLOWS.

JPL is not expected to make a contribution to the pension plan during 2007. The expected benefit payments for JPL's pension plan for the years indicated are as follows:

2007                $ 3
2008                  3
2009                  3
2010                  3
2011                  3
2012 through 2016    11

APPLICATION OF SFAS 158

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Supplemental Consolidated Balance Sheet at December 31, 2006 is as follows:

                              BEFORE                     AFTER
                           APPLICATION    SFAS 158    APPLICATION
                           OF SFAS 158   ADJUSTMENT   OF SFAS 158
                           -----------   ----------   -----------
                                         (IN MILLIONS)
                           --------------------------------------
Other assets                 $  1,650        $38       $  1,688
Total assets                  148,846         38        148,884
Other Liabilities               3,278         34          3,312
Total Liabilities             139,304         34        139,338
Accumulated other
   comprehensive income           371          4            375
Total shareholder's
   equity                       9,542          4          9,546

401(k).

LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS.

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                          2006   2005   2004
                          ----   ----   ----
                             (IN MILLIONS)
                          ------------------
Stock options              $ 3    $--    $ 1
Shares                      19     13     11
Cash awards                  1      1      1
SARs                        (1)     2      4
Restricted stock             1      1      1
                           ---    ---    ---
Total                      $23    $17    $18
                           ===    ===    ===
Recognized tax benefit     $ 8    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Supplemental Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS -- LNL

Net income as determined in accordance with statutory accounting practices for LNL was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for LNL was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect LNL's reported statutory surplus. LNL utilizes the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. LNL also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

LNL paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

STATUTORY INFORMATION AND RESTRICTIONS -- JPL AND JPLA

Net loss as determined in accordance with statutory accounting practices for JPL and JPLA for the nine months ending December 31, 2006 was $114 million and $26 million, respectively. Statutory surplus as determined in accordance with statutory accounting practices for JPL and JPLA was $773 million and $69 million for December 31, 2006, respectively.

JPL prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of its statutory financial statements.

The General Statues of North Carolina require JPL to maintain capital of $1.2 million and minimum unassigned surplus of $.3 million. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. JPL paid dividends of $2 million to LNC during 2006. JPL expects that we could pay dividends of $77 million in 2007 without prior approval from North Carolina.

JPLA prepares financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The New Jersey statutes require the Company to maintain minimum capital of $1.5 million and minimum unassigned surplus of $6.1 million. Additionally, the New Jersey statutes limit the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. JPL expects that we could pay dividends of $7 million in 2007 without prior approval from the New Jersey Commissioner of Banking and Insurance.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Supplemental Consolidated Balance Sheets in accordance with the requirements of SFAS 113. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Supplemental Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

Significant leases include the lease for our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

      2007-$45
      2008-$40
      2009-$28
      2010-$17
      2011-$13
Thereafter-$40

In addition, the Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 31% of such mortgages, or $1.9 billion, involved properties located in California, Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance SeriesSM ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As a result of our merger with JPL, we now distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500(R) index call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to policyholders' within insurance benefits. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. Interest credited was decreased by $59 million in 2006 for the changes in the fair value of these liabilities. The notional amounts of policyholder fund balances allocated to the equity-index options were $2.4 billion at December 31, 2006.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                           2006     2005                 2006    2005
                                                          ------   ------               -----   -----
                                                                        (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                           $5,950   $5,450               $   3   $   5
   Interest rate swap agreements                           1,064      462                   9       9
                                                          ------   ------               -----   -----
      Total interest rate derivative instruments           7,014    5,912                  12      14
                                                          ======   ======               =====   =====
Foreign currency derivative instruments:
   Foreign currency swaps                                     86       58                  (7)     (5)
Credit derivative instruments:
   Credit default swaps                                       20       20                  --      --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                           1        1                  22      17
   Call options (based on SPX Index)                       2,357       --                 185      --
   Embedded derivatives per SFAS 133                          --       --                (138)   (268)
                                                          ------   ------               -----   -----
      Total derivative instruments *                      $9,478   $5,991               $  74   $(242)
                                                          ======   ======               =====   =====

----------
* Total derivative instruments for 2006 are composed of an asset of $240 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability on the Supplemental Consolidated Balance Sheet. Total derivative instruments for 2005 are composed of an asset of $41 and liabilities of $6 million and $278 million on the Supplemental Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                INTEREST RATE     INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ----------------------------------------------------
                                2006     2005      2006    2005       2006   2005
                               ------   ------    ------   ----       ----   ----
                                                   (IN MILLIONS)
                               ----------------------------------------------------
Balance at beginning of year   $5,450   $4,000    $  462   $446        $58   $ 42
New contracts                     750    1,450       634     36         30     30
Terminations and maturities      (250)      --       (32)   (20)        (2)   (14)
                               ------   ------    ------   ----        ---   ----
   Balance at end of year      $5,950   $5,450    $1,064   $462        $86   $ 58
                               ======   ======    ======   ====        ===   ====

                                                          CALL OPTIONS           CALL OPTIONS
                               CREDIT DEFAULT SWAPS   (BASED ON LNC STOCK)   (BASED ON SPX INDEX)
                               ------------------------------------------------------------------
                                    2006   2005             2006   2005           2006    2005
                                    ----   ----             ----   ----         -------   ----
                                                          (IN MILLIONS)
                               ------------------------------------------------------------------
Balance at beginning of year         $20    $13              $ 1    $ 1         $    --    $--
New contracts                         10     20               --     --           3,377     --
Terminations and maturities          (10)   (13)              --     --          (1,020)    --
                                     ---    ---              ---    ---         -------    ---
   Balance at end of year            $20    $20              $ 1    $ 1         $ 2,357    $--
                                     ===    ===              ===    ===         =======    ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $1 million, less than $1 million and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS.

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income.

Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The open positions at December 31, 2006, expire in 2007 through 2026.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS.

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK.

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time as the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Supplemental Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS.

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS.

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS.

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK.

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN.

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS.

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS.

We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Supplemental Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES.

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION.

Income other than realized gains and losses for the agreements and contracts described above amounted to $77 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $176 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE, HELD-TO-MATURITY AND TRADING SECURITIES.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The fair value of policy loans outstanding has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

DERIVATIVE INSTRUMENTS.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES.

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                                         2006                  2005
                                                                 -------------------   --------------------
                                                                 CARRYING     FAIR     CARRYING      FAIR
                                                                   VALUE      VALUE      VALUE      VALUE
                                                                 --------   --------   --------   ---------
                                                                                 (IN MILLIONS)
                                                                 ------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturies                                                $ 46,331   $ 46,331   $ 32,245   $ 32,245
   Equity                                                             205        205        101        101
Trading securities                                                  2,820      2,820      2,985      2,985
Mortgage loans on real estate                                       6,024      6,187      3,662      3,859
Policy loans                                                        2,209      2,385      1,858      2,003
Derivative instruments *                                               74         74       (243)      (243)
Other investments                                                     808        808        423        423
Cash and invested cash                                              1,676      1,676      1,962      1,962
Investment type insurance contracts:                                   --         --
   Deposit contracts and certain guaranteed interest contracts    (27,422)   (27,392)   (21,270)   (21,273)
   Remaining guaranteed interest and similar contracts                (12)       (12)       (13)       (13)
Short-term debt                                                       (21)       (21)       (34)       (34)
Long-term debt                                                     (1,390)    (1,345)    (1,250)    (1,324)
Guarantees                                                             --         --         --         --
Investment commitments                                                 --       (208)        --         --

----------
* Total derivative instruments for 2006 are composed of an asset of $240 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $780 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection. The Employer Markets business provides its products through the Retirement Products segment, which consists of its Defined Contribution business. Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re Life & Health America Inc. ("Swiss Re") in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment is as follows:

                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                   (IN MILLIONS)
                                                             ------------------------
REVENUE:
Segment Operating
   Revenue:
   Individual Markets:
      Individual Annuities                                   $1,849   $1,309   $1,278
      Life Insurance                                          2,611    1,840    1,847
                                                             ------   ------   ------
      Individual Markets Total                                4,460    3,149    3,125
                                                             ------   ------   ------
   Employer Markets:
      Retirement Products                                     1,290    1,168    1,125
      Group Protection                                           22       --       --
                                                             ------   ------   ------
      Employer Markets Total                                  1,312    1,168    1,125
                                                             ------   ------   ------
   Other Operations                                             445      309      621
   Consolidating adjustments                                   (164)      --     (354)
   Net realized investment results(1)                            (2)     (16)     (45)
   Reserve development net of related amortization
      on business sold  through reinsurance                       1        1        1
                                                             ------   ------   ------
      Total                                                  $6,052   $4,611   $4,473
                                                             ------   ------   ------
NET INCOME:
Segment net income:
   Individual Markets:
      Individual Annuities                                   $  317   $  197   $  169
      Life Insurance                                            386      238      252
                                                             ------   ------   ------
      Individual Markets Total                                  703      435      421
                                                             ------   ------   ------
   Employer Markets:
      Retirement Products                                       239      206      181
      Group Protection                                            5       --       --
                                                             ------   ------   ------
      Employer Markets Total                                    244      206      181
                                                             ------   ------   ------
   Other Operations                                              10       12        9
   Net realized investment results(2)                            (1)     (10)     (29)
   Reserve development net of related amortization
      on business sold through reinsurance                        1        1        1
                                                             ------   ------   ------
   Income before cumulative effect of accounting changes        957      644      583
   Cumulative effect of  accounting changes                      --       --      (26)
                                                             ------   ------   ------
Net Income                                                   $  957   $  644   $  557
                                                             ------   ------   ------

----------
(1) Includes realized losses on investments of $6 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, $(1) million and $(12) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of $4 million $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                                   2006       2005
                                                 --------   --------
                                                    (IN MILLIONS)
                                                 -------------------
ASSETS:
   Annuities                                     $ 68,530   $ 48,250
   Life Insurance                                  34,006     21,795
   Retirement Products                             35,901     33,478
   Group Protection                                   160         --
   Other Operations                                 8,355      6,649
   Consolidating adjustments                        1,932      3,882
Total                                            $148,884   $114,054

12. SHAREHOLDER'S EQUITY

All authorized and issued shares of LNL, JPL and JPLA, issues are owned by LNC.

Details underlying the supplemental consolidated balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                     2006      2005
                                                   -------   -------
                                                     (IN MILLIONS)
                                                   -----------------
Fair value of securities
   available-for-sale                              $46,536   $32,346
Cost of securities
   available-for-sale                               45,752    31,362
                                                   -------   -------
Unrealized gain                                        784       984
Adjustments to deferred acquisition
   costs and value of business acquired               (211)     (266)
Amounts required to satisfy
   policyholder commitments                            (20)      (31)
Foreign currency exchange rate
   adjustment                                           28        16
Deferred income taxes                                 (201)     (251)
                                                   -------   -------
Net unrealized gain on securities
   available-for-sale                              $   380   $   452
                                                   =======   =======

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Supplemental Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Supplemental Consolidated Statements of Shareholder's Equity are as follows:

                                                 2006    2005   2004
                                                 ----   -----   ----
                                                    (IN MILLIONS)
                                                 -------------------
Unrealized gains (losses) on
   securities available-for-sale
   arising during the year                       $(91)  $(479)  $116
Less: Reclassification adjustment
   for gains on disposals of prior
   year inventory included in net income (1)       67      39     82
Less: Federal income tax expense
   (benefit) on reclassification                  (86)   (189)    11
                                                 ----   -----   ----
Net change in unrealized gain on
   securities available-for-sale, net
   of reclassifications and federal
   income tax expense                            $(72)  $(329)  $ 23
                                                 ====   =====   ====

----------
(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Supplemental Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million and $3 million for 2006, 2005 and 2004, respectively, and net of adjustments to DAC of less than $1 million, $(7) million and $(8) million for 2006, 2005 and 2004, respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Supplemental Consolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                       TOTAL
                                                 ----------------
                                                   (IN MILLIONS)
                                                 ----------------
Amounts incurred in 2006
   Employee severance and termination benefits          $12
   Abandoned office space                                 1
                                                        ---
Total 2006 restructuring charges                         13
Amounts expended in 2006                                 (6)
                                                        ---
Restructuring reserve at December 31, 2006              $ 7
                                                        ===
Additional amounts expended that do not
qualify as restructuring charges                        $14
Expected completion date                         4th Quarter 2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Supplemental Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                                   2006    2005    2004
                                                  -----   -----   -----
                                                      (IN MILLIONS)
                                                  ---------------------
Insurance assumed                                 $  25   $  --   $  --
Insurance ceded                                    (238)   (219)   (116)
                                                  -----   -----   -----
Net reinsurance premiums and fees                 $(213)  $(219)  $(116)
                                                  =====   =====   =====

The Supplemental Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Future policy benefits and claims assumed              $  141   $    3
Future policy benefits and claims ceded                   951    1,052
Amounts recoverable from reinsurers on
   paid and unpaid losses                                  16       16
Reinsurance payable on paid losses                         11        3
Funds held under reinsurance treaties-net liability       702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,153 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199 million in for general management and investment services provided by the Company, of which $46 million remained receivable as of December 31, 2006, related to these agreements. The Company also made various disbursements to its affiliates, of which $8 million remained payable as of December 31, 2006. These balances are included in other assets on the Supplemental Consolidated Balance Sheets.

The Company owns the following securities of Jefferson-Pilot affiliates. Amounts are reflected at the carrying amounts in the Supplemental Consolidated Balance Sheets as of December 31.

                                                            2006   2005
                                                            ----   ----
Lincoln Financial Media Company
   (affiliate) Senior Promissory Notes
   due 2005 through 2013, interest
   ranging from 4.2% to 7.7%                                 $12    $16
Lincoln National Corporation (Parent)
   Senior Notes Series due 2008
   interest 4.6%                                              92     92
Lincoln National Corporation Senior
   Promissory Notes due 2007, interest
   rate of 5.25%                                               6     --

The Company recognized interest income totaling $4 million as of December 31, 2006.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expenses of less than $1 million at December 31, 2006 related to this agreement.

During 1999, JPLA paid an affiliate, Jefferson Pilot Financial Life Insurance Company (JPFIC) $100 million in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006, the cash surrender value of this policy totaled approximately $148 million.

The Company has entered into service agreements with JPL and certain of its affiliates for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $17 million as of December 31, 2006 for general management and investment services provided by JPL. At December 31, 2006, the Company had $5 million payable to JPL related to these service contracts. These balances are included in other assets on the Supplemental Consolidated Balance Sheets.

Report of Independent Registered Public Accounting Firm

The Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying supplemental consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2006 and 2005, and the related supplemental consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These supplemental financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The supplemental consolidated financial statements give retroactive effect to the merger of the Company with Jefferson-Pilot Life Insurance Company ("JPL"), which occurred on April 2, 2007, and which has been accounted for in a manner similar to a pooling-of-interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated acquisition accounted for by the pooling-of-interests method in the financial statements that do not include the date of consummation. These supplemental financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of The Lincoln National Life Insurance Company after financial statements covering the date of consummation of the merger are issued.

In our opinion, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of the consummation of the business combination.

As discussed in Note 2 to the supplemental consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the supplemental consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2007

                  Lincoln National Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2006

     Statement of Operations - Year ended December 31, 2006

     Statements of Changes in Net Assets - Years ended December 31, 2006 and
     2005

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Cash Flows - Years ended December 31, 2006, 2005, and 2004

     Notes to Consolidated Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following consolidated financial statements for Jefferson-Pilot Life Insurance Company and Subsidiary are included in Part B of this Registration Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - For the periods April 3 through
      December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Shareholder's Equity - For the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Cash Flows - For the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Notes to Consolidated Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following supplemental consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Cash Flows - Years ended December 31, 2006, 2005, and 2004

     Notes to Supplemental Consolidated Financial Statements - December 31,
     2006

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1)(a) Resolution of Board of Directors of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26,1996.

   (b) Amendment dated December 2, 1996 to Resolution of Board of Directors of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-04999) filed on April 30, 1998.

(2) Not Applicable.

(3) (a) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996.

   (b) Form of Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 20 (File No. 333-35784) filed on April 10, 2007.

(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (d) Endorsement to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (e) Group Annuity Amendment to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (f) Endorsement to Certificate incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-04999) filed on April 9, 2002.

   (h) Group Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-04999) filed on April 9, 2002.

   (i) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-04999) filed on April 6, 2004.

(5)(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-05827) filed on April 26, 2000.

   (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not Applicable.

(8)(a)(i) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-1A (File No. 2-80741) filed on April 10, 2000.

       (ii) Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

       (iii) Form of Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-04999) filed on April 12, 2006.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) American Century

       (ii) Baron Capital Trust

       (iii)(a) Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed September 26, 1996. (Fund Participation Agreement)

       (iii)(b) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

       (iii)(c) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

       (iii)(d) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-04999) filed on April 6, 2004. (Amendment)

       (iv) Fidelity Variable Insurance Products

       (v) Janus Aspen Series

       (vi) Lincoln Variable Insurance Products Trust

       (vii) Neuberger Berman Advisers Management Trust

       (viii)(a) T. Rowe Price International Services, Inc and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)

       (viii)(b) T. Rowe Price International Services, Inc and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

       (ix) Alliance Variable Products Series Fund

       (x) American Funds Insurance Series

       (xi) Delaware VIP Trust

       (xii) Scudder Investments VIT Funds Trust

(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File
    No. 333-05827) filed on September 26, 1996.

(10) (a) Consent of Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Not Applicable

(14) Not Applicable

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Kelly D. Clevenger*           Vice President
Frederick J. Crawford**       Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen***              Senior Vice President and Director
Barbara Kowalczyk**           Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Rise' C.M. Taylor*            Treasurer and Vice President
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

         ** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2007 there were 69,020 owners of group contracts under Account L. There were {NUMBER OF PARTICIPANTS} participants in those group contracts.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Life or Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     b) For a listing of Officers and Directors of Lincoln Life, See Item 25. The Officers and Directors of LFD are listed below:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Duane L. Bernt**            Vice President and Treasurer
Patrick J. Caulfield*       Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass**           Director
Barbara S. Kowalczyk**      Director
Nancy A. Jordan***          Second Vice President, Chief Financial Officer
                            and Controller
Marilyn K. Ondecker***      Secretary

   * Principal Business address is 2001 Market Street, 4th Floor, Philadelphia, PA 19103

               ** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 18th day of April, 2007.


      Lincoln National Variable Annuity Account L (Registrant)
      Group Variable Annuity I, II & III
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Peter L. Witkewiz
            ------------------------------------
            Peter L. Witkewiz
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 18, 2007.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis Glass
*                                Chief Financial Officer and Director (Principal Financial
------------------------------
                                 Officer/Principal Accounting Officer)
Frederick J. Crawford
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Senior Vice President and Director
------------------------------
See Yeng Quek
*                                Senior Vice President and Director
------------------------------
Westley V. Thompson
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger